                          PROSPECTUS DATED MAY 1, 2004

                                      FOR

                      LIFESTAGES(R) ELITE VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
             51 MADISON AVENUE, ROOM 452, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

     This Prospectus describes the individual flexible premium LifeStages(R) Elite Variable Annuity policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments will commence, and a guaranteed death benefit if the owner or annuitant dies before income payments have commenced.

     The LifeStages(R) Elite Variable Annuity Policy differs from many other variable annuity policies in that the Mortality and Expense Risk and Administrative Costs Charge is calculated as a percentage of your Adjusted Premium Payments under the policy (excluding premiums allocated to the Fixed Account), rather than as a percentage of Separate Account assets. This means that the dollar amount of your Mortality and Expense Risk and Administrative Costs Charge will remain relatively stable regardless of market performance.

     NYLIAC offers an individual single premium version of the LifeStages(R) Elite Variable Annuity in the states of Alabama, Kentucky, Maryland, Massachusetts, New Jersey, Oregon, South Carolina, Utah and Washington. The single premium version is described in Appendix 1 of this Prospectus. The principal differences between the single premium version and flexible premium version of the policies are that under the single premium version:

          1) You can only make one premium payment;

          2) There is a different surrender charge schedule; and

          3) The minimum premium payment is $5,000 for both Qualified and Non-Qualified policies.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among a guaranteed interest option, the Dollar Cost Averaging Advantage Account and the variable Investment Divisions listed below.

-    MainStay VP Bond--Service Class
-    MainStay VP Capital Appreciation--Service Class
-    MainStay VP Cash Management
-    MainStay VP Common Stock--Service Class (formerly MainStay
     VP Growth Equity)
-    MainStay VP Convertible--Service Class
-    MainStay VP Government--Service Class
-    MainStay VP High Yield Corporate Bond--Service Class
-    MainStay VP International Equity--Service Class
-    MainStay VP Mid Cap Core--Service Class
-    MainStay VP Mid Cap Growth--Service Class
-    MainStay VP Mid Cap Value--Service Class (formerly MainStay
     VP Equity Income)
-    MainStay VP S&P 500 Index--Service Class (formerly MainStay
     VP Indexed Equity)
-    MainStay VP Small Cap Growth--Service Class
-    MainStay VP Total Return--Service Class
-    MainStay VP Value--Service Class
-    MainStay VP American Century Income & Growth--Service Class
-    MainStay VP Dreyfus Large Company Value--Service Class
-    MainStay VP Eagle Asset Management Growth Equity--Service
     Class
-    MainStay VP Lord Abbett Developing Growth--Service Class
-    Alger American Small Capitalization--Class S Shares
-    Calvert Social Balanced
-    Dreyfus IP Technology Growth--Service Shares
-    Fidelity(R) VIP Contrafund(R)--Service Class 2
-    Fidelity(R) VIP Equity-Income--Service Class 2
-    Fidelity(R) VIP Mid Cap--Service Class 2
-    Janus Aspen Series Balanced--Service Shares
-    Janus Aspen Series Worldwide Growth--Service Shares
-    MFS(R) Investors Trust Series--Service Class
-    MFS(R) Research Series--Service Class
-    MFS(R) Utilities Series--Service Class
-    Neuberger Berman AMT MidCap Growth--Class S
-    T. Rowe Price Equity Income Portfolio-II
-    Van Eck Worldwide Hard Assets
-    Van Kampen UIF Emerging Markets Equity--Class II
-    Victory VIF Diversified Stock--Class A Shares

     WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF THESE VARIABLE INVESTMENT DIVISIONS. DEPENDING ON MARKET CONDITIONS, YOU CAN MAKE OR LOSE MONEY IN ANY OF THE INVESTMENT DIVISIONS.

     You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless attached to current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisors Management Trust, the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, The Universal Institutional Funds, Inc. and the Victory Variable Insurance Funds. (the "Funds," each individually a "Fund") Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 598-2019 or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

     To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI"), dated May 1, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address above.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS..............................    3
TABLE OF FEES AND EXPENSES...............    4
QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R)
  ELITE VARIABLE ANNUITY.................   14
HOW DO I CONTACT NYLIAC?.................   18
FINANCIAL STATEMENTS.....................   18
CONDENSED FINANCIAL INFORMATION..........   19
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE ACCOUNT...   21
  New York Life Insurance and Annuity
    Corporation..........................   21
  The Separate Account...................   21
  The Portfolios.........................   21
  Additions, Deletions or Substitutions
    of Investments.......................   23
  Reinvestment...........................   23
THE POLICIES.............................   23
  Selecting the Variable Annuity That's
    Right for You........................   24
  Qualified and Non-Qualified Policies...   26
  Policy Application and Premium
    Payments.............................   26
  Payments Returned for Insufficient
    Funds................................   27
  Your Right to Cancel ("Free Look").....   27
  Issue Ages.............................   27
  Transfers..............................   27
    (a) Limits on Transfers..............   28
  Virtual Service Center and Interactive
    Voice Response System................   29
  Dollar Cost Averaging (DCA) Programs...   30
    (a) Traditional Dollar  Cost
        Averaging........................   30
    (b) The DCA Advantage Account........   31
  Automatic Asset Reallocation...........   32
  Interest Sweep.........................   32
  Accumulation Period....................   32
    (a) Crediting of Premium  Payments...   32
    (b) Valuation of Accumulation
         Units...........................   33
  Riders.................................   33
    (a) Living Needs Benefit Rider.......   33
    (b) Unemployment Benefit  Rider......   33
    (c) Investment Protection Plan Rider
        (optional).......................   33
    (d) Enhanced Beneficiary Benefit
        Rider (optional).................   35
    (e) Enhanced Spousal Continuance
        Rider (optional).................   36
    (f) Upromise Account Rider
        (optional).......................   37
    (g) Annual Death Benefit Reset Rider
        (optional).......................   37
  Policy Owner Inquiries.................   38
  Records and Reports....................   39
CHARGES AND DEDUCTIONS...................   39
  Surrender Charges......................   39

                                           PAGE
                                           ----
  Amount of Surrender Charge.............   39
  Exceptions to Surrender Charges........   39
  Mortality and Expense Risk and
    Administrative Costs Charge..........   40
OTHER CHARGES............................   42
    (a) Policy Service Charge............   42
    (b) Fund Charges.....................   42
    (c) Investment Protection Plan Rider
        Charge (optional)................   42
    (d) Rider Risk Charge Adjustment
        (optional).......................   43
    (e) Enhanced Beneficiary Benefit
        Rider Charge (optional)..........   43
    (f) Annual Death Benefit Reset Rider
        Charge (optional)................   43
    (g) Transfer Fees....................   43
  Group and Sponsored Arrangements.......   44
  Taxes..................................   44
DISTRIBUTIONS UNDER THE POLICY...........   44
  Surrenders and Withdrawals.............   44
    (a) Surrenders.......................   45
    (b) Partial Withdrawals..............   45
    (c) Periodic Partial Withdrawals.....   45
    (d) Hardship Withdrawals.............   45
  Required Minimum Distribution
     Option..............................   46
  Our Right to Cancel....................   46
  Annuity Commencement Date..............   46
  Death Before Annuity Commencement......   46
  Income Payments........................   47
    (a) Election of Income Payment
         Options.........................   47
    (b) Proof of Survivorship............   47
  Delay of Payments......................   47
  Designation of Beneficiary.............   48
  Restrictions Under Internal Revenue
    Code Section 403(b)(11)..............   48
THE FIXED ACCOUNT........................   48
  (a) Interest Crediting.................   49
  (b) Transfers to the Investment
    Divisions............................   49
THE DCA ADVANTAGE ACCOUNT................   49
FEDERAL TAX MATTERS......................   49
  Introduction...........................   49
  Taxation of Annuities in General.......   50
  Qualified Policies.....................   51
    (a) Section 403(b) Plans.............   51
    (b) Individual Retirement
         Annuities.......................   51
    (c) Roth Individual Retirement
         Annuities.......................   51
    (d) Inherited IRAs...................   51
DISTRIBUTOR OF THE POLICIES..............   52
VOTING RIGHTS............................   52
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION.................   53
APPENDIX 1...............................  A-1

THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, Fixed Accumulation Value and the DCA Accumulation Value of a policy.

ADJUSTED PREMIUM PAYMENT--The total dollar amount of premium payments made under the policy and initially allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the Policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE ACCOUNT--The 6-month period account from which you are permitted to transfer amounts to the Investment Divisions proportionally on a monthly basis.

DCA ACCUMULATION VALUE--The sum of premium payments allocated to the DCA Advantage Account, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and an annual policy service charge that may already have been assessed. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCUMULATION VALUE--The sum of all premium payments allocated to the Fixed Account plus interest credited on those premium payments, less any transfer or partial withdrawals from the Fixed Account, and less any surrender charges, rider charges and policy service charges deducted from the Fixed Account.

FUND--A diversified, open-end management investment company.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

INVESTMENT DIVISIONS--The Investment Divisions of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies issued under employee retirement plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-IV, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Surrender Charge                                          Current and Guaranteed Maximum: 8% of the amount
 (as a % of amount withdrawn)                              withdrawn(1)
 -----------------------------------------------------------------------------------------------------------------
 Transfer Fee                                              Current: No charge
                                                           Guaranteed Maximum: $30 per transfer for each transfer
                                                           over 12 in a Policy Year
 -----------------------------------------------------------------------------------------------------------------

(1) In Payment Years 4 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 7% during Payment Year 4; 6%
 during Payment Year 5; 5% during Payment Year 6; 4% during Payment Year 7; 3% during Payment Year 8; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

 -----------------------------------------------------------------------------------------------------------------
                         CHARGE                            AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
 Annual Policy Service Charge                              $30 per policy for policies with less than $100,000
                                                           Accumulation Value
 -----------------------------------------------------------------------------------------------------------------
 Mortality and Expense Risk and Administrative Costs       Current and Guaranteed Maximum: 1.70% (annualized) of
 Charge                                                    the Adjusted Premium Payments allocated to the
                                                           Investment Divisions and the DCA Advantage Account,
                                                           deducted on a quarterly basis. A pro-rata portion of
                                                           the charge deducted will be on the date the policy is
                                                           surrendered and upon payment of death benefit proceeds.
 -----------------------------------------------------------------------------------------------------------------
 Optional Riders
   - Investment Protection Plan Rider Charge               Current: 0.45% (annualized) of the amount that is
                                                           guaranteed, under this rider, deducted on a quarterly
                                                           basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the amount
                                                           that is guaranteed, under this rider, deducted on a
                                                           quarterly basis.
 -----------------------------------------------------------------------------------------------------------------
   - Rider Risk Adjustment Charge                          Current: Contact your Registered Representative.(1)
    (Charge for cancellation of the Investment
   Protection Plan Rider.)                                 Guaranteed Maximum: 2.00% (annualized) of the amount
                                                           that is guaranteed.
 -----------------------------------------------------------------------------------------------------------------
   - Enhanced Beneficiary Benefit Rider Charge             Current: 0.30% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
                                                           Guaranteed Maximum: 1.00% (annualized) of the policy's
                                                           Accumulation Value, deducted on a quarterly basis.
 -----------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------
 CHARGE                                                    AMOUNT DEDUCTED
 -----------------------------------------------------------------------------------------------------------------
   - Annual Death Benefit Reset Rider Charge               Current: If oldest Owner or Annuitant is age 65 or
                                                           younger 0.30% (annualized) of the Reset Value(2) as of
                                                           the last policy Anniversary (or as of the Policy Date
                                                           if within the first Policy Year), deducted quarterly.



                                                           If Oldest Owner or Annuitant is age 66 to 75 inclusive
                                                           0.35% (annualized) of the Reset Value as of the last
                                                           Policy Anniversary (or as of the Policy Date if within
                                                           the first Policy Year) deducted quarterly.



                                                           Guaranteed Maximum: 1.00% of the Reset Value as of the
                                                           last Policy Anniversary (or as of the Policy Date if
                                                           within the first Policy Year) deducted quarterly.

(1) Contact your Registered Representative to determine the percentage we are currently charging before you select this feature.

(2) For a detailed explanation of the term "Reset Value," see "THE POLICIES--Riders--Annual Death Benefit Reset Rider." on Page 34

The next table shows the minimum and maximum total operating expenses deducted from Fund portfolio assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2003. The expenses are expressed as a percentage of average net assets of the Fund portfolio and may be higher or lower in the future. More detail concerning each underlying Fund portfolio fees and expenses is contained in the prospectus for each Fund.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                -----------------------------------
                                                                    MINIMUM            MAXIMUM
  -------------------------------------------------------------------------------------------------
  Expenses that are deducted from the Fund portfolio's assets, including management fees, distribution fees, 12b-1 fees,
    administration and other expenses                                0.55%              2.22%
  -------------------------------------------------------------------------------------------------

EXAMPLES

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the charges and expenses of the policy including the annual policy service charge. The annual policy service charge does not apply to policies with an Accumulation Value of $100,000 or greater. Therefore, if your policy's Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or the Annuity Commencement Date.

     You would pay the following expenses on a $10,000 premium payment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

                                                EXPENSES IF YOU                               EXPENSES IF YOU
                                                  ANNUITIZED                                    SURRENDERED
                                                  YOUR POLICY                                   YOUR POLICY
---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
---------------------------------------------------------------------------------------------------------------------------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders..............  $444.85   $  800.59   $1,367.42   $2,836.39   $444.85   $  994.09   $1,519.72   $2,836.39
with IPP Rider..................  $489.20   $  935.18   $1,589.90   $3,343.61   $489.20   $1,126.09   $1,738.81   $3,343.61
with EBB Rider..................  $474.43   $  890.49   $1,516.27   $3,201.40   $474.43   $1,082.26   $1,666.31   $3,201.40
with ADBR Rider.................  $479.36   $  905.40   $1,540.87   $3,249.05   $479.36   $1,096.89   $1,690.53   $3,249.05
with IPP & EBB Riders...........  $518.77   $1,025.06   $1,738.73   $3,634.90   $518.77   $1,214.24   $1,885.38   $3,634.90
with IPP & ADBR Riders..........  $523.70   $1,040.00   $1,763.38   $3,682.60   $523.70   $1,228.89   $1,909.65   $3,682.60
with EBB & ADBR Riders..........  $508.93   $  995.30   $1,689.73   $3,540.37   $508.93   $1,185.05   $1,837.11   $3,540.37
with All Riders.................  $553.28   $1,129.88   $1,912.22   $3,973.89   $553.28   $1,317.03   $2,056.21   $3,973.89
MAINSTAY VP CAPITAL APPRECIATION--SERVICE CLASS
without any Riders..............  $454.70   $  830.61   $1,417.27   $2,932.40   $454.70   $1,023.54   $1,568.81   $2,932.40
with IPP Rider..................  $499.01   $  964.80   $1,638.60   $$3,437.01  $499.01   $1,155.14   $1,786.76   $3,437.01
with EBB Rider..................  $484.26   $  920.25   $1,565.37   $3,296.35   $484.26   $1,111.45   $1,714.65   $3,296.35
with ADBR Rider.................  $489.18   $  935.13   $1,589.83   $3,343.47   $489.18   $1,126.04   $1,738.74   $3,343.47
with IPP & EBB Riders...........  $528.56   $1,054.45   $1,786.71   $3,725.19   $528.56   $1,243.05   $1,932.61   $3,725.19
with IPP & ADBR Riders..........  $533.48   $1,069.31   $1,811.18   $3,772.31   $533.48   $1,257.63   $1,956.71   $3,772.31
with EBB & ADBR Riders..........  $518.73   $1,024.75   $1,737.93   $3,631.65   $518.73   $1,213.93   $1,884.58   $3,631.65
with All Riders.................  $563.03   $1,158.91   $1,959.23   $4,060.42   $563.03   $1,345.50   $2,102.50   $4,060.42
MAINSTAY VP CASH MANAGEMENT
without any Riders..............  $421.14   $  728.12   $1,246.73   $2,601.84   $421.14   $  923.02   $1,400.87   $2,601.84
with IPP Rider..................  $465.58   $  863.68   $1,471.99   $3,115.27   $465.58   $1,055.97   $1,622.70   $3,115.27
with EBB Rider..................  $450.79   $  818.71   $1,397.49   $2,969.33   $450.79   $1,011.86   $1,549.33   $2,969.33
with ADBR Rider.................  $455.73   $  833.73   $1,422.40   $3,018.24   $455.73   $1,026.59   $1,573.86   $3,018.24
with IPP & EBB Riders...........  $495.24   $  954.25   $1,622.74   $3,414.34   $495.24   $1,144.80   $1,771.15   $3,414.34
with IPP & ADBR Riders..........  $500.17   $  969.28   $1,647.67   $3,463.30   $500.17   $1,159.54   $1,795.70   $3,463.30
with EBB & ADBR Riders..........  $485.38   $  924.30   $1,573.13   $3,317.32   $485.38   $1,115.42   $1,722.29   $3,317.32
with All Riders.................  $529.82   $1,059.86   $1,798.39   $3,762.37   $529.82   $1,248.36   $1,944.12   $3,762.37
MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders..............  $442.88   $  794.57   $1,357.41   $2,817.08   $442.88   $  988.19   $1,509.87   $2,817.08
with IPP Rider..................  $487.23   $  929.23   $1,580.12   $3,324.80   $487.23   $1,120.25   $1,729.18   $3,324.80
with EBB Rider..................  $472.47   $  884.53   $1,506.45   $3,182.30   $472.47   $1,076.42   $1,656.63   $3,182.30
with ADBR Rider.................  $477.39   $  899.46   $1,531.05   $3,230.04   $477.39   $1,091.06   $1,680.86   $3,230.04
with IPP & EBB Rider............  $516.82   $1,019.20   $1,729.15   $3,616.76   $516.82   $1,208.49   $1,875.93   $3,616.76
with IPP & ADBR Rider...........  $521.74   $1,034.10   $1,753.76   $3,664.51   $521.74   $1,223.10   $1,900.17   $3,664.51
with EBB & ADBR Rider...........  $506.97   $  989.41   $1,680.07   $3,522.01   $506.97   $1,179.27   $1,827.61   $3,522.01
with All Riders.................  $551.33   $1,124.06   $1,902.77   $3,956.45   $551.33   $1,311,32   $2,046.91   $3,956.45

                                                EXPENSES IF YOU
                                               DO NOT SURRENDER
                                                  YOUR POLICY
--------------------------------  -------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
--------------------------------  -------------------------------------------
MAINSTAY VP BOND--SERVICE CLASS
without any Riders..............  $260.46   $  800.59   $1,367.42   $2,836.39
with IPP Rider..................  $305.64   $  935.18   $1,589.90   $3,343.61
with EBB Rider..................  $290.58   $  890.49   $1,516.27   $3,201.40
with ADBR Rider.................  $295.61   $  905.40   $1,540.87   $3,249.05
with IPP & EBB Riders...........  $335.76   $1,025.06   $1,738.73   $3,634.90
with IPP & ADBR Riders..........  $340.78   $1,040.00   $1,763.38   $3,682.60
with EBB & ADBR Riders..........  $325.74   $  995.30   $1,689.73   $3,540.37
with All Riders.................  $370.91   $1,129.88   $1,912.22   $3,973.89
MAINSTAY VP CAPITAL APPRECIATION
without any Riders..............  $270.49   $  830.61   $1,417.27   $2,932.40
with IPP Rider..................  $315.62   $  964.80   $1,638.60   $3,437.01
with EBB Rider..................  $300.60   $  920.25   $1,565.37   $3,296.35
with ADBR Rider.................  $305.61   $  935.13   $1,589.83   $3,343.47
with IPP & EBB Riders...........  $345.73   $1,054.45   $1,786.71   $3,725.19
with IPP & ADBR Riders..........  $350.74   $1,069.31   $1,811.18   $3,772.31
with EBB & ADBR Riders..........  $335.72   $1,024.75   $1,737.93   $3,631.65
with All Riders.................  $380.84   $1,158.91   $1,959.23   $4,060.42
MAINSTAY VP CASH MANAGEMENT
without any Riders..............  $236.31   $  728.12   $1,246.73   $2,601.84
with IPP Rider..................  $281.58   $  863.68   $1,471.99   $3,115.27
with EBB Rider..................  $266.51   $  818.71   $1,397.49   $2,969.33
with ADBR Rider.................  $271.54   $  833.73   $1,422.40   $3,018.24
with IPP & EBB Riders...........  $311.78   $  954.25   $1,622.74   $3,414.34
with IPP & ADBR Riders..........  $316.81   $  969.28   $1,647.67   $3,463.30
with EBB & ADBR Riders..........  $301.75   $  924.30   $1,573.13   $3,317.32
with All Riders.................  $347.02   $1,059.86   $1,798.39   $3,762.37
MAINSTAY VP COMMON STOCK--SERVIC
without any Riders..............  $258.45   $  794.57   $1,357.41   $2,817.08
with IPP Rider..................  $303.62   $  929.23   $1,580.12   $3,324.80
with EBB Rider..................  $288.59   $  884.53   $1,506.45   $3,182.30
with ADBR Rider.................  $293.60   $  899.46   $1,531.05   $3,230.04
with IPP & EBB Rider............  $333.77   $1,019.20   $1,729.15   $3,616.76
with IPP & ADBR Rider...........  $338.78   $1,034.10   $1,753.76   $3,664.51
with EBB & ADBR Rider...........  $323.74   $  989.41   $1,680.07   $3,522.01
with All Riders.................  $368.92   $1,124.06   $1,902.77   $3,956.45

                                                EXPENSES IF YOU                               EXPENSES IF YOU
                                                  ANNUITIZED                                    SURRENDERED
                                                  YOUR POLICY                                   YOUR POLICY
---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
---------------------------------------------------------------------------------------------------------------------------
MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders..............  $457.68   $  839.65   $1,432.20   $2,961.04   $457.68   $1,032.40   $1,583.52   $2,961.04
with IPP Rider..................  $501.96   $  973.68   $1,653.15   $3,464.80   $501.96   $1,163.85   $1,801.09   $3,464.80
with EBB Rider..................  $487.23   $  929.19   $1,580.05   $3,324.66   $487.23   $1,120.21   $1,729.11   $3,324.66
with ADBR Rider.................  $492.13   $  944.04   $1,604.48   $3,371.62   $492.13   $1,134.78   $1,753.16   $3,371.62
with IPP & EBB Rider............  $531.50   $1,063.24   $1,801.03   $3,752.03   $531.50   $1,251.68   $1,946.72   $3,752.03
with IPP & ADBR Rider...........  $536.42   $1,078.09   $1,825.45   $3,799.01   $536.42   $1,266.24   $1,970.77   $3,799.01
with EBB & ADBR Rider...........  $521.68   $1,033.59   $1,752.34   $3,658.83   $521.68   $1,222.60   $1,898.77   $3,658.83
with All Riders.................  $565.95   $1,167.61   $1,973.29   $4,086.16   $565.95   $1,354.04   $2,116.36   $4,086.18
MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders..............  $449.79   $  815.62   $1,392.36   $2,884.51   $449.79   $1,008.84   $1,544.28   $2,884.51
with IPP Rider..................  $494.11   $  949.99   $1,614.26   $3,390.40   $494.11   $1,140.62   $1,762.80   $3,390.40
with EBB Rider..................  $479.35   $  905.39   $1,540.85   $3,249.00   $479.35   $1,096.87   $1,690.51   $3,249.00
with ADBR Rider.................  $484.27   $  920.29   $1,565.38   $3,296.39   $484.27   $1,111.48   $1,714.67   $3,296.39
with IPP & EBB Riders...........  $523.66   $1,039.75   $1,762.73   $3,680.14   $523.66   $1,228.65   $1,909.01   $3,680.14
with IPP & ADBR Riders..........  $528.60   $1,054.65   $1,787.27   $3,727.54   $528.60   $1,243.25   $1,933.17   $3,727.54
with EBB & ADBR Riders..........  $513.84   $1,010.07   $1,713.87   $3,586.14   $513.84   $1,199.53   $1,860.89   $3,586.14
with All Riders.................  $558.16   $1,144.42   $1,935.76   $4,017.27   $558.16   $1,331.29   $2,079.40   $4,017.27
MAINSTAY VP HIGH YIELD CORPORATE BOND--SERVICE CLASS
without any Riders..............  $450.78   $  818.62   $1,397.35   $2,894.11   $450.78   $1,011.77   $1,549.19   $2,894.11
with IPP Rider..................  $495.08   $  952.94   $1,619.12   $3,399.73   $495.08   $1,143.50   $1,767.58   $3,399.73
with EBB Rider..................  $480.33   $  908.36   $1,545.74   $3,258.48   $480.33   $1,099.79   $1,695.32   $3,258.48
with ADBR Rider.................  $485.25   $  923.25   $1,570.28   $3,305.85   $485.25   $1,114.39   $1,719.49   $3,305.85
with IPP & EBB Riders...........  $524.65   $1,042.69   $1,767.55   $3,689.18   $524.65   $1,231.53   $1,913.75   $3,689.18
with IPP & ADBR Riders..........  $529.58   $1,057.60   $1,792.07   $3,736.51   $529.58   $1,246.14   $1,937.89   $3,736.51
with EBB & ADBR Riders..........  $514.82   $1,013.00   $1,718.69   $3,595.27   $514.82   $1,202.41   $1,865.64   $3,595.27
with All Riders.................  $559.13   $1,147.32   $1,940.46   $4,025.95   $559.13   $1,334.14   $2,084.03   $4,025.95
MAINSTAY VP INTERNATIONAL EQUITY--SERVICE CLASS
without any Riders..............  $497.05   $  958.88   $1,628.86   $3,334.02   $497.05   $1,149.33   $1,777.18   $3,334.02
with IPP Rider..................  $541.16   $1,091.28   $1,845.26   $3,827.40   $541.16   $1,279.18   $1,990.28   $3,827.40
with EBB Rider..................  $526.47   $1,047.33   $1,773.65   $3,693.25   $526.47   $1,236.07   $1,919.76   $3,693.25
with ADBR Rider.................  $531.37   $1,062.00   $1,797.58   $3,738.19   $531.37   $1,250.46   $1,943.32   $3,738.19
with IPP & EBB Riders...........  $570.58   $1,179.72   $1,990.05   $4,102.22   $570.58   $1,365.91   $2,132.86   $4,102.22
with IPP & ADBR Riders..........  $575.48   $1,194.40   $2,013.98   $4,147.18   $575.48   $1,380.30   $2,156.42   $4,147.18
with EBB & ADBR Riders..........  $560.80   $1,150.45   $1,942.39   $4,013.05   $560.80   $1,337.21   $2,085.93   $4,013.05
with All Riders.................  $604.91   $1,282.85   $2,158.78   $4,422.05   $604.91   $1,467.05   $2,299.01   $4,422.05
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders..............  $507.86   $  991.44   $1,682.27   $3,433,92   $507.86   $1,181.27   $1,829.78   $3,433.92
with IPP Rider..................  $551.92   $1,123.38   $1,897.42   $3,924.38   $551.92   $1,310.65   $2,041.63   $3,924.38
with EBB Rider..................  $537.25   $1,079.60   $1,826.25   $3,791.87   $537.25   $1,267.72   $1,971.55   $3,791.87
with ADBR Rider.................  $542.14   $1,094.23   $1,850.05   $3,836.31   $542.14   $1,282.07   $1,994.99   $3,836.31
with IPP & EBB Riders...........  $581.31   $1,211.53   $2,041.39   $4,195.93   $581.31   $1,397.11   $2,183.41   $4,195.93
with IPP & ADBR Riders..........   586.20   $1,226.16   $2,065.18   $4,240.35   $586.20   $1,411.45   $2,206.84   $4,240.35
with EBB & ADBR Riders..........  $571.53   $1,182.37   $1,994.00   $4,107.84   $571.53   $1,368.51   $2,136.74   $4,107.84
with All Riders.................  $615.59   $1,314.32   $2,209.15   $4,511.89   $615.59   $1,497.91   $2,348.61   $4,511.89

                                                EXPENSES IF YOU
                                               DO NOT SURRENDER
                                                  YOUR POLICY
--------------------------------  -------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
--------------------------------  -------------------------------------------
MAINSTAY VP CONVERTIBLE--SERVICE
without any Riders..............  $273.53   $  839.65   $1,432.20   $2,961.04
with IPP Rider..................  $318.63   $  973.68   $1,653.15   $3,464.80
with EBB Rider..................  $303.62   $  929.19   $1,580.05   $3,324.66
with ADBR Rider.................  $308.62   $  944.04   $1,604.48   $3,371.62
with IPP & EBB Rider............  $348.73   $1,063.24   $1,801.03   $3,752.03
with IPP & ADBR Rider...........  $353.74   $1,078.09   $1,825.45   $3,799.01
with EBB & ADBR Rider...........  $338.72   $1,033.59   $1,752.34   $3,658.83
with All Riders.................  $383.82   $1,167.61   $1,973.29   $4,086.18
MAINSTAY VP GOVERNMENT--SERVICE
without any Riders..............  $265.49   $  815.62   $1,392.36   $2,884.51
with IPP Rider..................  $310.63   $  949.99   $1,614.26   $3,390.40
with EBB Rider..................  $295.60   $  905.39   $1,540.85   $3,249.00
with ADBR Rider.................  $300.61   $  920.29   $1,565.38   $3,296.39
with IPP & EBB Riders...........  $340.74   $1,039.75   $1,762.73   $3,680.14
with IPP & ADBR Riders..........  $345.77   $1,054.65   $1,787.27   $3,727.54
with EBB & ADBR Riders..........  $330.73   $1,010.07   $1,713.87   $3,586.14
with All Riders.................  $375.88   $1,144.42   $1,935.76   $4,017.27
MAINSTAY VP HIGH YIELD CORPORATE
without any Riders..............  $266.49   $  818.62   $1,397.35   $2,894.11
with IPP Rider..................  $311.63   $  952.94   $1,619.12   $3,399.73
with EBB Rider..................  $296.60   $  908.36   $1,545.74   $3,258.48
with ADBR Rider.................  $301.61   $  923.25   $1,570.28   $3,305.85
with IPP & EBB Riders...........  $341.75   $1,042.69   $1,767.55   $3,689.18
with IPP & ADBR Riders..........  $346.77   $1,057.60   $1,792.07   $3,736.51
with EBB & ADBR Riders..........  $331.73   $1,013.00   $1,718.69   $3,595.27
with All Riders.................  $376.87   $1,147.32   $1,940.35   $4,025.95
MAINSTAY VP INTERNATIONAL EQUITY
without any Riders..............  $313.63   $  958.88   $1,628.86   $3,334.02
with IPP Rider..................  $358.56   $1,091.28   $1,845.26   $3,827.40
with EBB Rider..................  $343.60   $1,047.33   $1,773.65   $3,693.25
with ADBR Rider.................  $348.59   $1,062.00   $1,797.58   $3,738.19
with IPP & EBB Riders...........  $388.54   $1,179.72   $1,990.05   $4,102.22
with IPP & ADBR Riders..........  $393.53   $1,194.40   $2,013.98   $4,147.18
with EBB & ADBR Riders..........  $378.57   $1,150.45   $1,942.39   $4,013.05
with All Riders.................  $423.50   $1,282.85   $2,158.78   $4,422.05
MAINSTAY VP MID CAP CORE--SERVIC
without any Riders..............  $324.64   $  991.44   $1,682.27   $3,433.92
with IPP Rider..................  $369.53   $1,123.38   $1,897.42   $3,924.38
with EBB Rider..................  $354.58   $1,079.60   $1,826.25   $3,791.87
with ADBR Rider.................  $359.57   $1,094.23   $1,850.05   $3,836.31
with IPP & EBB Riders...........  $399.46   $1,211.53   $2,041.39   $4,195.93
with IPP & ADBR Riders..........  $404.45   $1,226.16   $2,065.18   $4,240.35
with EBB & ADBR Riders..........  $389.50   $1,182.37   $1,994.00   $4,107.84
with All Riders.................  $434.38   $1,314.32   $2,209.15   $4,511.89

                                                EXPENSES IF YOU                               EXPENSES IF YOU
                                                  ANNUITIZED                                    SURRENDERED
                                                  YOUR POLICY                                   YOUR POLICY
---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
---------------------------------------------------------------------------------------------------------------------------
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders..............  $487.23   $  929.22   $1,580.10   $3,242.25   $487.23   $1,120.25   $1,729.15   $3,242.25
with IPP Rider..................  $531.37   $1,062.00   $1,797.61   $3,738.22   $531.37   $1,250.46   $1,943.35   $3,738.22
with EBB Rider..................  $516.68   $1,017.94   $1,725.65   $3,602.62   $516.68   $1,207.25   $1,872.49   $3,602.62
with ADBR Rider.................  $521.58   $1,032.64   $1,749.67   $3,648.05   $521.58   $1,221.66   $1,896.15   $3,648.05
with IPP & EBB Riders...........  $560.83   $1,150.72   $1,943.15   $4,016.10   $560.83   $1,337.47   $$2,086.67  $4,016.10
with IPP & ADBR Riders..........  $565.73   $1,165.46   $1,967.21   $4,061.55   $565.73   $1,351.92   $2,110.36   $4,061.55
with EBB & ADBR Riders..........  $551.03   $1,121.37   $1,895.23   $3,925.92   $551.03   $1,308.68   $2,039.48   $3,925.92
with All Riders.................  $595.18   $1,254.16   $2,112.76   $4,339.46   $595.18   $1,438.91   $2,253.69   $4,339.46
MAINSTAY VP MID CAP VALUE--SERVICE CLASS
without any Riders..............  $474.43   $  890.47   $1,516.25   $3,121.46   $474.43   $1,082.25   $1,666.29   $3,121.46
with IPP Rider..................  $518.64   $1,023.84   $1,735.29   $3,620.82   $518.64   $1,213.04   $1,881.98   $3,620.82
with EBB Rider..................  $503.91   $  979.57   $1,662.82   $3,483.26   $503.91   $1,169.93   $1,810.62   $3,483.26
with ADBR Rider.................  $508.83   $  994.34   $1,687.02   $3,529.38   $508.83   $1,184.10   $1,834.45   $3,529.38
with IPP & EBB Riders...........  $548.13   $1,112.91   $1,881.84   $3,902.73   $548.13   $1,300.39   $2,026.30   $3,902.73
with IPP & ADBR Riders..........  $553.05   $1,127.68   $1,906.06   $3,948.87   $553.05   $1,314.88   $2,050.15   $3,948.87
with EBB & ADBR Riders..........  $538.32   $1,083.42   $1,833.57   $3,811.25   $538.32   $1,271.46   $1,978.77   $3,811.25
with All Riders.................  $582.53   $1,216.75   $2,052.58   $4,230.71   $582.53   $1,402.23   $2,194.43   $4,230.71
MAINSTAY VP S&P 500 INDEX--SERVICE CLASS
without any Riders..............  $430.03   $  755.35   $1,292.16   $2,690.50   $430.03   $  949.73   $1,445.61   $2,690.50
with IPP Rider..................  $474.46   $  890.56   $1,516.38   $3,201.59   $474.46   $1,082.33   $1,666.41   $3,201.59
with EBB Rider..................  $459.66   $  845.67   $1,442.19   $3,057.03   $459.66   $1,038.31   $1,593.35   $3,057.03
with ADBR Rider.................  $464.59   $  860.67   $1,466.99   $3,105.51   $464.59   $1,053.02   $1,617.78   $3,105.51
with IPP & EBB Riders...........  $504.07   $  980.88   $1,666.41   $3,497.75   $504.07   $1,170.90   $1,814.15   $3,497.75
with IPP & ADBR Riders..........  $509.02   $  995.87   $1,691.22   $3,546.21   $509.02   $1,185.61   $1,838.59   $3,546.21
with EBB & ADBR Riders..........  $494.23   $  951.01   $1,617.03   $3,401.65   $494.23   $1,141.61   $1,765.53   $3,401.65
with All Riders.................  $538.63   $1,086.18   $1,841.23   $3,842.34   $538.63   $1,274.17   $1,986.31   $3,842.34
MAINSTAY VP SMALL CAP GROWTH--SERVICE CLASS
without any Riders..............  $510.81   $1,000.29   $1,696.79   $3,460.94   $510.81   $1,189.94   $1,844.07   $3,460.94
with IPP Rider..................  $554.85   $1,132.14   $1,911.63   $3,950.65   $554.85   $1,319.25   $2,055.63   $3,950.65
with EBB Rider..................  $540.19   $1,088.37   $1,840.55   $3,818.60   $540.19   $1,276.32   $1,985.64   $3,818.60
with ADBR Rider.................  $545.08   $1,102.98   $1,864.28   $3,862.82   $545.08   $1,290.65   $2,009.00   $3,862.82
with IPP & EBB Riders...........  $584.24   $1,220.19   $2,055.33   $4,221.29   $584.24   $1,405.60   $2,197.14   $4,221.29
with IPP & ADBR Riders..........  $589.13   $1,234.81   $2,079.11   $4,265.58   $589.13   $1,419.93   $2,220.55   $4,265.58
with EBB & ADBR Riders..........  $574.46   $1,191.03   $2,008.00   $4,133.48   $574.46   $1,377.00   $2,150.53   $4,133.48
with All Riders.................  $618.50   $1,322.87   $2,222.84   $4,536.22   $618.50   $1,506.29   $2,362.09   $4,536.22
MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders..............  $451.76   $  821.62   $1,402.34   $2,903.69   $451.76   $1,014.72   $1,554.11   $2,903.69
with IPP Rider..................  $496.07   $  955.92   $1,624.00   $3,409.07   $496.07   $1,146.43   $1,772.39   $3,409.07
with EBB Rider..................  $481.31   $  911.33   $1,550.66   $3,267.98   $481.31   $1,102.70   $1,700.17   $3,267.98
with ADBR Rider.................  $486.23   $  926.22   $1,575.17   $3,315.26   $486.23   $1,117.30   $1,724.31   $3,315.26
with IPP & EBB Riders...........  $525.63   $1,045.62   $1,772.32   $3,698.18   $525.63   $1,234.40   $1,918.45   $3,698.18
with IPP & ADBR Riders..........  $530.55   $1,060.51   $1,796.85   $3,745.47   $530.55   $1,249.00   $1,942.61   $3,745.47
with EBB & ADBR Riders..........  $515.79   $1,015.92   $1,723.50   $3,604.38   $515.79   $1,205.27   $1,870.37   $3,604.38
with All Riders.................  $560.11   $1,150.22   $1,945.16   $4,034.56   $560.11   $1,336.98   $2,088.65   $4,034.56

                                                EXPENSES IF YOU
                                               DO NOT SURRENDER
                                                  YOUR POLICY
--------------------------------  -------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
--------------------------------  -------------------------------------------
MAINSTAY VP MID CAP GROWTH--SERV
without any Riders..............  $303.62   $  929.22   $1,580.10   $3,242.25
with IPP Rider..................  $348.59   $1,062.00   $1,797.61   $3,738.22
with EBB Rider..................  $333.63   $1,017.94   $1,725.65   $3,602.62
with ADBR Rider.................  $338.62   $1,032.64   $1,749.67   $3,648.05
with IPP & EBB Riders...........  $378.60   $1,150.72   $1,943.15   $4,016.10
with IPP & ADBR Riders..........  $383.59   $1,165.46   $1,967.21   $4,061.55
with EBB & ADBR Riders..........  $368.62   $1,121.37   $1,895.23   $3,925.92
with All Riders.................  $413.60   $1,254.16   $2,112.76   $4,339.46
MAINSTAY VP MID CAP VALUE--SERVI
without any Riders..............  $290.59   $  890.47   $1,516.25   $3,121.46
with IPP Rider..................  $335.63   $1,023.84   $1,735.29   $3,620.82
with EBB Rider..................  $320.62   $  979.57   $1,662.82   $3,483.26
with ADBR Rider.................  $325.64   $  994.34   $1,687.02   $3,529.38
with IPP & EBB Riders...........  $365.67   $1,112.91   $1,881.84   $3,902.73
with IPP & ADBR Riders..........  $370.67   $1,127.68   $1,906.06   $3,948.87
with EBB & ADBR Riders..........  $355.67   $1,083.42   $1,833.57   $3,811.25
with All Riders.................  $400.71   $1,216.75   $2,052.58   $4,230.71
MAINSTAY VP S&P 500 INDEX--SERVI
without any Riders..............  $245.36   $  755.35   $1,292.16   $2,690.50
with IPP Rider..................  $290.62   $  890.56   $1,516.38   $3,201.59
with EBB Rider..................  $275.54   $  845.67   $1,442.19   $3,057.03
with ADBR Rider.................  $280.57   $  860.67   $1,466.99   $3,105.51
with IPP & EBB Riders...........  $320.79   $  980.88   $1,666.41   $3,497.75
with IPP & ADBR Riders..........  $325.82   $  995.87   $1,691.22   $3,546.21
with EBB & ADBR Riders..........  $310.76   $  951.01   $1,617.03   $3,401.65
with All Riders.................  $355.99   $1,086.18   $1,841.23   $3,842.34
MAINSTAY VP SMALL CAP GROWTH--SE
without any Riders..............  $327.64   $1,000.29   $1,696.79   $3,460.94
with IPP Rider..................  $372.52   $1,132.14   $1,911.63   $3,950.65
with EBB Rider..................  $357.58   $1,088.37   $1,840.55   $3,818.60
with ADBR Rider.................  $362.56   $1,102.98   $1,864.28   $3,862.82
with IPP & EBB Riders...........  $402.45   $1,220.19   $2,055.33   $4,221.29
with IPP & ADBR Riders..........  $407.43   $1,234.81   $2,079.11   $4,265.58
with EBB & ADBR Riders..........  $392.49   $1,191.03   $2,008.00   $4,133.48
with All Riders.................  $437.35   $1,322.87   $2,222.84   $4,536.22
MAINSTAY VP TOTAL RETURN--SERVIC
without any Riders..............  $267.49   $  821.62   $1,402.34   $2,903.69
with IPP Rider..................  $312.63   $  955.92   $1,624.00   $3,409.07
with EBB Rider..................  $297.60   $  911.33   $1,550.66   $3,267.98
with ADBR Rider.................  $302.61   $  926.22   $1,575.17   $3,315.26
with IPP & EBB Riders...........  $342.74   $1,045.62   $1,772.32   $3,698.18
with IPP & ADBR Riders..........  $347.76   $1,060.51   $1,796.85   $3,745.47
with EBB & ADBR Riders..........  $332.72   $1,015.92   $1,723.50   $3,604.38
with All Riders.................  $377.87   $1,150.22   $1,945.16   $4,034.56

                                                EXPENSES IF YOU                               EXPENSES IF YOU
                                                  ANNUITIZED                                    SURRENDERED
                                                  YOUR POLICY                                   YOUR POLICY
---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
---------------------------------------------------------------------------------------------------------------------------
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders..............  $456.69   $  836.64   $1,427.21   $2,951.50   $456.69   $1,029.45   $1,578.60   $2,951.50
with IPP Rider..................  $500.98   $  970.74   $1,648.33   $3,455.60   $500.98   $1,160.96   $1,796.35   $3,455.60
with EBB Rider..................  $486.24   $  926.23   $1,575.17   $3,315.24   $486.24   $1,117.31   $1,724.30   $3,315.24
with ADBR Rider.................  $491.15   $  941.07   $1,599.61   $3,362.26   $491.15   $1,131.87   $1,748.37   $3,362.26
with IPP & EBB Riders...........  $530.53   $1,060.29   $1,796.23   $3,743.08   $530.53   $1,248.79   $1,942.00   $3,743.08
with IPP & ADBR Riders..........  $535.44   $1,075.14   $1,820.67   $3,790.08   $535.44   $1,263.35   $1,966.06   $3,790.08
with EBB & ADBR Riders..........  $520.70   $1,030.64   $1,747.54   $3,649.76   $520.70   $1,219.71   $1,894.05   $3,649.76
with All Riders.................  $564.99   $1,164.72   $1,968.62   $4,077.64   $564.99   $1,351.20   $2,111.76   $4,077.64
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--SERVICE CLASS
without any Riders..............  $484.27   $  920.30   $1,565.39   $3,214.53   $484.27   $1,111.49   $1,714.67   $3,214.53
with IPP Rider..................  $528.44   $1,053.21   $1,783.26   $3,711.26   $528.44   $1,241.84   $1,929.22   $3,711.26
with EBB Rider..................  $513.73   $1,009.07   $1,711.16   $3,575.21   $513.73   $1,198.56   $1,858.22   $3,575.21
with ADBR Rider.................  $518.63   $1,023.81   $1,735.24   $3,620.81   $518.63   $1,213.01   $1,881.93   $3,620.81
with IPP & EBB Riders...........  $557.89   $1,142.00   $1,929.03   $3,990.10   $557.89   $1,328.92   $2,072.77   $3,990.10
with IPP & ADBR Riders..........  $562.79   $1,156.73   $1,953.11   $4,035.67   $562.79   $1,343.36   $2,096.48   $4,035.67
with EBB & ADBR Riders..........  $548.10   $1,112.62   $1,881.05   $3,899.62   $548.10   $1,300.10   $2,025.52   $3,899.62
with All Riders.................  $592.26   $1,245.54   $2,098.91   $4,314.50   $592.26   $1,430.46   $2,240.05   $4,314.50
MAINSTAY VP DREYFUS LARGE COMPANY GROWTH--SERVICE CLASS
without any Riders..............  $489.19   $  935.16   $1,589.85   $3,260.68   $489.19   $1,126.07   $1,738.76   $3,260.68
with IPP Rider..................  $533.33   $1,067.87   $1,807.15   $3,756.10   $533.33   $1,256.22   $1,952.74   $3,756.10
with EBB Rider..................  $518.64   $1,023.84   $1,735.28   $3,620.81   $518.64   $1,213.04   $1,881.97   $3,620.81
with ADBR Rider.................  $523.54   $1,038.51   $1,759.28   $3,666.15   $523.54   $1,227.43   $1,905.60   $3,666.15
with IPP & EBB Riders...........  $562.77   $1,156.54   $1,952.57   $4,033.43   $562.77   $1,343.18   $2,095.94   $4,033.43
with IPP & ADBR Riders..........  $567.68   $1,171.24   $1,976.57   $4,078.72   $567.68   $1,357.59   $2,119.58   $4,078.72
with EBB & ADBR Riders..........  $552.98   $1,127.19   $1,904.68   $3,943.43   $552.98   $1,314.39   $2,048.79   $3,943.43
with All Riders.................  $597.13   $1,259.91   $2,121.98   $4,356.04   $597.13   $1,444.55   $2,262.77   $4,356.04
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--SERVICE CLASS
without any Riders..............  $473.44   $  887.50   $1,511.33   $3,112.09   $473.44   $1,079.33   $1,661.44   $3,112.09
with IPP Rider..................  $517.66   $1,020.87   $1,730.45   $3,611.74   $517.66   $1,210.12   $1,877.22   $3,611.74
with EBB Rider..................  $502.92   $  976.59   $1,657.95   $3,473.98   $502.92   $1,166.70   $1,805.82   $3,473.98
with ADBR Rider.................  $507.84   $  991.39   $1,682.19   $3,520.18   $507.84   $1,181.21   $1,829.70   $3,520.18
with IPP & EBB Riders...........  $547.15   $1,109.98   $1,877.07   $3,893.94   $547.15   $1,297.52   $2,021.60   $3,893.94
with IPP & ADBR Riders..........  $552.06   $1,124.77   $1,901.31   $3,940.09   $552.06   $1,312.02   $2,045.47   $3,940.09
with EBB & ADBR Riders..........  $537.33   $1,080.48   $1,828.80   $3,802.37   $537.33   $1,268.59   $1,974.06   $3,802.37
with All Riders.................  $581.54   $1,213.86   $2,047.91   $4,222.22   $581.54   $1,399.39   $2,189.84   $4,222.22
MAINSTAY LORD ABBETT DEVELOPING GROWTH--SERVICE CLASS
without any Riders..............  $508.84   $  994.39   $1,687.11   $3,442.89   $508.84   $1,184.16   $1,834.54   $3,442.89
with IPP Rider..................  $552.90   $1,126.30   $1,902.17   $3,933.16   $552.90   $1,313.52   $2,046.31   $3,933.16
with EBB Rider..................  $538.23   $1,082.52   $1,831.01   $3,800.77   $538.23   $1,270.58   $1,976.24   $3,800.77
with ADBR Rider.................  $543.12   $1,097.15   $1,854.81   $3,845.16   $543.12   $1,284.93   $1,999.68   $3,845.16
with IPP & EBB Riders...........  $582.28   $1,214.42   $2,046.05   $4,204.38   $582.28   $1,399.94   $2,188.00   $4,204.38
with IPP & ADBR Riders..........  $587.17   $1,229.04   $2,069.82   $4,248.76   $587.17   $1,414.27   $2,211.40   $4,248.76
with EBB & ADBR Riders..........  $572.51   $1,185.26   $1,998.68   $4,116.39   $572.51   $1,371.34   $2,141.35   $4,116.39
with All Riders.................  $616.56   $1,317.17   $2,213.71   $4,520.01   $616.56   $1,500.70   $2,353.10   $4,520.01

                                                EXPENSES IF YOU
                                               DO NOT SURRENDER
                                                  YOUR POLICY
--------------------------------  -------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
--------------------------------  -------------------------------------------
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders..............  $272.52   $  836.64   $1,427.21   $2,951.50
with IPP Rider..................  $317.64   $  970.74   $1,648.33   $3,455.60
with EBB Rider..................  $302.62   $  926.23   $1,575.17   $3,315.24
with ADBR Rider.................  $307.63   $  941.07   $1,599.61   $3,362.26
with IPP & EBB Riders...........  $347.73   $1,060.29   $1,796.23   $3,743.08
with IPP & ADBR Riders..........  $352.74   $1,075.14   $1,820.67   $3,790.08
with EBB & ADBR Riders..........  $337.72   $1,030.64   $1,747.54   $3,649.76
with All Riders.................  $382.84   $1,164.72   $1,968.62   $4,077.64
MAINSTAY VP AMERICAN CENTURY INC
without any Riders..............  $300.62   $  920.30   $1,565.39   $3,214.53
with IPP Rider..................  $345.60   $1,053.21   $1,783.26   $3,711.26
with EBB Rider..................  $330.62   $1,009.07   $1,711.16   $3,575.21
with ADBR Rider.................  $335.61   $1,023.81   $1,735.24   $3,620.81
with IPP & EBB Riders...........  $375.61   $1,142.00   $1,929.03   $3,990.10
with IPP & ADBR Riders..........  $380.60   $1,156.73   $1,953.11   $4,035.67
with EBB & ADBR Riders..........  $365.63   $1,112.62   $1,881.05   $3,899.62
with All Riders.................  $410.62   $1,245.54   $2,098.91   $4,314.50
MAINSTAY VP DREYFUS LARGE COMPAN
without any Riders..............  $305.62   $  935.16   $1,589.85   $3,260.68
with IPP Rider..................  $350.59   $1,067.87   $1,807.15   $3,756.10
with EBB Rider..................  $335.63   $1,023.84   $1,735.28   $3,620.81
with ADBR Rider.................  $340.62   $1,038.51   $1,759.28   $3,666.15
with IPP & EBB Riders...........  $380.58   $1,156.54   $1,952.57   $4,033.43
with IPP & ADBR Riders..........  $385.58   $1,171.24   $1,976.57   $4,078.72
with EBB & ADBR Riders..........  $370.61   $1,127.19   $1,904.68   $3,943.43
with All Riders.................  $415.58   $1,259.91   $2,121.98   $4,356.04
MAINSTAY VP EAGLE ASSET MANAGEME
without any Riders..............  $289.58   $  887.50   $1,511.33   $3,112.09
with IPP Rider..................  $334.62   $1,020.87   $1,730.45   $3,611.74
with EBB Rider..................  $319.62   $  976.59   $1,657.95   $3,473.98
with ADBR Rider.................  $324.62   $  991.39   $1,682.19   $3,520.18
with IPP & EBB Riders...........  $364.67   $1,109.98   $1,877.07   $3,893.94
with IPP & ADBR Riders..........  $369.67   $1,124.77   $1,901.31   $3,940.09
with EBB & ADBR Riders..........  $354.66   $1,080.48   $1,828.80   $3,802.37
with All Riders.................  $399.70   $1,213.86   $2,047.91   $4,222.22
MAINSTAY LORD ABBETT DEVELOPING
without any Riders..............  $325.64   $  994.39   $1,687.11   $3,442.89
with IPP Rider..................  $370.52   $1,126.30   $1,902.17   $3,933.16
with EBB Rider..................  $355.58   $1,082.52   $1,831.01   $3,800.77
with ADBR Rider.................  $360.56   $1,097.15   $1,854.81   $3,845.16
with IPP & EBB Riders...........  $400.46   $1,214.42   $2,046.05   $4,204.38
with IPP & ADBR Riders..........  $405.44   $1,229.04   $2,069.82   $4,248.76
with EBB & ADBR Riders..........  $390.50   $1,185.26   $1,998.68   $4,116.39
with All Riders.................  $435.37   $1,317.17   $2,213.71   $4,520.01

                                                EXPENSES IF YOU                               EXPENSES IF YOU
                                                  ANNUITIZED                                    SURRENDERED
                                                  YOUR POLICY                                   YOUR POLICY
---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
---------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN SMALL CAPITALIZATION--CLASS S SHARES
without any Riders..............  $487.23   $  929.22   $1,580.10   $3,242.25   $487.23   $1,120.25   $1,729.15   $3,242.25
with IPP Rider..................  $531.37   $1,062.00   $1,797.61   $3,738.22   $531.37   $1,250.46   $1,943.35   $3,738.22
with EBB Rider..................  $516.68   $1,017.94   $1,725.65   $3,602.62   $516.68   $1,207.25   $1,872.49   $3,602.62
with ADBR Rider.................  $521.58   $1,032.64   $1,749.67   $3,648.05   $521.58   $1,221.66   $1,896.15   $3,648.05
with IPP & EBB Riders...........  $560.83   $1,150.72   $1,943.15   $4,016.10   $560.83   $1,337.47   $2,086.67   $4,016.10
with IPP & ADBR Riders..........  $565.73   $1,165.46   $1,967.21   $4,061.55   $565.73   $1,351.92   $2,110.36   $4,061.55
with EBB & ADBR Riders..........  $551.03   $1,121.37   $1,895.23   $3,925.92   $551.03   $1,308.68   $2,039.48   $3,925.92
with All Riders.................  $595.18   $1,254.16   $2,112.76   $4,339.46   $595.18   $1,438.91   $2,253.69   $4,339.46
CALVERT SOCIAL BALANCED
without any Riders..............  $458.66   $  842.64   $1,437.16   $2,970.53   $458.66   $1,035.34   $1,588.40   $2,970.53
with IPP Rider..................  $502.94   $  976.62   $1,658.01   $3,474.11   $502.94   $1,166.73   $1,805.88   $3,474.11
with EBB Rider..................  $488.20   $  932.16   $1,584.94   $3,334.08   $488.20   $1,123.13   $1,733.93   $3,334.08
with ADBR Rider.................  $493.11   $  946.99   $1,609.34   $3,380.96   $493.11   $1,137.67   $1,757.95   $3,380.96
with IPP & EBB Riders...........  $532.48   $1,066.15   $1,805.78   $3,760.97   $532.48   $1,254.53   $1,951.40   $3,760.97
with IPP & ADBR Riders..........  $537.39   $1,080.97   $1,830.18   $3,807.87   $537.39   $1,269.07   $1,975.42   $3,807.87
with EBB & ADBR Riders..........  $522.65   $1,036.52   $1,757.12   $3,667.86   $522.65   $1,225.47   $1,903.48   $3,667.86
with All Riders.................  $566.93   $1,170.51   $1,977.98   $4,094.75   $566.93   $1,356.88   $2,120.97   $4,094.75
DREYFUS IP TECHNOLOGY GROWTH--SERVICE SHARES
without any Riders..............  $478.36   $  902.41   $1,535.93   $3,158.79   $478.36   $1,093.95   $1,685.66   $3,158.79
with IPP Rider..................  $522.55   $1,035.58   $1,754.48   $3,657.11   $522.55   $1,224.55   $1,900.88   $3,657.11
with EBB Rider..................  $507.84   $  991.39   $1,682.19   $3,520.18   $507.84   $1,181.21   $1,829.69   $3,520.18
with ADBR Rider.................  $512.75   $1,006.13   $1,706.36   $3,566.05   $512.75   $1,195.67   $1,853.49   $3,566.05
with IPP & EBB Riders...........  $552.03   $1,124.55   $1,900.72   $3,937.78   $552.03   $1,311.81   $2,044.89   $3,937.78
with IPP & ADBR Riders..........  $556.94   $1,139.31   $1,924.90   $3,983.67   $556.94   $1,326.27   $2,068.70   $3,983.67
with EBB & ADBR Riders..........  $542.22   $1,095.09   $1,852.58   $3,846.70   $542.22   $1,282.91   $1,997.48   $3,846.70
with All Riders.................  $586.42   $1,228.28   $2,071.15   $4,264.34   $586.42   $1,413.54   $2,212.71   $4,264.34
FIDELITY(R) VIP CONTRAFUND(R)--SERVICE CLASS 2
without any Riders..............  $458.66   $  842.64   $1,437.16   $2,970.53   $458.66   $1,035.34   $1,588.40   $2,970.53
with IPP Rider..................  $502.94   $  976.62   $1,658.01   $3,474.11   $502.94   $1,166.73   $1,805.88   $3,474.11
with EBB Rider..................  $488.20   $  932.16   $1,584.94   $3,334.08   $488.20   $1,123.13   $1,733.93   $3,334.08
with ADBR Rider.................  $493.11   $  946.99   $1,609.34   $3,380.96   $493.11   $1,137.67   $1,757.95   $3,380.96
with IPP & EBB Riders...........  $532.48   $1,066.15   $1,805.78   $3,760.97   $532.48   $1,254.53   $1,951.40   $3,760.97
with IPP & ADBR Riders..........  $537.39   $1,080.97   $1,830.18   $3,807.87   $537.39   $1,269.07   $1,975.42   $3,807.87
with EBB & ADBR Riders..........  $522.65   $1,036.52   $1,757.12   $3,667.86   $522.65   $1,225.47   $1,903.48   $3,667.86
with All Riders.................  $566.93   $1,170.51   $1,977.98   $4,094.75   $566.93   $1,356.88   $2,120.97   $4,094.75
FIDELITY(R) VIP EQUITY-INCOME--SERVICE CLASS 2
without any Riders..............  $447.80   $  809.60   $1,382.40   $2,865.31   $447.80   $1,002.93   $1,534.47   $2,865.31
with IPP Rider..................  $492.14   $  944.06   $1,604.53   $3,371.72   $492.14   $1,134.80   $1,753.22   $3,371.72
with EBB Rider..................  $477.37   $  899.43   $1,531.03   $3,229.98   $477.37   $1,091.03   $1,680.83   $3,229.98
with ADBR Rider.................  $482.30   $  914.34   $1,555.60   $3,277.51   $482.30   $1,105.65   $1,705.04   $3,277.51
with IPP & EBB Riders...........  $521.70   $1,033.89   $1,753.16   $3,662.12   $521.70   $1,222.89   $1,899.58   $3,662.12
with IPP & ADBR Riders..........  $526.63   $1,048.77   $1,777.71   $3,709.57   $526.63   $1,237.49   $1,923.75   $3,709.57
with EBB & ADBR Riders..........  $511.86   $1,004.14   $1,704.23   $3,567.86   $511.86   $1,193.72   $1,851.40   $3,567.86
with All Riders.................  $556.20   $1,138.60   $1,926.34   $3,999.96   $556.20   $1,325.59   $2,070.12   $3,999.96

                                                EXPENSES IF YOU
                                               DO NOT SURRENDER
                                                  YOUR POLICY
--------------------------------  -------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
--------------------------------  -------------------------------------------
ALGER AMERICAN SMALL CAPITALIZAT
without any Riders..............  $303.62   $  929.22   $1,580.10   $3,242.25
with IPP Rider..................  $348.59   $1,062.00   $1,797.61   $3,738.22
with EBB Rider..................  $333.63   $1,017.94   $1,725.65   $3,602.62
with ADBR Rider.................  $338.62   $1,032.64   $1,749.67   $3,648.05
with IPP & EBB Riders...........  $378.60   $1,150.72   $1,943.15   $4,016.10
with IPP & ADBR Riders..........  $383.59   $1,165.46   $1,967.21   $4,061.55
with EBB & ADBR Riders..........  $368.62   $1,121.37   $1,895.23   $3,925.92
with All Riders.................  $413.60   $1,254.16   $2,112.76   $4,339.46
CALVERT SOCIAL BALANCED
without any Riders..............  $274.53   $  842.64   $1,437.16   $2,970.53
with IPP Rider..................  $319.63   $  976.62   $1,658.01   $3,474.11
with EBB Rider..................  $304.62   $  932.16   $1,584.94   $3,334.08
with ADBR Rider.................  $309.62   $  946.99   $1,609.34   $3,380.96
with IPP & EBB Riders...........  $349.72   $1,066.15   $1,805.78   $3,760.97
with IPP & ADBR Riders..........  $354.72   $1,080.97   $1,830.18   $3,807.87
with EBB & ADBR Riders..........  $339.71   $1,036.52   $1,757.12   $3,667.86
with All Riders.................  $384.81   $1,170.51   $1,977.98   $4,094.75
DREYFUS IP TECHNOLOGY GROWTH--SE
without any Riders..............  $294.59   $  902.41   $1,535.93   $3,158.79
with IPP Rider..................  $339.60   $1,035.58   $1,754.48   $3,657.11
with EBB Rider..................  $324.62   $  991.39   $1,682.19   $3,520.18
with ADBR Rider.................  $329.63   $1,006.13   $1,706.36   $3,566.05
with IPP & EBB Riders...........  $369.64   $1,124.55   $1,900.72   $3,937.78
with IPP & ADBR Riders..........  $374.64   $1,139.31   $1,924.90   $3,983.67
with EBB & ADBR Riders..........  $359.65   $1,095.09   $1,852.58   $3,846.70
with All Riders.................  $404.68   $1,228.28   $2,071.15   $4,264.34
FIDELITY(R) VIP CONTRAFUND(R)--S
without any Riders..............  $274.53   $  842.64   $1,437.16   $2,970.53
with IPP Rider..................  $319.63   $  976.62   $1,658.01   $3,474.11
with EBB Rider..................  $304.62   $  932.16   $1,584.94   $3,334.08
with ADBR Rider.................  $309.62   $  946.99   $1,609.34   $3,380.96
with IPP & EBB Riders...........  $349.72   $1,066.15   $1,805.78   $3,760.97
with IPP & ADBR Riders..........  $354.72   $1,080.97   $1,830.18   $3,807.87
with EBB & ADBR Riders..........  $339.71   $1,036.52   $1,757.12   $3,667.86
with All Riders.................  $384.81   $1,170.51   $1,977.98   $4,094.75
FIDELITY(R) VIP EQUITY-INCOME--S
without any Riders..............  $263.46   $  809.60   $1,382.40   $2,865.31
with IPP Rider..................  $308.63   $  944.06   $1,604.53   $3,371.72
with EBB Rider..................  $293.59   $  899.43   $1,531.03   $3,229.98
with ADBR Rider.................  $298.61   $  914.34   $1,555.60   $3,277.51
with IPP & EBB Riders...........  $338.74   $1,033.89   $1,753.16   $3,662.12
with IPP & ADBR Riders..........  $343.76   $1,048.77   $1,777.71   $3,709.57
with EBB & ADBR Riders..........  $328.72   $1,004.14   $1,704.23   $3,567.86
with All Riders.................  $373.89   $1,158.60   $1,926.34   $3,999.96

                                                EXPENSES IF YOU                               EXPENSES IF YOU
                                                  ANNUITIZED                                    SURRENDERED
                                                  YOUR POLICY                                   YOUR POLICY
---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders..............  $460.63   $  848.61   $1,447.06   $2,989.55   $460.63   $1,041.19   $1,598.15   $2,989.55
with IPP Rider..................  $504.90   $  982.53   $1,667.68   $3,492.54   $504.90   $1,172.53   $1,815.40   $3,492.54
with EBB Rider..................  $490.16   $  938.10   $1,594.72   $3,352.87   $490.16   $1,128.95   $1,743.55   $3,352.87
with ADBR Rider.................  $495.07   $  952.92   $1,619.09   $3,399.66   $495.07   $1,143.49   $1,767.55   $3,399.66
with IPP & EBB Riders...........  $534.43   $1,072.01   $1,815.33   $3,778.81   $534.43   $1,260.28   $1,960.80   $3,778.81
with IPP & ADBR Riders..........  $539.35   $1,086.84   $1,839.71   $3,825.65   $539.35   $1,274.82   $1,984.81   $3,825.65
with EBB & ADBR Riders..........  $524.61   $1,042.39   $1,766.72   $3,685.94   $524.61   $1,231.23   $1,912.94   $3,685.94
with All Riders.................  $568.89   $1,176.32   $1,987.34   $4,111.90   $568.89   $1,362.57   $2,130.19   $4,111.90
JANUS ASPEN SERIES BALANCED--SERVICE SHARES
without any Riders..............  $457.68   $  839.65   $1,432.20   $2,961.04   $457.68   $1,032.40   $1,583.52   $2,961.04
with IPP Rider..................  $501.96   $  973.68   $1,653.15   $3,464.80   $501.96   $1,163.85   $1,801.09   $3,464.80
with EBB Rider..................  $487.23   $  929.19   $1,580.05   $3,324.66   $487.23   $1,120.21   $1,729.11   $3,324.66
with ADBR Rider.................  $492.13   $  944.04   $1,604.48   $3,371.62   $492.13   $1,134.78   $1,753.16   $3,371.62
with IPP & EBB Riders...........  $531.50   $1,063.24   $1,801.03   $3,752.03   $531.50   $1,251.68   $1,946.72   $3,752.03
with IPP & ADBR Riders..........  $536.42   $1,078.09   $1,825.45   $3,799.01   $536.42   $1,266.24   $1,970.77   $3,799.01
with EBB & ADBR Riders..........  $521.68   $1,033.59   $1,752.34   $3,658.83   $521.68   $1,222.60   $1,898.77   $3,658.83
with All Riders.................  $565.95   $1,167.61   $1,973.29   $4,086.18   $565.95   $1,354.04   $2,116.36   $4,086.18
JANUS ASPEN SERIES WORLDWIDE GROWTH--SERVICE SHARES
without any Riders..............  $461.62   $  851.61   $1,452.01   $2,999.00   $461.62   $1,044.13   $1,603.02   $2,999.00
with IPP Rider..................  $505.89   $  985.51   $1,672.56   $3,501.81   $505.89   $1,175.45   $1,820.21   $3,501.81
with EBB Rider..................  $491.15   $  941.06   $1,599.58   $3,362.24   $491.15   $1,131.86   $1,748.34   $3,362.24
with ADBR Rider.................  $496.06   $  955.90   $1,623.97   $3,409.01   $496.06   $1,146.41   $1,772.36   $3,409.01
with IPP & EBB Riders...........  $535.43   $1,074.94   $1,820.10   $3,787.72   $535.43   $1,263.15   $1,965.50   $3,787.72
with IPP & ADBR Riders..........  $540.34   $1,089.78   $1,844.48   $3,834.52   $540.34   $1,277.70   $1,989.51   $3,834.52
with EBB & ADBR Riders..........  $525.59   $1,045.33   $1,771.51   $3,694.95   $525.59   $1,234.12   $1,917.65   $3,694.95
with All Riders.................  $569.87   $1,179.21   $1,992.01   $4,120.46   $569.87   $1,365.41   $2,134.79   $4,120.46
MFS(R) INVESTORS TRUST SERIES--SERVICE CLASS
without any Riders..............  $477.38   $  899.42   $1,531.01   $3,149.48   $477.38   $1,091.02   $1,680.82   $3,149.48
with IPP Rider..................  $521.57   $1,032.63   $1,749.67   $3,648.04   $521.57   $1,221.66   $1,896.14   $3,648.04
with EBB Rider..................  $506.86   $  988.43   $1,677.33   $3,510.93   $506.86   $1,178.31   $1,824.90   $3,510.93
with ADBR Rider.................  $511.77   $1,003.19   $1,701.53   $3,556.91   $511.77   $1,192.79   $1,848.73   $3,556.91
with IPP & EBB Riders...........  $551.05   $1,121.63   $1,896.00   $3,929.04   $551.05   $1,308.94   $2,040.24   $3,929.04
with IPP & ADBR Riders..........  $555.96   $1,136.40   $1,920.18   $3,974.95   $555.96   $1,323.42   $2,064.05   $3,974.95
with EBB & ADBR Riders..........  $541.25   $1,092.19   $1,847.83   $3,837.84   $541.25   $1,280.06   $1,992.81   $3,837.84
with All Riders.................  $585.44   $1,225.39   $2,066.51   $4,255.94   $585.44   $1,410.70   $2,208.15   $4,255.94
MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders..............  $478.36   $  902.41   $1,535.93   $3,158.79   $478.36   $1,093.95   $1,685.66   $3,158.79
with IPP Rider..................  $522.55   $1,035.58   $1,754.48   $3,657.11   $522.55   $1,224.55   $1,900.88   $3,657.11
with EBB Rider..................  $507.84   $  991.39   $1,682.19   $3,520.18   $507.84   $1,181.21   $1,829.69   $3,520.18
with ADBR Rider.................  $512.75   $1,006.13   $1,706.36   $3,566.05   $512.75   $1,195.67   $1,853.49   $3,566.05
with IPP & EBB Riders...........  $552.03   $1,124.55   $1,900.72   $3,937.78   $552.03   $1,311.81   $2,044.89   $3,937.78
with IPP & ADBR Riders..........  $556.94   $1,139.31   $1,924.90   $3,983.67   $556.94   $1,326.27   $2,068.70   $3,983.67
with EBB & ADBR Riders..........  $542.22   $1,095.09   $1,852.58   $3,846.70   $542.22   $1,282.91   $1,997.48   $3,846.70
with All Riders.................  $586.42   $1,228.28   $2,071.15   $4,264.34   $586.42   $1,413.54   $2,212.71   $4,264.34

                                                EXPENSES IF YOU
                                               DO NOT SURRENDER
                                                  YOUR POLICY
--------------------------------  -------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
--------------------------------  -------------------------------------------
FIDELITY(R) VIP MID CAP--SERVICE
without any Riders..............  $276.53   $  848.61   $1,447.06   $2,989.55
with IPP Rider..................  $321.62   $  982.53   $1,667.68   $3,492.54
with EBB Rider..................  $306.62   $  938.10   $1,594.72   $3,352.87
with ADBR Rider.................  $311.61   $  952.92   $1,619.09   $3,399.66
with IPP & EBB Riders...........  $351.71   $1,072.01   $1,815.33   $3,778.81
with IPP & ADBR Riders..........  $356.72   $1,086.84   $1,839.71   $3,825.65
with EBB & ADBR Riders..........  $341.70   $1,042.39   $1,766.72   $3,685.94
with All Riders.................  $386.81   $1,176.32   $1,987.34   $4,111.90
JANUS ASPEN SERIES BALANCED--SER
without any Riders..............  $273.53   $  839.65   $1,432.20   $2,961.04
with IPP Rider..................  $318.63   $  973.68   $1,653.15   $3,464.80
with EBB Rider..................  $303.62   $  929.19   $1,580.05   $3,324.66
with ADBR Rider.................  $308.62   $  944.04   $1,604.48   $3,371.62
with IPP & EBB Riders...........  $348.73   $1,063.24   $1,801.03   $3,752.03
with IPP & ADBR Riders..........  $353.74   $1,078.09   $1,825.45   $3,799.01
with EBB & ADBR Riders..........  $338.72   $1,033.59   $1,752.34   $3,658.83
with All Riders.................  $383.82   $1,167.61   $1,973.29   $4,086.18
JANUS ASPEN SERIES WORLDWIDE GRO
without any Riders..............  $277.54   $  851.61   $1,452.01   $2,999.00
with IPP Rider..................  $322.64   $  985.51   $1,672.56   $3,501.81
with EBB Rider..................  $307.62   $  941.06   $1,599.58   $3,362.24
with ADBR Rider.................  $312.62   $  955.90   $1,623.97   $3,409.01
with IPP & EBB Riders...........  $352.73   $1,074.94   $1,820.10   $3,787.72
with IPP & ADBR Riders..........  $357.73   $1,089.78   $1,844.48   $3,834.52
with EBB & ADBR Riders..........  $342.71   $1,045.33   $1,771.51   $3,694.95
with All Riders.................  $387.81   $1,179.21   $1,992.01   $4,120.46
MFS(R) INVESTORS TRUST SERIES--S
without any Riders..............  $293.59   $  899.42   $1,531.01   $3,149.48
with IPP Rider..................  $338.61   $1,032.63   $1,749.67   $3,648.04
with EBB Rider..................  $323.63   $  988.43   $1,677.33   $3,510.93
with ADBR Rider.................  $328.63   $1,003.19   $1,701.53   $3,556.91
with IPP & EBB Riders...........  $368.64   $1,121.63   $1,896.00   $3,929.04
with IPP & ADBR Riders..........  $373.65   $1,136.40   $1,920.18   $3,974.95
with EBB & ADBR Riders..........  $358.65   $1,092.19   $1,847.83   $3,837.84
with All Riders.................  $403.67   $1,225.39   $2,066.51   $4,255.94
MFS(R) RESEARCH SERIES--SERVICE
without any Riders..............  $294.59   $  902.41   $1,535.93   $3,158.79
with IPP Rider..................  $339.60   $1,035.58   $1,754.48   $3,657.11
with EBB Rider..................  $324.62   $  991.39   $1,682.19   $3,520.18
with ADBR Rider.................  $329.63   $1,006.13   $1,706.36   $3,566.05
with IPP & EBB Riders...........  $369.64   $1,124.55   $1,900.72   $3,937.78
with IPP & ADBR Riders..........  $374.64   $1,139.31   $1,924.90   $3,983.67
with EBB & ADBR Riders..........  $359.65   $1,095.09   $1,852.58   $3,846.70
with All Riders.................  $404.68   $1,228.28   $2,071.15   $4,264.34

                                                EXPENSES IF YOU                               EXPENSES IF YOU
                                                  ANNUITIZED                                    SURRENDERED
                                                  YOUR POLICY                                   YOUR POLICY
---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
---------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders..............  $482.31   $  914.34   $1,555.60   $3,195.98   $482.31   $1,105.65   $1,705.03   $3,195.98
with IPP Rider..................  $526.47   $1,047.33   $1,773.68   $3,693.26   $526.47   $1,236.07   $1,919.78   $3,693.26
with EBB Rider..................  $511.77   $1,003.19   $1,701.53   $3,556.90   $511.77   $1,192.79   $1,848.74   $3,556.90
with ADBR Rider.................  $516.67   $1,017.91   $1,725.61   $3,602.58   $516.67   $1,207.23   $1,872.45   $3,602.58
with IPP & EBB Riders...........  $555.94   $1,136.19   $1,919.61   $3,972.69   $555.94   $1,323.21   $2,063.49   $3,972.69
with IPP & ADBR Riders..........  $560.85   $1,150.94   $1,943.72   $4,018.38   $560.85   $1,337.68   $2,087.23   $4,018.38
with EBB & ADBR Riders..........  $546.14   $1,106.78   $1,871.56   $3,882.01   $546.14   $1,294.38   $2,016.18   $3,882.01
with All Riders.................  $590.31   $1,239.80   $2,089.66   $4,297.80   $590.31   $1,424.83   $2,230.95   $4,297.80
NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS S
without any Riders..............  $488.21   $  932.18   $1,584.97   $3,251.45   $488.21   $1,123.15   $1,733.95   $3,251.45
with IPP Rider..................  $532.35   $1,064.93   $1,802.36   $3,747.16   $532.35   $1,253.33   $1,948.03   $3,747.16
with EBB Rider..................  $517.66   $1,020.87   $1,730.44   $3,611.67   $517.66   $1,210.12   $1,877.41   $3,611.67
with ADBR Rider.................  $522.56   $1,035.60   $1,754.51   $3,657.15   $522.56   $1,224.57   $1,900.91   $3,657.15
with IPP & EBB Riders...........  $561.81   $1,153.66   $1,947.87   $4,024.77   $561.81   $1,340.35   $2,091.32   $4,024.77
with IPP & ADBR Riders..........  $566.70   $1,168.33   $1,971.89   $4,070.15   $566.70   $1,354.74   $2,114.97   $4,070.15
with EBB & ADBR Riders..........  $552.01   $1,124.28   $1,899.97   $3,934.70   $552.01   $1,311.54   $2,044.15   $3,934.70
with All Riders.................  $596.16   $1,257.04   $2,117.37   $4,347.75   $596.16   $1,441.74   $2,258.23   $4,347.75
T. ROWE PRICE EQUITY INCOME PORTFOLIO-II
without any Riders..............  $475.41   $  893.47   $1,521.17   $3,130.79   $475.41   $1,085.18   $1,671.13   $3,130.79
with IPP Rider..................  $519.62   $1,026.76   $1,740.08   $3,629.90   $519.62   $1,215.90   $1,886.69   $3,629.90
with EBB Rider..................  $504.90   $  982.51   $1,667.65   $3,492.46   $504.90   $1,172.51   $1,815.37   $3,492.46
with ADBR Rider.................  $509.81   $  997.30   $1,691.86   $3,538.53   $509.81   $1,187.00   $1,839.22   $3,538.53
with IPP & EBB Riders...........  $549.10   $1,115.82   $1,886.54   $3,911.49   $549.10   $1,303.24   $2,030.93   $3,911.49
with IPP & ADBR Riders..........  $554.02   $1,130.59   $1,910.75   $3,957.54   $554.02   $1,317.72   $2,054.76   $3,957.54
with EBB & ADBR Riders..........  $539.29   $1,086.35   $1,838.33   $3,820.13   $539.29   $1,274.34   $1,983.45   $3,820.13
with All Riders.................  $583.50   $1,219.63   $2,057.23   $4,239.14   $583.50   $1,405.05   $2,199.01   $4,239.14
VAN ECK WORLDWIDE HARD ASSETS
without any Riders..............  $488.21   $  932.18   $1,584.97   $3,251.45   $488.21   $1,123.15   $1,733.95   $3,251.45
with IPP Rider..................  $532.35   $1,064.93   $1,802.36   $3,747.16   $532.35   $1,253.33   $1,948.03   $3,747.16
with EBB Rider..................  $517.66   $1,020.87   $1,730.44   $3,611.67   $517.66   $1,210.12   $1,877.21   $3,611.67
with ADBR Rider.................  $522.56   $1,035.60   $1,754.51   $3,657.15   $522.56   $1,224.57   $1,900.91   $3,657.15
with IPP & EBB Riders...........  $561.81   $1,153.66   $1,947.87   $4,024.77   $561.81   $1,340.35   $2,091.32   $4,024.77
with IPP & ADBR Riders..........  $566.70   $1,168.33   $1,971.89   $4,070.15   $566.70   $1,354.74   $2,114.97   $4,070.15
with EBB & ADBR Riders..........  $552.01   $1,124.28   $1,899.97   $3,934.70   $552.01   $1,311.54   $2,044.15   $3,934.70
with All Riders.................  $596.16   $1,257.04   $2,117.37   $4,347.75   $596.16   $1,441.74   $2,258.23   $4,347.75
VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS II
without any Riders..............  $585.22   $1,222.30   $2,057.33   $4,118.27   $585.22   $1,407.66   $2,199.10   $4,118.27
with IPP Rider..................  $628.92   $1,351.06   $2,263.75   $4,588.16   $628.92   $1,533.94   $2,402.36   $4,588.16
with EBB Rider..................  $614.38   $1,308.32   $2,195.45   $4,466.72   $614.38   $1,492.02   $2,335.11   $4,466.72
with ADBR Rider.................  $619.23   $1,322.59   $2,218.28   $4,507.42   $619.23   $1,506.02   $2,357.59   $4,507.42
with IPP & EBB Riders...........  $658.08   $1,437.08   $2,401.87   $4,837.00   $658.08   $1,618.30   $2,538.37   $4,837.00
with IPP & ADBR Riders..........  $662.94   $1,451.36   $2,424.71   $4,877.71   $662.94   $1,632.30   $2,560.86   $4,877.71
with EBB & ADBR Riders..........  $648.38   $1,408.63   $2,356.42   $4,756.28   $648.38   $1,590.40   $2,493.62   $4,756.28
with All Riders.................  $692.09   $1,537.38   $2,562.82   $5,126.53   $692.09   $1,716.66   $2,696.86   $5,126.53

                                                EXPENSES IF YOU
                                               DO NOT SURRENDER
                                                  YOUR POLICY
--------------------------------  -------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
--------------------------------  -------------------------------------------
MFS(R) UTILITIES SERIES--SERVICE
without any Riders..............  $298.62   $  914.34   $1,555.60   $3,195.98
with IPP Rider..................  $343.60   $1,047.33   $1,773.68   $3,693.26
with EBB Rider..................  $328.62   $1,003.19   $1,701.53   $3,556.90
with ADBR Rider.................  $333.62   $1,017.91   $1,725.61   $3,602.58
with IPP & EBB Riders...........  $373.62   $1,136.19   $1,919.61   $3,972.69
with IPP & ADBR Riders..........  $378.62   $1,150.94   $1,943.72   $4,018.38
with EBB & ADBR Riders..........  $363.64   $1,106.78   $1,871.56   $3,882.01
with All Riders.................  $408.64   $1,239.80   $2,089.66   $4,297.80
NEUBERGER BERMAN AMT MIDCAP GROW
without any Riders..............  $304.62   $  932.18   $1,584.97   $3,251.45
with IPP Rider..................  $349.59   $1,064.93   $1,802.36   $3,747.16
with EBB Rider..................  $334.63   $1,020.87   $1,730.44   $3,611.67
with ADBR Rider.................  $339.62   $1,035.60   $1,754.51   $3,657.15
with IPP & EBB Riders...........  $379.60   $1,153.66   $1,947.87   $4,024.77
with IPP & ADBR Riders..........  $384.59   $1,168.33   $1,971.89   $4,070.15
with EBB & ADBR Riders..........  $369.61   $1,124.28   $1,899.97   $3,934.70
with All Riders.................  $414.59   $1,257.04   $2,117.37   $4,347.75
T. ROWE PRICE EQUITY INCOME PORT
without any Riders..............  $291.59   $  893.47   $1,521.17   $3,130.79
with IPP Rider..................  $336.62   $1,026.76   $1,740.08   $3,629.90
with EBB Rider..................  $321.63   $  982.51   $1,667.65   $3,492.46
with ADBR Rider.................  $326.63   $  997.30   $1,691.86   $3,538.53
with IPP & EBB Riders...........  $366.65   $1,115.82   $1,886.54   $3,911.49
with IPP & ADBR Riders..........  $371.67   $1,130.59   $1,910.75   $3,957.54
with EBB & ADBR Riders..........  $356.66   $1,086.35   $1,838.33   $3,820.13
with All Riders.................  $401.70   $1,219.63   $2,057.23   $4,239.14
VAN ECK WORLDWIDE HARD ASSETS
without any Riders..............  $304.62   $  932.18   $1,584.97   $3,251.45
with IPP Rider..................  $349.59   $1,064.93   $1,802.36   $3,747.16
with EBB Rider..................  $334.63   $1,020.87   $1,730.44   $3,611.67
with ADBR Rider.................  $339.62   $1,035.60   $1,754.51   $3,657.15
with IPP & EBB Riders...........  $379.60   $1,153.66   $1,947.87   $4,024.77
with IPP & ADBR Riders..........  $384.59   $1,168.33   $1,971.89   $4,070.15
with EBB & ADBR Riders..........  $369.61   $1,124.28   $1,899.97   $3,934.70
with All Riders.................  $414.59   $1,257.04   $2,117.37   $4,347.75
VAN KAMPEN UIF EMERGING MARKETS
without any Riders..............  $403.45   $1,222.30   $2,057.33   $4,118.27
with IPP Rider..................  $447.96   $1,351.06   $2,263.75   $4,588.16
with EBB Rider..................  $433.15   $1,308.32   $2,195.45   $4,466.72
with ADBR Rider.................  $438.09   $1,322.59   $2,218.28   $4,507.42
with IPP & EBB Riders...........  $477.67   $1,437.08   $2,401.87   $4,837.00
with IPP & ADBR Riders..........  $482.62   $1,451.36   $2,424.71   $4,877.71
with EBB & ADBR Riders..........  $467.79   $1,408.63   $2,356.42   $4,756.28
with All Riders.................  $512.32   $1,537.38   $2,562.82   $5,126.53

                                                EXPENSES IF YOU                               EXPENSES IF YOU
                                                  ANNUITIZED                                    SURRENDERED
                                                  YOUR POLICY                                   YOUR POLICY
---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR      1 YR       3 YR        5 YR        10 YR
---------------------------------------------------------------------------------------------------------------------------
VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without any Riders..............  $532.39   $1,065.05   $1,802.57   $3,656.66   $532.39   $1,253.45   $1,948.24   $3,656.66
with IPP Rider..................  $576.34   $1,195.98   $2,014.91   $4,140.61   $576.34   $1,381.85   $2,157.33   $4,140.61
with EBB Rider..................  $561.71   $1,152.54   $1,944.68   $4,011.70   $561.71   $1,339.25   $2,088.17   $4,011.70
with ADBR Rider.................  $566.60   $1,167.04   $1,968.13   $4,054.89   $566.60   $1,353.48   $2,111.27   $4,054.89
with IPP & EBB Riders...........  $605.66   $1,283.46   $2,157.01   $4,404.78   $605.66   $1,467.64   $2,297.26   $4,404.78
with IPP & ADBR Riders..........  $610.53   $1,297.96   $2,180.49   $4,447.97   $610.53   $1,481.87   $2,320.38   $4,447.97
with EBB & ADBR Riders..........  $595.90   $1,254.50   $2,110.25   $4,319.08   $595.90   $1,439.25   $2,251.21   $4,319.08
with All Riders.................  $639.86   $1,385.44   $2,322.58   $4,712.13   $639.86   $1,567.66   $2,460.30   $4,712.13

                                                EXPENSES IF YOU
                                               DO NOT SURRENDER
                                                  YOUR POLICY
--------------------------------  -------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
--------------------------------  -------------------------------------------
VICTORY VIF DIVERSIFIED STOCK--C
without any Riders..............  $349.63   $1,065.05   $1,802.57   $3,656.66
with IPP Rider..................  $394.40   $1,195.98   $2,014.91   $4,140.61
with EBB Rider..................  $379.50   $1,152.54   $1,944.68   $4,011.70
with ADBR Rider.................  $384.48   $1,167.04   $1,968.13   $4,054.89
with IPP & EBB Riders...........  $424.27   $1,283.46   $2,157.01   $4,404.78
with IPP & ADBR Riders..........  $429.24   $1,297.96   $2,180.49   $4,447.97
with EBB & ADBR Riders..........  $414.33   $1,254.50   $2,110.25   $4,319.08
with All Riders.................  $459.11   $1,385.44   $2,322.58   $4,712.13

        QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ELITE VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ELITE VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS LIFESTAGES(R) ELITE VARIABLE ANNUITY?

     The LIFESTAGES(R) ELITE VARIABLE ANNUITY is a Flexible Premium Deferred Variable Retirement Annuity policy. NYLIAC issues the policy. You may allocate premium payments to 35 of the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Advantage Account. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected and the interest credited to the amounts in the Fixed Account and the DCA Advantage Account. The policy offers several optional riders which provide benefits at an additional charge. The LifeStages(R) Elite Variable Annuity policy differs from many others in that the Mortality and Expense Risk and Administrative Costs charge is calculated as a percentage of your total premium payments made under the policy (excluding premiums allocated to the Fixed Account), rather than as a percentage of Separate Account assets. This means that the dollar amount of your Mortality and Expense Risk and Administrative Costs charge will remain relatively stable, regardless of market performance. This charge will only be affected by additional premium payments (excluding premiums allocated to the Fixed Account) or withdrawals in excess of the gain from the Investment Divisions and/or the DCA Advantage Account. (See "CHARGES AND DEDUCTIONS")

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENTS?

     a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account currently consists of 35 Investment Divisions. The available Investment Divisions are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a guaranteed interest rate.

     b) You can also allocate your premium payment to the 6-month DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions. (See "THE POLICIES--Dollar Cost Averaging (DCA) Program--The DCA Advantage Account.")

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions at least 30 days before the Annuity Commencement Date. Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year, subject to the "Limits on Transfers" section. However, we reserve the right to impose a fee of $30 per transfer after the first 12 in a given Policy Year. (See "THE POLICIES--Transfers.")

     You can make transfers to the Investment Divisions from the DCA Advantage Account, although certain restrictions may apply. (See "THE POLICIES--Dollar Cost Averaging (DCA) Program--The DCA Advantage Plan Account.") In addition, you can request transfers through the traditional Dollar Cost Averaging or Automatic Asset Reallocation options described in this Prospectus.

     You can only transfer interest earned on monies allocated in the Fixed Account to the Investment Divisions. TRANSFERS FROM THE INVESTMENT DIVISIONS OR THE DCA ADVANTAGE ACCOUNT INTO THE FIXED ACCOUNT ARE NOT PERMITTED.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will impose a Mortality and Expense Risk and Administrative Costs charge equal, on an annual basis, to 1.70% of your Adjusted Premium Payments. The charge will be deducted from the Investment Divisions through a reduction in Accumulation Units at the end of each policy quarter. A pro-rata portion of the charge will be deducted upon the payment of death proceeds and on the date the policy is surrendered. In addition, we will deduct a policy service charge of $30 on each Policy Anniversary and upon the surrender of the policy if on that date the Accumulation Value is below $100,000. (See "CHARGES AND DEDUCTIONS.")

     We impose a surrender charge on certain partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount of premium payment withdrawn during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first three Payment Years as follows:

PAYMENT YEAR                                                  SURRENDER CHARGE
------------                                                  ----------------
1...........................................................         8%
2...........................................................         8%
3...........................................................         8%
4...........................................................         7%
5...........................................................         6%
6...........................................................         5%
7...........................................................         4%
8...........................................................         3%
9+..........................................................         0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value at the time of the withdrawal; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value as of the prior Policy Anniversary. (See "CHARGES AND DEDUCTIONS--Surrender Charges" and "EXCEPTIONS TO SURRENDER CHARGES.")

     If you select the Investment Protection Plan ("IPP") Rider (in jurisdictions where available), we will deduct a charge at the end of each policy quarter, based on the amount that is guaranteed. (See "OTHER CHARGES--Investment Protection Plan Rider Charge.") The maximum annual charge for this feature is 1% of the amount that is guaranteed. To the extent permitted by law, we may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See "OTHER CHARGES--Rider Risk Charge Adjustment.") The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select this rider. We will not increase either of these charges after the date the rider becomes effective. However, if you reset the rider, the charge for the new reset amount will be based on the charges that are in effect at that time.

     If you select the Enhanced Beneficiary Benefit ("EBB") Rider (in jurisdictions where available), we will deduct a charge at the end of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning in the first policy quarter after the Policy Date. This charge will be deducted from each Investment Division, in proportion to its percentage of the Accumulation Value on the last Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.

     If you select the Annual Death Benefit Reset Rider ("ADBR") (in jurisdictions where available), we will deduct a charge at the end of each policy quarter that the Rider is in effect based on the amount that is reset on the last policy anniversary. This charge will be deducted from each Investment Division, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

     As of the date of this Prospectus, the charges are as follows:

AGE OF OLDEST
OWNER OR ANNUITANT                                                 ANNUAL CHARGE
------------------                                                 -------------
65 or younger.............................................  0.30% (0.075% per quarter)
66 to 75 inclusive........................................  0.35% (0.0875% per quarter)

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You can make additional premium payments of at least $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. Premium payments may be sent to NYLIAC at the address listed in Question 15 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we will accept is $1,000,000, without prior approval. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

     In the states of Alabama, Kentucky, Maryland, Massachusetts, New Jersey, Oregon, South Carolina, Utah and Washington, NYLIAC is offering an individual single premium version of the LifeStages(R) Elite Variable Annuity policies ("policies"). Please be aware that this product may not be approved for sale in all of these jurisdictions at the current time. Please check with your registered representative for current availability. In these states, unless we permit otherwise, the minimum premium payment is $5,000 for both Qualified and Non-Qualified Policies. The maximum premium payment we will accept is $1,500,000, without prior approval. For Qualified Policies, you may not make a premium payment in excess of the amount permitted by law for the plan.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Account and DCA Advantage Plan Account you have selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received. You may raise or lower the percentages of the premium payment (which must be in whole number percentages) you place in each Investment Division, Fixed Account and DCA Advantage Plan Account at the time you make a premium payment. The minimum amount which you may place in any one Investment Division Fixed Account and DCA Advantage Plan Account is $25, or such lower amount as we may permit. We reserve the right to limit the amount of a premium payment that you may place in any one Allocation Alternative and the number of Investment Divisions to which you allocate your Accumulation Value. Acceptance of initial and additional premium payments are subject to our suitability standards.

7. MAY NYLIAC TERMINATE MY POLICY?

     If the Accumulation Value of your policy is less than $2,000 or is insufficient to cover the Annual Policy Service Charge, the Mortality & Expense Risk and Administrative Costs charge, and optional rider charges, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is still alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.")

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments under the Life Income Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") We may offer other options, at our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greater of:

        (a) the Accumulation Value or

        (b) the sum of all premium payments made, less any partial withdrawals and surrender charges previously imposed, less any policy service charges, mortality and expense risk and administrative costs charge or rider charges.

     If the Beneficiary is the spouse of the Annuitant or the owner, see Question 11. (Also see "DISTRIBUTIONS UNDER THE POLICY--Death Before Annuity Commencement" and "FEDERAL TAX MATTERS.")

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA, and SEP policies; only Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death. If you select the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

12. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. Except in jurisdictions where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will return the Accumulation Value on the date we receive the policy. We will set forth the provision in your Policy.

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

14. ARE POLICY LOANS AVAILABLE?

     Policy loans are not available.

15. HOW DO I CONTACT NYLIAC?

                          GENERAL INQUIRIES AND WRITTEN REQUESTS  PREMIUM PAYMENTS
                          --------------------------------------  ----------------------------------
REGULAR MAIL              NYLIAC Variable Products Service        NYLIAC
                          Center                                  75 Remittance Drive
                          Madison Square Station                  Suite 3021
                          P.O. Box 922                            Chicago, IL 60675-3021
                          New York, NY 10159

EXPRESS MAIL              NYLIAC Variable Products Service        NYLIAC, Suite 3021
                          Center                                  c/o The Northern Trust Bank
                          51 Madison Avenue                       350 North Orleans Street
                          Room 452                                Receipt & Dispatch, 8th Floor
                          New York, NY 10010                      Chicago, IL 60654

CUSTOMER SERVICE          (800) 598-2019
AND UNIT VALUES

     You may send service requests to us at the Variable Products Service Center ("VPSC") addresses listed above. In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR"). (See "Virtual Service Center and Interactive Voice Response System.") Faxed requests are not acceptable and will not be honored at any time.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, N.Y. 10036.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal year ended December 31, 2003 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. The policies were first offered for sale on September 29, 2003. Therefore, values and units shown are for the period September 29, 2003 to December 31, 2003.

                                                                        MAINSTAY VP
                                                 MAINSTAY VP              CAPITAL          MAINSTAY VP      MAINSTAY VP
                                                    BOND--             APPRECIATION--          CASH       COMMON STOCK--
                                                SERVICE CLASS          SERVICE CLASS        MANAGEMENT     SERVICE CLASS
                                             --------------------   --------------------   ------------   ---------------
                                                     2003                   2003               2003            2003
                                             --------------------   --------------------   ------------   ---------------
Accumulation Unit value
 (beginning of period).....................         $10.00                 $10.00              $1.00          $10.00
Accumulation Unit value
 (end of period)...........................         $10.14                 $11.06              $1.00          $11.15
Number of units outstanding
 (in 000s) (end of period).................             65                     59              1,047              29


                                               MAINSTAY VP      MAINSTAY VP
                                              CONVERTIBLE--    GOVERNMENT--
                                              SERVICE CLASS    SERVICE CLASS
                                             ---------------   -------------
                                                  2003             2003
                                             ---------------   -------------
Accumulation Unit value
 (beginning of period).....................      $10.00           $10.00
Accumulation Unit value
 (end of period)...........................      $10.87           $10.08
Number of units outstanding
 (in 000s) (end of period).................          91               38

                                                 MAINSTAY VP            MAINSTAY VP                            MAINSTAY VP
                                                  HIGH YIELD           INTERNATIONAL         MAINSTAY VP         MID CAP
                                               CORPORATE BOND--           EQUITY--          MID CAP CORE--       GROWTH--
                                                SERVICE CLASS          SERVICE CLASS        SERVICE CLASS     SERVICE CLASS
                                             --------------------   --------------------   ----------------   --------------
                                                     2003                   2003                 2003              2003
                                             --------------------   --------------------   ----------------   --------------
Accumulation Unit value
 (beginning of period).....................         $10.00                 $10.00               $10.00            $10.00
Accumulation Unit value
 (end of period)...........................         $10.74                 $11.39               $10.72            $11.38
Number of units outstanding
 (in 000s) (end of period).................            276                     48                   45                88

                                                                 MAINSTAY VP
                                             MAINSTAY VP MID       S&P 500
                                               CAP VALUE--         INDEX--
                                              SERVICE CLASS     SERVICE CLASS
                                             ---------------   ---------------
                                                  2003              2003
                                             ---------------   ---------------
Accumulation Unit value
 (beginning of period).....................      $10.00            $10.00
Accumulation Unit value
 (end of period)...........................      $11.31            $11.08
Number of units outstanding
 (in 000s) (end of period).................          65               110

                                                                                                                  MAINSTAY VP
                                                                                                                    AMERICAN
                                                MAINSTAY VP SMALL      MAINSTAY VP TOTAL       MAINSTAY VP       CENTURY INCOME
                                                   CAP GROWTH--             RETURN--             VALUE--           & GROWTH--
                                                  SERVICE CLASS          SERVICE CLASS        SERVICE CLASS      SERVICE CLASS
                                               --------------------   --------------------   ----------------   ----------------
                                                       2003                   2003                 2003               2003
                                               --------------------   --------------------   ----------------   ----------------
Accumulation Unit value
 (beginning of period).......................         $10.00                 $10.00               $10.00             $10.00
Accumulation Unit value
 (end of period).............................         $11.55                 $10.67               $11.33             $10.73
Number of units outstanding
 (in 000s) (end of period)...................             64                     37                   41                 13

                                                                  MAINSTAY VP
                                                 MAINSTAY VP      EAGLE ASSET
                                                DREYFUS LARGE     MANAGEMENT
                                                   COMPANY          GROWTH
                                                   VALUE--         EQUITY--
                                                SERVICE CLASS    SERVICE CLASS
                                               ---------------   -------------
                                                    2003             2003
                                               ---------------   -------------
Accumulation Unit value
 (beginning of period).......................      $10.00           $10.00
Accumulation Unit value
 (end of period).............................      $10.69           $10.52
Number of units outstanding
 (in 000s) (end of period)...................          29               30

                                 MAINSTAY VP LORD        ALGER AMERICAN                            DREYFUS IP
                                ABBETT DEVELOPING            SMALL                                 TECHNOLOGY      FIDELITY(R) VIP
                                     GROWTH--           CAPITALIZATION--      CALVERT SOCIAL        GROWTH--       CONTRAFUND(R)--
                                  SERVICE CLASS          CLASS S SHARES          BALANCED        SERVICE SHARES    SERVICE CLASS 2
                               --------------------   --------------------   ----------------   ----------------   ---------------
                                       2003                   2003                 2003               2003              2003
                               --------------------   --------------------   ----------------   ----------------   ---------------
Accumulation Unit value
 (beginning of period).......         $10.00                 $10.00               $10.00             $10.00            $10.00
Accumulation Unit value
 (end of period).............         $10.83                 $11.14               $10.34             $11.18            $11.08
Number of units outstanding
 (in 000s) (end of period)...             18                     16                    3                 51                60

                               FIDELITY(R) VIP   FIDELITY(R) VIP
                                   EQUITY-         MID CAP --
                                  INCOME--           SERVICE
                               SERVICE CLASS 2       CLASS 2
                               ---------------   ---------------
                                    2003              2003
                               ---------------   ---------------
Accumulation Unit value
 (beginning of period).......      $10.00            $10.00
Accumulation Unit value
 (end of period).............      $10.87            $11.59
Number of units outstanding
 (in 000s) (end of period)...          49                19

                                                              JANUS ASPEN
                                             JANUS ASPEN         SERIES
                                                SERIES         WORLDWIDE      MFS(R) INVESTORS   MFS(R) RESEARCH    T. ROWE PRICE
                                              BALANCED--        GROWTH--       TRUST SERIES--        SERIES--       EQUITY INCOME
                                            SERVICE SHARES   SERVICE SHARES    SERVICE CLASS      SERVICE CLASS     PORTFOLIO-II
                                            --------------   --------------   ----------------   ----------------   -------------
                                                 2003             2003              2003               2003             2003
                                            --------------   --------------   ----------------   ----------------   -------------
Accumulation Unit value
 (beginning of period)....................      $10.00           $10.00            $10.00             $10.00           $10.00
Accumulation Unit value
 (end of period)..........................      $10.64           $10.72            $10.61             $10.61           $11.24
Number of units outstanding
 (in 000s) (end of period)................          43               12                 2                  3               61

                                                                VAN ECK             VAN KAMPEN UIF
                                                             WORLDWIDE HARD        EMERGING MARKETS
                                                                 ASSETS           EQUITY-- CLASS II
                                                          --------------------   --------------------
                                                                  2003                   2003
                                                          --------------------   --------------------
Accumulation Unit value
 (beginning of period)..................................         $10.00                 $10.00
Accumulation Unit value
 (end of period)........................................         $11.38                 $11.77
Number of units outstanding
 (in 000s) (end of period)..............................              9                     11


Accumulation Unit value
 (beginning of period)..................................
Accumulation Unit value
 (end of period)........................................
Number of units outstanding
 (in 000s) (end of period)..............................

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $52.1 billion at the end of 2003. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

     THE SEPARATE ACCOUNT

     The Separate Account was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the DCA Account and any other separate account of NYLIAC.

     The Separate Account currently has 35 Investment Divisions that are available under this policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Depending on market conditions, you can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:


-------------------------------------------------------------------------------------------------------------------
             FUND                      INVESTMENT ADVISERS                       ELIGIBLE PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
MainStay VP Series Fund, Inc.    New York Life Investment         MainStay VP Bond--Service Class;
                                 Management LLC                   MainStay VP Capital Appreciation--Service Class;
                                                                  MainStay VP Cash Management;
                                                                  MainStay VP Common Stock--Service Class;
                                                                  MainStay VP Convertible--Service Class;
                                                                  MainStay VP Government--Service Class;
                                                                  MainStay VP High Yield Corporate Bond--
                                                                    Service Class;
                                                                  MainStay VP International Equity--Service Class;
                                                                  MainStay VP Mid Cap Core--Service Class;
                                                                  MainStay VP Mid Cap Growth--Service Class;
                                                                  MainStay VP Mid Cap Value--Service Class;
                                                                  MainStay VP S&P 500 Index--Service Class;
                                                                  MainStay VP Small Cap Growth--Service Class;
                                                                  MainStay VP Total Return--Service Class;
                                                                  MainStay VP Value--Service Class;
                                                                  MainStay VP American Century Income &
                                                                     Growth--Service Class;
                                                                  MainStay VP Dreyfus Large Company Value--
                                                                    Service Class;
                                                                  MainStay VP Eagle Asset Management Growth
                                                                    Equity--Service Class;
                                                                  MainStay VP Lord Abbett Developing Growth--
                                                                    Service Class

-------------------------------------------------------------------------------------------------------------------
The Alger American Fund          Fred Alger Management, Inc.      Alger American Small Capitalization--Class S
                                                                    Shares

-------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc.    Calvert Asset Management         Calvert Social Balanced
                                 Company

-------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios    The Dreyfus Corporation          Dreyfus IP Technology Growth--Service Shares

Fidelity Variable Insurance      Fidelity Management and          Fidelity(R) VIP Contrafund(R)--Service Class 2
Products Fund                    Research Company                 Fidelity(R) VIP Equity-Income--Service Class 2
                                                                  Fidelity(R) VIP Mid Cap--Service Class 2

-------------------------------------------------------------------------------------------------------------------
Janus Aspen Series               Janus Capital Management LLC     Janus Aspen Series Balanced--Service Shares;
                                                                  Janus Aspen Series Worldwide Growth--
                                                                    Service Shares

-------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance        MFS(R) Investment Management     MFS(R) Investors Trust Series--Service Class
Trust(SM)                                                         MFS(R) Research Series--Service Class
                                                                  MFS(R) Utilities Series--Service Class

-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisors        Neuberger Berman Management      Neuberger Berman AMT MidCap Growth--Class S
Management Trust                 Inc.

-------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series,     T. Rowe Price Associates, Inc.   T. Rowe Price Equity Income Portfolio--II
Inc.

-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
             FUND                      INVESTMENT ADVISERS                       ELIGIBLE PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance      Van Eck Associates Corporation   Van Eck Worldwide Hard Assets
Trust
-------------------------------------------------------------------------------------------------------------------
The Universal Institutional      Van Kampen                       Van Kampen UIF Emerging Markets Equity--Class II
Funds, Inc.
-------------------------------------------------------------------------------------------------------------------
Victory Variable Insurance       Victory Capital Management,      Victory VIF Diversified Stock--Class A Shares
Funds                            Inc.
-------------------------------------------------------------------------------------------------------------------

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                THE POLICIES(1)

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Advantage Plan Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

---------------
1. This section is modified as indicated in Appendix I of this Prospectus.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only) (c) receive Income Payments (d) name a payee to receive Income Payments; and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the LifeStages(R) Elite Variable Annuity policy described in this Prospectus, we offer other variable annuities, each having different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and policy feature preferences.

     The following chart outlines some of the different features for each LifeStages(R) variable annuity we offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the policy date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information on these and other policy features.

-----------------------------------------------------------------------------------------------------------------------
                                  LIFESTAGES(R) ELITE         LIFESTAGES(R) ESSENTIALS    LIFESTAGES(R) PREMIUM PLUS II
                                    VARIABLE ANNUITY            VARIABLE ANNUITY(1)            VARIABLE ANNUITY(1)
-----------------------------------------------------------------------------------------------------------------------
Surrender Charge Period       8 Years (8%, 8%, 8%, 7%, 6%,  7 Years (7%, 7%, 7%, 6%, 6%,  8 Years (8%, 8%, 8%, 7%, 6%,
                              5%, 4%, 3% -- based on each            5%, 4% --            5%, 4%, 3% -- based on each
                                 premium payment date)*        based on each premium         premium payment date)*
                                                                   payment date)
-----------------------------------------------------------------------------------------------------------------------
DCA Advantage Plan               Yes (6 month account)          Yes (6, 12, 18 month         Yes (6 month account)
                                                                     accounts)
-----------------------------------------------------------------------------------------------------------------------
Interest Sweep                            Yes                           Yes                           Yes
-----------------------------------------------------------------------------------------------------------------------
Premium Credit                             No                            No                           Yes
-----------------------------------------------------------------------------------------------------------------------
Fixed Account                             Yes                           Yes                           Yes
                                        One-Year                     - One-Year                     One-Year
                                                                    - Three-Year
-----------------------------------------------------------------------------------------------------------------------
Reset Death Benefit                     Optional               Annual reset to age 80        Annual reset to age 80
Guarantee                        Annual reset to age 80
-----------------------------------------------------------------------------------------------------------------------
Annual Death Benefit Reset    Ages 65 or younger:  0.30%                N/A                           N/A
Charge                        Ages 66 to 75:        0.35%
-----------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk    1.70%                         1.45%                         1.75%
and Administration Costs      Based on Adjusted Premium     Based on assets of the        Based on assets of the
Charge                        Payments.                     Separate Account.             Separate Account.
                              Charge is not reflected in    Charge is reflected in the    Charge is reflected in the
                              the Accumulation Unit Value   Accumulation Unit Value       Accumulation Unit Value
-----------------------------------------------------------------------------------------------------------------------
Annual Policy Service Charge              $30                           $30                           $30
-----------------------------------------------------------------------------------------------------------------------
Minimum Cash Value Required             $100,000                      $50,000                       $100,000
to Waive Annual Policy
Service Charge
-----------------------------------------------------------------------------------------------------------------------

----------------------------  ----------------------------------------------------------
                                  LIFESTAGES(R) SELECT         LIFESTAGES(R) FLEXIBLE
                                  VARIABLE ANNUITY(1)         PREMIUM VARIABLE ANNUITY
----------------------------  ----------------------------------------------------------
Surrender Charge Period       3 Years (8%, 8%, 7% -- based  9 Years (7%, 7%, 7%, 6%, 5%,
                                on each premium payment      4%, 3%, 2%, 1% -- based on
                                         date)                      policy date)
---------------------------------------------------------------------------------------------------------------------
DCA Advantage Plan                Yes (6 and 12 month                    No
                                       accounts)
-----------------------------------------------------------------------------------------------------------------------
Interest Sweep                            Yes                           Yes
-----------------------------------------------------------------------------------------------------------------------
Premium Credit                             No                            No
-----------------------------------------------------------------------------------------------------------------------
Fixed Account                             Yes                           Yes
                                        One-Year                      One-Year
-----------------------------------------------------------------------------------------------------------------------
Reset Death Benefit              Annual reset to age 80        3 year reset to age 85
Guarantee
-----------------------------------------------------------------------------------------------------------------------
Annual Death Benefit Reset                N/A                           N/A
Charge
-----------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk    1.85%                         1.40%
and Administration Costs      Based on assets of the        Based on assets of the
Charge                        Separate Account.             Separate Account.
                              Charge is reflected in the    Charge is reflected in the
                              Accumulation Unit Value       Accumulation Unit Value
-----------------------------------------------------------------------------------------------------------------------
Annual Policy Service Charge              $50                           $30
-----------------------------------------------------------------------------------------------------------------------
Minimum Cash Value Required             $100,000                      $20,000
to Waive Annual Policy
Service Charge
-----------------------------------------------------------------------------------------------------------------------

(1) All policies and features may not be available in all jurisdictions.
 *  May be different in some jurisdictions.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions; or

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs, Inherited IRAs and SEPs.

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering a Qualified Policy, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features other than tax deferral that may not be available in other investments. They include:

     (1) a death benefit that is payable should you die while the policy is in force, which is guaranteed to be at least the amount of your premium payments, less any partial withdrawals, policy service charges, mortality and expense risk and administrative costs charges and rider charges;

     (2) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (3) the option to receive (without surrender charges) a guaranteed amount of monthly income for life after the first Policy Year;

     (4) two riders (an Unemployment Benefit Rider and a Living Needs Benefit Rider), which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

     (5) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole primary Beneficiary;

     (6) a Fixed Account option which offers a guaranteed fixed interest rate;
         and

     (7) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Account to the Investment Divisions under the policy.

     These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application. The application is sent to NYLIAC's Cleveland or Dallas service center with your initial premium payment. If the application is complete and accurate and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt at the service center. If the application is complete and accurate and we have received all other information necessary to process the application, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. Our rules generally require that only one policy owner be named. However, there are exceptions to these rules, such as when the application is related to certain exchanges of in-force annuities in accordance with Section 1035 of the Internal Revenue Code.

     We will allocate the initial premium payment to the Fixed Account or DCA Advantage Account and Investment Divisions you have chosen immediately. We reserve the right to limit the amount of a premium payment that you may place in any one Allocation Alternative. We credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You are encouraged to send subsequent premium payments directly as indicated in the response to Question 15. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     You may allocate premium payments in up to 35 Investment Divisions, the Fixed Account and the DCA Advantage Account. Moreover, you may increase or decrease the percentages of premium payments (which must be in whole number percentages) allocated to each Investment Division at the time a premium payment is made.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $2,000 for Qualified Policies and $5,000 for Non-Qualified policies each or such lower amount as we may permit at any time or by any other method NYLIAC makes available. Additional premium payments can be made until you or the Annuitant reach(es) age 85. The current available methods of payment are direct payments to NYLIAC and any other method agreed to by us. You may make premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is $1,500,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law. If you select the DCA Advantage Account, the minimum amount that must be allocated is $5,000

     In the states of Alabama, Kentucky, Maryland, Massachusetts, New Jersey, Oregon, South Carolina, Utah and Washington, NYLIAC is offering a single premium version of the LifeStages(R) Elite Variable Annuity policies ("policies"). Please be aware that the product may not be approved for sale in all of these jurisdictions at the current time. Please check with your registered representative for current availability. In these states, unless we permit otherwise, the minimum premium payment is $5,000 for both Qualified and Non-Qualified Policies. The maximum aggregate amount of the premium payment we will accept is $1,500,000, without prior approval. For Qualified Policies, you may not make a premium payment in excess of the amount permitted by law for the plan.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. Except in states where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will return the Accumulation Value on the date we receive the policy. We will set forth this provision in your Policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 85. We will accept additional premium payments until either you or the Annuitant reaches the age of 85, unless we agree otherwise.

     For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 85 (0-85 for Inherited IRAs). We will accept additional premium payments until the Owner/Annuitant reaches the age of 85, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between the Investment Divisions of the Separate Account or from the DCA Advantage Account into the Investment Divisions (see "The DCA Advantage Account"). You may also transfer interest earned on monies in the Fixed Account into the Investment Divisions. This may be done periodically by electing the Interest Sweep option described in this Prospectus. No other transfers from the Fixed Account are allowed. You may not make transfers into the DCA Advantage Plan Account or the Fixed Account. Except in connection with transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options, the minimum that you may transfer from one Investment Division to other Investment Divisions is $500. Except for the Dollar Cost Averaging and Automatic Asset Reallocation options, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division, except for transfers made under the Interest Sweep option.

     There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan options will not count as a transfer toward the 12 transfer limit. You can only transfer interest earned from the Fixed Account to the Investment Divisions.

     You can request a transfer in four ways:

     - submit your request in writing on a form we approve to the Variable Products Service Center at the addresses listed in Question 15 of this Prospectus (or any other address we indicate to you in writing);

     - use the Interactive Voice Response System at 800-598-2019;

     - speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time); or

     - make your request through the Virtual Service Center.

     Your transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Virtual Service Center and Interactive Voice Response System.")

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same-day processing. We will process requests received after 4:00 p.m. on the next Business Day.

     (a) Limits on Transfers

     This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:

     - reject a transfer request from you or from any person acting on your behalf

     - restrict the method of making a transfer

     - impose redemption fees on short-term trading

     - limit the dollar amount of each transfer.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Division on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will require that all subsequent transfer requests for your policy(ies) be made through the U.S. mail or an overnight courier, and not through the IVR, VSC or our Service Center representatives. We will provide you with written notice when we take this action.

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

     - increased administrative expenses,

     - portfolio management decisions driven by the need to maintain higher than normal liquidity, or

     - dilution of the interests of long-term investors.

VIRTUAL SERVICE CENTER ("VSC") AND INTERACTIVE VOICE RESPONSE ("IVR") SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). With your Social Security Number, the PIN will give you access to both the VSC on our corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     As described herein we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through IVR or VSC which we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if the policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business Days will be processed as of the next Business Day.

     Availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while service is unavailable.

     VSC

     The VSC is available Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to:

        -- e-mail your registered representative or the VPSC;

        -- obtain current policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments;

        -- reset your PIN;

        -- change your address; and

        -- obtain service forms.

     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

        -- obtain current policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments; and

        -- speak with one of our Customer Service Representatives on Business
           Days, between the hours of 8:00 a.m. to 6:00 p.m. (Eastern Time).

     You can authorize a third party to have access in the IVR to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a Telephone Request Form. A Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See "The Policies -- Transfers" for information on how to transfer assets between Investment Divisions.

     Facsimile requests are not acceptable and will not be honored at any time.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC will also offer the DCA Advantage Plan under which you may utilize the 6-month Account. (See "THE POLICIES--The DCA Advantage Plan.") We do not count transfers under our Dollar Cost Averaging programs as part of your 12 free transfers each policy year.

     We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock--Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


 ------------------------------------------------------------------
             AMOUNT           ACCUMULATION       ACCUMULATION UNITS
MONTH       TRANSFERRED       UNIT VALUE           PURCHASED
 ------------------------------------------------------------------
 1             $100              $10.00                10.00
 ------------------------------------------------------------------
 2             $100              $ 8.00                12.50
 ------------------------------------------------------------------
 3             $100              $12.50                 8.00
 ------------------------------------------------------------------
 4             $100              $ 7.50                13.33
 ------------------------------------------------------------------
  Total        $400              $38.00                43.83
 ------------------------------------------------------------------

The average unit price is calculated as follows:

 Total share price         $38.00
--------------------   =   ------   =   $9.50
  Number of months           4

The average unit cost is calculated as follows:

Total amount transferred       $400.00
------------------------   =   -------   =   $9.13
 Total units purchased          43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions. You specify the Investment Divisions to transfer money from, the Investment Divisions to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion. You may not make transfers into or out of the Fixed Account under this option.

     NYLIAC will make all Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing no later than five Business Days prior to the date the transfers are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All written requests must be sent to the address listed in Question 15 of this Prospectus. Facsimile requests will not be accepted or processed.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     This feature is available to you at no additional cost.

     (b) The DCA Advantage Account

     This feature permits you to set up automatic dollar cost averaging using the 6-month DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Account in addition to the traditional Dollar Cost Averaging, Interest Sweep or Automatic Asset Reallocation options.

     You must allocate a MINIMUM OF $5,000 to the DCA Advantage Account. If you send less than the $5,000 minimum to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions into which transfers from the DCA Advantage Account are to be made. You may not make transfers from the DCA Advantage Account into the Fixed Account. You may not select the DCA Advantage Account option if its duration would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Account will be transferred to the Investment Divisions in 6 monthly transfers. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

     You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for the DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the interest rate in effect on that day. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 6-month DCA Advantage Account under which the 6-month term will end on December 31, 2004 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2004, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions by December 31, 2004 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Account, after the duration has expired, the Plan will be reactivated and will earn the interest rate in effect on that day.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     YOU CANNOT MAKE TRANSFERS INTO THE DCA ADVANTAGE ACCOUNT FROM ANY ALLOCATION ALTERNATIVE.

     This feature is available to you at no additional cost.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible--Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity--Service Class Investment Division. Over time, the fluctuations in each of these Investment Divisions' investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). We will not process an Automatic Asset Reallocation transfer unless we receive a written request at the Variable Products Service Center at the addresses listed in Question 15 of this Prospectus. We must receive this request at least five business days before the date the transfers are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. The minimum Variable Accumulation Value required to elect this option is $2,500. There is no minimum amount which you must allocate among the Investment Divisions under this option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such a lower amount as we may determine. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option.

     This feature is available to you at no additional cost.

INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that the interest earned on monies allocated to the Fixed Account be transferred from the Fixed Account to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th or 31st of a month). We will not process an Interest Sweep transfer unless we receive a written request at the Variable Products Service Center at the address listed in Question 15 of this Prospectus. In order to process an Interest Sweep transfer, NYLIAC must receive a request in writing at least five Business Days prior to the date the transfers are scheduled to begin. If we do not receive the request within the five Business Days, the Interest Sweep transfer will commence on the day requested in the following month. Facsimile requests will not be accepted or processed. The minimum Fixed Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day that you specify or on the next Business Day (if the day you have specified is not a Business Day).

     You may request the Interest Sweep option in addition to either the traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time in a written request. We may also cancel this option if the Fixed Accumulation Value is less than $2,500, or such a lower amount as we may determine.

     This feature is available to you at no additional cost.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions, the Fixed Account or the DCA Advantage Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25 (or such lower amount as we may permit). We will allocate the initial premium payment immediately to the Investment Divisions, Fixed Account and DCA Advantage Account you have selected.

     We will credit that portion of each premium payment you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary with the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. See "The Fixed Account" for a description of interest crediting.

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     We include two riders under the policy at no additional charge: an Unemployment Benefit Rider, for Non-Qualified, IRA, Roth IRA and Inherited IRA policies, and a Living Needs Benefit Rider, for all types of policies. These two riders are described below and both provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan ("IPP"), Annual Death Benefit Reset ("ADBR") and Enhanced Beneficiary Benefit ("EBB") riders described below, each of which is available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is elected) and a Upromise Account Rider, each of which is available at no additional cost. Each rider is available only in those jurisdictions where it has been approved. Please consult with your registered representative regarding the availability of these riders in your state.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, you must be classified as disabled by the Social Security Administration. You are no longer eligible for the disability benefit once you begin collecting Social Security retirement benefits. There is no additional charge for this rider.

     (b) Unemployment Benefit Rider

     For all Non-Qualified, IRA, Roth IRA and Inherited IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits. There is no additional charge for this rider.

     (c) Investment Protection Plan Rider (optional)

     THE INVESTMENT PROTECTION PLAN RIDER IS AVAILABLE ONLY IN JURISDICTIONS WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS--Other Charges--Investment Protection Plan Rider Charge.") When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

           (i) At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all proportional withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

           (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals thereafter. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals thereafter. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "CHARGES AND DEDUCTIONS--Other Charges-- Investment Protection Plan Rider Charge" and "CHARGES AND DEDUCTIONS--Other Charges--Rider Risk Charge Adjustment.")

     In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after the delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "CHARGES AND DEDUCTIONS--Other Charges--Rider Risk Charge Adjustment.") The cancellation will be effective on the date we receive your request.

     This Rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is age 65 and younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) no additional premium payments are made;

          (4) a withdrawal of $20,000 is made in the eighth Policy Year;

          (5) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (6) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000)X $100,000 = $25,000

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount:
($100,000-$25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policy owner receives $75,000 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     THE ENHANCED BENEFICIARY BENEFIT (EBB) RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. THE EBB RIDER IS NOT AVAILABLE IF THE OLDEST OWNER OR ANNUITANT IS OVER AGE 75 AT THE TIME OF APPLICATION. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS -- Other Charges -- Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

AGE OF OLDEST OWNER                                                 RANGE OF
OR ANNUITANT                                                 APPLICABLE PERCENTAGES
-------------------                                          ----------------------
70 OR YOUNGER                                    NOT LESS THAN 40% NOR GREATER THAN 60%
71 TO 75 INCLUSIVE                               NOT LESS THAN 20% NOR GREATER THAN 40%

     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the adjusted premium payments. Adjusted premium payments are the total of all premium payments less proportional withdrawals. Proportional withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all adjusted premium payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (See "THE POLICIES--Riders--Enhanced Spousal Continuance Rider."), 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or
5) if you transfer ownership of the policy. As discussed below in "THE POLICIES--Riders--Enhanced Spousal Continuance Rider," if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. YOU CANNOT CANCEL THIS RIDER WITHOUT SURRENDERING YOUR POLICY.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The Rider is selected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

        Third, the Gain is calculated (Accumulation Value - Adjusted Premium
                                   Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you select the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance (ESC) Rider at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) tax-sheltered annuities.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Plan Accounts).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive income payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     (f) Upromise Account Rider (Optional, no additional cost)

     THE UPROMISE ACCOUNT RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The UPromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, we require that you either have a valid UPromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with UPromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $40 into your UPromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with UPromise. The cost basis of your variable annuity for tax purposes will be lowered by the amount of our contribution to your UPromise Account. For additional information on the UPromise Program, you may visit the UPromise web site at www.upromise.com.

     The UPromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid UPromise Account, or you do not open one within 90 days of the policy delivery date. The Rider will also automatically terminate if you fail to register the policy with UPromise within 90 days of the policy delivery date, or if UPromise (or a successor organization) ceases operation before the one-time amount of $40 is deposited into your UPromise Account. There is no additional cost for this rider.

     (g) Annual Death Benefit Reset (ADBR) Rider (Optional)

     YOU MAY ENHANCE YOUR POLICY'S STANDARD DEATH BENEFIT BY PURCHASING THE OPTIONAL ADBR RIDER. If you select this Rider and you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. The amount will be the greatest of:

          (a) the Accumulation Value;

          (b) the sum of all premium payments made, less any partial withdrawals and surrender charges on those partial withdrawals less any additional fees and charges applied since the Policy Date; or

          (c) the "Reset Value" plus any additional premium payments made since the most recent "Reset Anniversary," less "proportional withdrawals" made since the most recent Reset Anniversary and any surrender charges applicable to such "proportional withdrawals," less any additional fees and charges applied since the prior Reset Anniversary date.

     We recalculate the Reset Value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you or the Annuitant reaches age 80. On the First Policy Anniversary, we calculate the Reset Value by comparing (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, less any proportional withdrawals, surrender charges on those withdrawals, less any fees and charges applied since the Policy Date. The Reset Value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less any proportional withdrawals since the prior Reset Anniversary, surrender charges on those withdrawals, and less any additional fees and charges since the last Reset Anniversary date. The greater of the compared values will be the new Reset Value.

     A proportional withdrawal is an amount equal to the amount withdrawn from the policy (including any amount withdrawn surrender charges) divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

     We have set forth below an example of how the ADBR Rider is calculated for an owner who is age 63. The current annual Rider Charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

          (1) you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

          (2) the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

          (3) the current Accumulation Value is $240,000

          (4) you make a partial withdrawal of $10,000 in the Policy Year 2 (no surrender charges are applicable)

          (5) you (or the Annuitant if you are not the Annuitant) die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

          (6) the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $230,000 ($240,000 - $10,000)

          (7) the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter).

          (8) the Death Benefit is the greatest of:

             a) the Accumulation Value
                $230,000

             b) the sum of all premium payments made, less partial withdrawals and surrender charges on those partial withdrawals less any additional fees and charges that may have been assessed since the Policy Date
                $200,000 - $10,000 - ($200,000 X 0.30%) - ($250,000 X 0.075%)
                $200,000 - $10,000 - $600 - $187.50
                 = $189,212.50

             c) the "Reset Value" which is the greatest of:

               1. the Accumulation Value
                  $230,000

               2. the prior Reset Value as of the last Reset Anniversary, less any proportional withdrawals, surrender charges on those withdrawals, less any additional fees and charges that may have been assessed since the prior Reset Anniversary
                  = $250,000 - (($10,000/$240,000) X $250,000) - ($250,000 X
                      0.075%)
                  = $250,000 - (.0416 X $250,000) - $187.50
                  = $250,000 - $10,400 - $187.50
                  = $239,412.50

In this example, your Beneficiary would receive $239,412.50.

     The ADBR Rider ends upon the earliest of the following:

          1) the Annuity Commencement Date, or

          2) the date you surrender the policy.

     Notwithstanding the foregoing, the Rider will not end and all of the Rider's provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date, upon the following:

          1) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death, or

          2) if the Annuitant is your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death.

     THE ADBR RIDER IS NOT AVAILABLE IF THE OLDEST OWNER OR ANNUITANT IS OVER AGE 75 AT THE TIME OF APPLICATION. YOU CANNOT CANCEL THIS RIDER WITHOUT SURRENDERING YOUR CONTRACT.

     POLICY OWNER INQUIRIES

     Your inquiries should be addressed to NYLIAC. (See "QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) ELITE VARIABLE ANNUITY--Question 15.") Facsimile requests for service will not be accepted or processed. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement with the transaction in question.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES(1)

     We impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Investment Divisions and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Investment Division and/or the DCA Advantage Account is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Investment Division and/or the DCA Advantage Account.

     The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 8% of the amount withdrawn or surrendered. This charge then declines to 7% in the fourth Payment Year, 6% in the fifth payment year, 5% in the sixth payment year, 4% in the seventh Payment Year, 3% in the eighth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

PAYMENT YEAR                                                  CHARGE
------------                                                  ------
1...........................................................    8%
2...........................................................    8%
3...........................................................    8%
4...........................................................    7%
5...........................................................    6%
6...........................................................    5%
7...........................................................    4%
8...........................................................    3%
9+..........................................................    0%

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

     (a) on amounts you withdraw in any one Policy Year which are less than or equal to the greatest of (i) 10% of the Accumulation Value at the time of surrender or withdrawal less any prior surrender charge free partial withdrawals made during the current Policy Year, or (ii) 10% of the Accumulation Value as of the prior Policy Anniversary, less any prior surrender charge free partial withdrawals

---------------
1 This section is modified as indicated in Appendix I of this Prospectus.

         made during the current Policy Year, or (iii) the Accumulation Value less accumulated premium payments.

     (b) if NYLIAC cancels the policy;

     (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

     (d) on amounts placed under the Life Income Payment Option after the first Policy Year;

     (e) when a required minimum distribution calculated based on the value of this Policy is made under a Qualified Policy (this amount will, however, count against the first exception);

     (f) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider; and

     (g) on tax-qualified monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE

     Prior to the Annuity Commencement Date, we deduct the Mortality and Expense Risk and Administrative Costs Charge against your policy. We deduct this charge at the end of each policy quarter by reducing the number of Accumulation Units in the Investment Divisions you have selected. On an annual basis, the charge equals 1.70% (0.425% quarterly) of the Adjusted Premium Payments. When you make additional premium payments during a policy quarter, the charge is calculated on a pro-rata basis. Also, a pro-rata portion of the charge will be deducted on the date the policy is surrendered and upon the payment of any death benefit proceeds.

     We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charge is more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that the surrender charges do not adequately cover sales expenses.

     This policy differs from other variable annuities in that the Mortality and Expense Risk and Administrative Costs Charge is calculated as a percentage of your Adjusted Premium Payments rather than as a percentage of separate account assets. This means that the dollar amount of this Charge will be unaffected by fluctuations in market performance. In a rising market, the structure of this Charge will benefit the policyowner because the charge, when measured as a percentage of separate account assets, will be reduced. On the other hand, in a declining market, this structure will result in an increase in the charge when measured as a percentage of separate account assets.

     Another difference is that the Mortality and Expense Risk and Administrative Costs Charge is deducted by reducing the number of Accumulation Units held in your Policy, rather than by reducing the value of those Accumulation Units. Since market performance is reflected through fluctuations in the value of an Accumulation Unit, owning fewer Accumulations Units over time will result in a gradual reduction in the value of the Policy, regardless of market performance, when compared to the result of a traditional charge structure.

CALCULATING THE MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE

     Below are examples of how the Mortality and Expense Risk and Administrative Costs Charge will be calculated and deducted. The examples are purely hypothetical and are for illustrative purposes only.

     The examples assume an Adjusted Premium Payment of $10,000 on September 1st with the Mortality and Expense Risk and Administrative Costs Charge being deducted at the end of the policy quarter.

     Examples 1 and 2 show how the dollar amount of the Mortality and Expense Risk and Administrative Costs Charge will remain stable regardless of fluctuations in the policy's Accumulation Value.

EXAMPLE 1
     Adjusted Premium Payments on September 1st                                      $10,000

     Variable Accumulation Value on December 1st                                     $12,000
       (end of the first policy quarter)

     Mortality and Expense Risk and Administrative                 $42.50 ($10,000 X 0.425%)
       Costs Charge deducted on December 1st

     We will deduct $42.50 worth of Accumulation Units from the Investment Divisions you have selected on a pro-rata basis.

EXAMPLE 2
     Adjusted Premium Payments on September 1st                                      $10,000

     Variable Accumulation Value on December 1st                                      $7,500
       (end of the first Policy quarter)

     Mortality and Expense Risk and Administrative                 $42.50 ($10,000 X 0.425%)
       Costs Charge deducted on December 1st

     We will deduct $42.50 worth of Accumulation Units from the Investment Divisions you have selected on a pro-rata basis.

     Example 3 shows how we calculate the charge based on the total Adjusted Premium Payments allocated to the Investment Divisions and/or the DCA Advantage Account.

EXAMPLE 3
     Adjusted Premium Payments on September 1st                                      $10,000

     Adjusted Premium Payments on September 15th                                      $7,500

     Total Adjusted Premium Payments as of December 1st (end                         $17,500
      of the first policy quarter)

     Variable Accumulation Value on December 1st                                     $22,000
       (end of the first Policy quarter)

     Mortality and Expense Risk and Administrative                 $74.38 ($17,500 X 0.425%)
       Costs Charge deducted on December 1st

     We will deduct $74.38 worth of Accumulation Units from the Investment Divisions you have selected on a pro-rata basis.

     Example 4 shows how a Partial Withdrawal in excess of the free withdrawal amount can reduce the Adjusted Premium Payments under the policy for the purposes of calculating the Mortality and Expense Risk and Administrative Costs Charge.

EXAMPLE 4
     Adjusted Premium Payments on September 1st                                        $10,000
     Variable Accumulation Value on October 15th                                       $12,500
     Gain in the Policy                                                                 $2,500
     Partial Withdrawal on October 15th                                                 $3,500
     Surrender Charge Deducted From Partial Withdrawal
      Amount                                                                 $80 ($1,000 X 8%)
     Amount Sent to Policyowner                                                         $3,420
     Remaining Adjusted Premium Payments                                                $9,000
     Variable Accumulation Value on December 1st (end of the
      first policy quarter)                                                             $9,500
     Mortality and Expense Risk and Administrative Costs
      Charge deducted on December 1st (end of first policy    $40.30 ($10,000 X 44/91 X 0.425%
      quarter in which there are 91 days)                           + $9,000 X 47/91 X 0.425%)
     Variable Accumulation Value on March 1st (end of the
      second policy quarter)                                                           $11,000
     Mortality & Expense Risk and Administrative Costs
      Charge deducted on March 1st (end of second policy
      quarter)                                                        $38.25 ($9,000 X 0.425%)

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

                                 OTHER CHARGES

     (a) Policy Service Charge

     We deduct an annual policy service charge each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $100,000. This charge of $30 is imposed at the end of the Policy Year and on the date of surrender. We deduct the annual policy service charge from each Investment Division, including the DCA Advantage Account and Fixed Account, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (b) Fund Charges

     The value of the assets in the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus and/or statement of additional information.

     (c) Investment Protection Plan Rider Charge (optional)

     If you select the Investment Protection Plan Rider (in states where available), we will deduct a charge at the end of each quarter that the rider is in effect based on the amount that is guaranteed. We will deduct the charge from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. The current charge for this Rider is 0.45% of the amount that is guaranteed, applied on a quarterly basis (0.1125% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you select this rider.

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (d) Rider Risk Charge Adjustment (optional)

     If you cancel the Investment Protection Plan Rider, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "THE POLICIES--Riders--Investment Protection Plan Rider.") We will deduct the Rider Risk Charge Adjustment from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the charge adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this rider.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued or reset.

     (e) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you select the EBB Rider, we will deduct a charge at the end of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning in the first policy quarter after the Policy Date. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging. This charge will not change once your policy is issued.

     (f) Annual Death Benefit Reset (ADBR) Rider Charge (optional)

     If you select the ADBR Rider, we will deduct a charge at the end of each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last reset Anniversary. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your adjusted premium payments. This charge will continue to be deducted while the contract remains in-force.

     The charge for the ADBR rider is based upon the issue age of you or the annuitant, whoever is older and will not change once your policy is issued. The maximum annual charge is 1.00% of the amount that is reset on the last policy anniversary, or the initial premium payment in the first policy year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this prospectus, the charges are as follows:

AGE OF OLDEST
OWNER OR ANNUITANT                                                 ANNUAL CHARGE
------------------                                                 -------------
65 or younger..............................................  0.30% (.0750% per quarter)
66 to 75 inclusive.........................................  0.35% (.0875% per quarter)

     (g) Transfer Fees

     There is no charge for the first 12 transfers in any one policy year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements.

Transfers made under dollar cost averaging and automatic asset realization do not count toward this transfer limit.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make a partial withdrawal, periodic partial withdrawal, hardship withdrawal or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request on a form acceptable to NYLIAC. Facsimile transmissions are not acceptable and will not be honored at any time. These forms must be mailed to us at the address given in Question 15. The amount available for withdrawal is the Accumulation Value on the Business Day during which we receive the request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less the Mortality and Expense Risk and Administrative Costs charge, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Investment Divisions, the Fixed Account and the DCA Advantage Account in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Investment Divisions and the DCA Advantage Account, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the requested partial withdrawal is greater than the value in any of the Investment Divisions, the Fixed Account and the DCA Advantage Account from which the partial withdrawal is being made, we will pay the entire value of that Investment Division, the Fixed Account and the DCA Advantage Account, less any surrender charge that may apply, to you.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will not process a Periodic Partial Withdrawal unless we receive a written request at the Variable Products Service Center at the addresses listed in Question 15 of this prospectus. We must receive this request at least five Business Days before the date the distributions are scheduled to begin. If your request for this option is received fewer than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). You must specify the Investment Divisions and Fixed Account from which the periodic withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General.") If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division, and the Fixed Account. You may not elect to receive periodic partial withdrawals from the DCA Advantage Account.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on premiums allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION OPTION

     For IRAs and SEP-IRA policies, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policy owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     In the states of Alabama, Kentucky, Maryland, Massachusetts, New Jersey, Oregon, South Carolina, Utah and Washington, NYLIAC is offering a modified version of the LifeStages(R) Elite Variable Annuity policies ("policies"). Please be aware that the product may not be approved for sale in all of these jurisdictions at the current time. Please check with your registered representative for current availability. In these states, if the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence under the policy unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. If we agree, you may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greater of:

     (a) the Accumulation Value, or

     (b) the sum of all premium payments made, less any partial withdrawals and surrender charges on those partial withdrawals less any rider charges, policy service charge and Mortality and Expense Risk and Administrative Costs charge.

     The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment Option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "DISTRIBUTIONS UNDER THE POLICY--Income Payments" below.)

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner, and,
(b) if you were the Annuitant, as the Annuitant. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--Taxation of Annuities in General.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "DISTRIBUTIONS UNDER THE POLICY--Delay of Payments.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. If the Life Income Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. However, once payments begin, you may not change the option. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. If you select an Income Payment Option with a 10 year guarantee, your payments will be less than those you would receive under an Option without the guarantee. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival, from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

     Situations where payment may be delayed:

     1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

      (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"); or the SEC declares that an emergency exists;

      (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or

      (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     2. We may delay payment of any amount due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     With respect to 403(b) Tax Sheltered Annuities distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy to amounts allocated to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated to the Fixed Account. Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation was made.

     (b) Transfers to the Investment Divisions

     You may transfer interest earned on monies allocated from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date. You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures or through our Virtual Service Center. All written requests for service must be mailed to the address listed in Question 15 of this prospectus. Facsimile requests will not be accepted or processed. YOU MAY NOT MAKE TRANSFERS INTO THE FIXED ACCOUNT.

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments in the same order in which you allocated such payments to the Fixed Account during the life of the policy).

                           THE DCA ADVANTAGE ACCOUNT

     Like the Fixed Account, the DCA Advantage Account is also supported by the assets in NYLIAC's general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under "THE FIXED ACCOUNT" equally applies to the DCA Advantage Account.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account.

     The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from Tax Sheltered Annuities under Sections 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.25%. A portion of this amount will be paid as commissions to registered representatives.

     Representatives of NYLIFE Securities, Inc. who solicit sales of LifeStages(R) Elite Variable Annuity may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation based on the proportion of initial premiums paid for the policy that are allocated to portfolios of the MainStay VP Series Fund.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special stockholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Divisions. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
ANNUITY PAYMENTS............................................    2
GENERAL MATTERS.............................................    2
FEDERAL TAX MATTERS.........................................    3
  TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY
     CORPORATION............................................    3
  TAX STATUS OF THE POLICIES................................    3
DISTRIBUTOR OF THE POLICIES.................................    4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    4
STATE REGULATION............................................    4
RECORDS AND REPORTS.........................................    4
LEGAL PROCEEDINGS...........................................    5
FINANCIAL STATEMENTS........................................    5
OTHER INFORMATION...........................................    5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

  How to obtain a LifeStages(R) Elite Variable Annuity Statement of Additional
                                  Information.

               Call (800) 598-2019 or send this request form to:

                          NYLIAC Variable Products Service Center
                          Madison Square Station
                          P.O. Box 922
                          New York, NY 10159

--------------------------------------------------------------------------------

        Please send me a LifeStages(R) Elite Variable Annuity Statement of Additional Information dated May 1, 2004:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

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City                            State                            Zip

                                   APPENDIX 1

                          PROSPECTUS DATED MAY 1, 2004

     NYLIAC offers an individual single premium version of the LifeStages(R) Elite Variable Annuity in the states of Alabama, Kentucky, Maryland, Massachusetts, New Jersey, Oregon, South Carolina, Utah and Washington. This Appendix modifies the May 1, 2004 Prospectus for the policies to describe the single premium version of the policies.

     All capitalized terms have the same meaning as those in the Prospectus.

     The principal differences between the single premium version and flexible premium version of the policies are that under the single premium version:

          1) You can only make one premium payment;

          2) There is a different surrender charge schedule; and

          3) The minimum premium payment is $5,000 for both Qualified and Non-Qualified policies.

     Accordingly, for the single premium policies, the Prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

     When reading this Appendix together with the Prospectus, keep in mind that only one premium payment is permitted under the single premium policies. Exceptions to this rule apply only in cases where part of your initial premium is funded from another source, such as a 1035 exchange, rollover or transfer from an institution. In such cases, we may receive parts of your initial premium on different Business Days.

     Accordingly, except in the circumstances described above, all references throughout the Prospectus to premium payments in the plural should be read to mean singular. Further, references to allocations of premium payments should be read to mean an allocation of the premium or any portion thereof. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

     Replace all references to "Payment Year" throughout the Prospectus with "Policy Year," and delete the definition of Payment Year in the "Definitions" section of the Prospectus.

     Replace all references to "Payment Year" throughout the Prospectus with "Policy Year," and delete the definition of Payment Year in the "Definitions" section of the Prospectus.

II. SURRENDER CHARGE

Under the single premium policies, the surrender charge is as follows:

                           POLICY                             SURRENDER
                            YEAR                               CHARGE
                           ------                             ---------
 1..........................................................     8%
 2..........................................................     8%
 3..........................................................     7%
 4..........................................................     6%
 5..........................................................     5%
 6..........................................................     4%
 7..........................................................     3%
 8..........................................................     2%
 9+.........................................................     0%

     Therefore, all references in the Prospectus to the Surrender Charge, such as in the "TABLE OF FEES AND EXPENSES", under Question 4: "What charges are assessed against the policy?" and under "Selecting the Variable Annuity That's Right for You", are modified accordingly. Please remember that this Appendix lowers only the surrender charge for the single premium version of the policies. All other fees and charges described in the Prospectus remain unchanged.

     Also, as a result of the lower Surrender Charge under the single premium policies, the "Expenses if you surrendered your policy" in the Examples beginning on Page 6 is modified as follows:

     You would pay the following expenses on a $10,000 premium payment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

                                    EXPENSES IF YOU SURRENDERED YOUR POLICY
-----------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
-----------------------------------------------------------------------------
MAINSTAY VP BOND--SERVICE CLASS
without and Riders..............  $444.85   $  994.09   $1,519.72   $2,836.39
with IPP Rider..................  $489.20   $1,128.09   $1,738.81   $3,343.61
with EBB Rider..................  $474.43   $1,082.26   $1,666.31   $3,201.40
with ADBR Rider.................  $479.36   $1,096.89   $1,690.53   $3,249.05
with IPP & EBB Riders...........  $518.77   $1,214.24   $1,885.38   $3,634.90
with IPP & ADBR Riders..........  $523.70   $1,228.89   $1,909.65   $3,682.60
with EBB & ADBR Riders..........  $508.93   $1,185.05   $1,837.11   $3,540.37
with All Riders.................  $553.28   $1,317.03   $2,056.21   $3,973.89
-----------------------------------------------------------------------------
MAINSTAY VP CAPITAL APPRECIATION--SERVICE CLASS
without any Riders..............  $454.70   $1,023.54   $1,568.81   $2,932.40
with IPP Rider..................  $499.01   $1,155.14   $1,786.76   $3,437.01
with EBB Rider..................  $484.26   $1,111.45   $1,714.65   $3,296.35
with ADBR Rider.................  $489.18   $1,126.04   $1,738.74   $3,343.47
with IPP & EBB Riders...........  $528.56   $1,243.05   $1,932.61   $3,725.19
with IPP & ADBR Riders..........  $533.48   $1,257.63   $1,956.71   $3,772.31
with EBB & ADBR Riders..........  $518.73   $1,213.93   $1,884.58   $3,631.65
with All Riders.................  $563.03   $1,345.50   $2,102.50   $4,060.42
-----------------------------------------------------------------------------
MAINSTAY VP CASH MANAGEMENT
without any Riders..............  $421.14   $  923.02   $1,400.87   $2,601.84
with IPP Rider..................  $465.58   $1,055.97   $1,622.70   $3,115.27
with EBB Rider..................  $450.79   $1,011.86   $1,549.33   $2,969.33
with ADBR Rider.................  $455.73   $1,026.59   $1,573.86   $3,018.24
with IPP & EBB Riders...........  $495.24   $1,144.80   $1,771.15   $3,414.34
with IPP & ADBR Riders..........  $500.17   $1,159.54   $1,795.70   $3,463.30
with EBB & ADBR Riders..........  $485.38   $1,115.42   $1,722.29   $3,317.32
with All Riders.................  $529.82   $1,248.36   $1,944.12   $3,762.37
-----------------------------------------------------------------------------
MAINSTAY VP COMMON STOCK--SERVICE CLASS
without any Riders..............  $442.88   $  988.19   $1,509.87   $2,817.08
with IPP Rider..................  $487.23   $1,120.25   $1,729.18   $3,324.80
with EBB Rider..................  $472.47   $1,076.42   $1,656.63   $3,182.30
with ADBR Rider.................  $477.39   $1,091.06   $1,680.86   $3,230.04
with IPP & EBB Riders...........  $516.82   $1,208.49   $1,875.93   $3,616.76
with IPP & ADBR Riders..........  $521.74   $1,223.10   $1,900.17   $3,664.51
with EBB & ADBR Riders..........  $506.97   $1,179.27   $1,827.61   $3,522.01
with All Riders.................  $551.33   $1,311.32   $2,046.91   $3,956.45
-----------------------------------------------------------------------------
MAINSTAY VP CONVERTIBLE--SERVICE CLASS
without any Riders..............  $457.68   $1,032.40   $1,583.52   $2,961.04
with IPP Rider..................  $501.96   $1,163.85   $1,801.09   $3,464.80
with EBB Rider..................  $487.23   $1,120.21   $1,729.11   $3,324.66
with ADBR Rider.................  $492.13   $1,134.78   $1,753.16   $3,371.62
with IPP & EBB Rider............  $531.50   $1,251.68   $1,946.72   $3,752.03
with IPP & ADBR Rider...........  $536.42   $1,266.24   $1,970.77   $3,799.01
with EBB & ADBR Rider...........  $521.68   $1,222.60   $1,898.77   $3,658.83
with All Riders.................  $565.95   $1,354.04   $2,116.36   $4,086.18
-----------------------------------------------------------------------------

                                    EXPENSES IF YOU SURRENDERED YOUR POLICY
-----------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
-----------------------------------------------------------------------------
MAINSTAY VP GOVERNMENT--SERVICE CLASS
without any Riders..............  $449.79   $1,008.84   $1,544.28   $2,884.51
with IPP Rider..................  $494.11   $1,140.62   $1,762.80   $3,390.40
with EBB Rider..................  $479.35   $1,096.87   $1,690.51   $3,249.00
with ADBR Rider.................  $484.27   $1,111.48   $1,714.67   $3,296.39
with IPP & EBB Riders...........  $523.66   $1,228.65   $1,909.01   $3,680.14
with IPP & ADBR Riders..........  $528.60   $1,243.25   $1,933.17   $3,727.54
with EBB & ADBR Riders..........  $513.84   $1,199.53   $1,860.89   $3,586.14
with All Riders.................  $558.16   $1,331.29   $2,079.40   $4,017.27
-----------------------------------------------------------------------------
MAINSTAY VP HIGH YIELD CORPORATE BOND--SERVICE CLASS
without any Riders..............  $450.78   $1,011.77   $1,549.19   $2,894.11
with IPP Rider..................  $495.08   $1,143.50   $1,767.58   $3,399.73
with EBB Rider..................  $480.33   $1,099.79   $1,695.32   $3,258.48
with ADBR Rider.................  $485.25   $1,114.39   $1,719.49   $3,305.85
with IPP & EBB Riders...........  $524.65   $1,231.53   $1,913.75   $3,689.18
with IPP & ADBR Riders..........  $529.58   $1,246.14   $1,937.89   $3,736.51
with EBB & ADBR Riders..........  $514.82   $1,202.41   $1,865.64   $3,595.27
with All Riders.................  $559.13   $1,334.14   $2,084.03   $4,025.95
-----------------------------------------------------------------------------
MAINSTAY VP INTERNATIONAL EQUITY--SERVICE CLASS
without any Riders..............  $497.05   $1,149.33   $1,777.18   $3,334.02
with IPP Rider..................  $541.16   $1,279.18   $1,990.28   $3,827.40
with EBB Rider..................  $526.47   $1,236.07   $1,919.76   $3,693.25
with ADBR Rider.................  $531.37   $1,250.46   $1,943.32   $3,738.19
with IPP & EBB Riders...........  $570.58   $1,365.91   $2,132.86   $4,102.22
with IPP & ADBR Riders..........  $575.48   $1,380.30   $2,156.42   $4,147.18
with EBB & ADBR Riders..........  $560.80   $1,337.21   $2,085.93   $4,013.05
with All Riders.................  $604.91   $1,467.05   $2,299.01   $4,422.05
-----------------------------------------------------------------------------
MAINSTAY VP MID CAP CORE--SERVICE CLASS
without any Riders..............  $507.86   $1,181.27   $1,829.78   $3,433.92
with IPP Rider..................  $551.92   $1,310.65   $2,041.63   $3,924.38
with EBB Rider..................  $537.25   $1,267.72   $1,971.55   $3,791.87
with ADBR Rider.................  $542.14   $1,282.07   $1,994.99   $3,836.31
with IPP & EBB Riders...........  $581.31   $1,397.11   $2,183.41   $4,195.93
with IPP & ADBR Riders..........  $586.20   $1,411.45   $2,206.84   $4,240.35
with EBB & ADBR Riders..........  $571.53   $1,368.51   $2,136.74   $4,107.84
with All Riders.................  $615.59   $1,497.91   $2,348.61   $4,511.89
-----------------------------------------------------------------------------
MAINSTAY VP MID CAP GROWTH--SERVICE CLASS
without any Riders..............  $487.23   $1,120.25   $1,729.15   $3,242.25
with IPP Rider..................  $531.37   $1,250.46   $1,943.35   $3,738.22
with EBB Rider..................  $516.68   $1,207.25   $1,872.49   $3,602.62
with ADBR Rider.................  $521.58   $1,221.66   $1,896.15   $3,648.05
with IPP & EBB Riders...........  $560.83   $1,337.47   $2,086.67   $4,016.10
with IPP & ADBR Riders..........  $565.73   $1,351.92   $2,110.36   $4,061.55
with EBB & ADBR Riders..........  $551.03   $1,308.68   $2,039.48   $3,925.92
with All Riders.................  $595.18   $1,438.91   $2,253.69   $4,339.46
-----------------------------------------------------------------------------
MAINSTAY VP MID CAP VALUE--SERVICE CLASS
without any Riders..............  $474.43   $1,082.25   $1,666.29   $3,121.46
with IPP Rider..................  $518.64   $1,213.04   $1,881.98   $3,620.82
with EBB Rider..................  $503.91   $1,169.93   $1,810.62   $3,483.26
with ADBR Rider.................  $508.83   $1,184.10   $1,834.45   $3,529.38
with IPP & EBB Riders...........  $548.13   $1,300.39   $2,026.30   $3,902.73
with IPP & ADBR Riders..........  $553.05   $1,314.88   $2,050.15   $3,948.87
with EBB & ADBR Riders..........  $538.32   $1,271.46   $1,978.77   $3,811.25
with All Riders.................  $582.53   $1,402.23   $2,194.43   $4,230.71
-----------------------------------------------------------------------------

                                    EXPENSES IF YOU SURRENDERED YOUR POLICY
-----------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
-----------------------------------------------------------------------------
MAINSTAY VP S&P 500 INDEX--SERVICE CLASS
without any Riders..............  $430.03   $  949.73   $1,445.61   $2,690.50
with IPP Rider..................  $474.46   $1,082.23   $1,666.41   $3,201.59
with EBB Rider..................  $459.66   $1,038.31   $1,593.35   $3,057.03
with ADBR Rider.................  $464.59   $1,053.02   $1,617.78   $3,105.51
with IPP & EBB Riders...........  $504.07   $1,170.90   $1,814.15   $3,497.75
with IPP & ADBR Riders..........  $509.02   $1,185.61   $1,838.59   $3,546.21
with EBB & ADBR Riders..........  $494.23   $1,141.61   $1,765.53   $3,401.65
with All Riders.................  $538.63   $1,274.17   $1,986.31   $3,842.34
-----------------------------------------------------------------------------
MAINSTAY VP SMALL CAP GROWTH--SERVICE CLASS
without any Riders..............  $510.81   $1,189.94   $1,844.07   $3,460.94
with IPP Rider..................  $554.85   $1,319.25   $2,055.63   $3,950.65
with EBB Rider..................  $540.19   $1,276.32   $1,985.64   $3,818.60
with ADBR Rider.................  $545.08   $1,290.65   $2,009.00   $3,862.82
with IPP & EBB Riders...........  $584.24   $1,405.60   $2,197.14   $4,221.29
with IPP & ADBR Riders..........  $589.13   $1,419.93   $2,220.55   $4,265.58
with EBB & ADBR Riders..........  $574.46   $1,377.00   $2,150.53   $4,133.48
with All Riders.................  $618.50   $1,506.29   $2,362.09   $4,536.22
-----------------------------------------------------------------------------
MAINSTAY VP TOTAL RETURN--SERVICE CLASS
without any Riders..............  $451.76   $1,014.72   $1,554.11   $2,903.69
with IPP Rider..................  $496.07   $1,146.43   $1,772.39   $3,409.07
with EBB Rider..................  $481.31   $1,102.70   $1,700.17   $3,267.98
with ADBR Rider.................  $486.23   $1,117.30   $1,724.31   $3,315.26
with IPP & EBB Riders...........  $525.63   $1,234.40   $1,918.45   $3,698.18
with IPP & ADBR Riders..........  $530.55   $1,249.00   $1,942.61   $3,745.47
with EBB & ADBR Riders..........  $515.79   $1,205.27   $1,870.37   $3,604.38
with All Riders.................  $560.11   $1,336.98   $2,088.65   $4,034.56
-----------------------------------------------------------------------------
MAINSTAY VP VALUE--SERVICE CLASS
without any Riders..............  $456.69   $1,029.45   $1,578.60   $2,951.50
with IPP Rider..................  $500.98   $1,160.96   $1,796.35   $3,455.60
with EBB Rider..................  $486.24   $1,117.31   $1,724.30   $3,315.24
with ADBR Rider.................  $491.15   $1,131.87   $1,748.37   $3,362.26
with IPP & EBB Riders...........  $530.53   $1,248.79   $1,942.00   $3,743.08
with IPP & ADBR Riders..........  $535.44   $1,263.35   $1,966.06   $3,790.08
with EBB & ADBR Riders..........  $520.70   $1,219.71   $1,894.05   $3,649.76
with All Riders.................  $564.99   $1,351.20   $2,111.76   $4,077.64
-----------------------------------------------------------------------------
MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH--SERVICE CLASS
without any Riders..............  $484.27   $1,111.49   $1,714.67   $3,214.53
with IPP Rider..................  $528.44   $1,241.84   $1,929.22   $3,711.26
with EBB Rider..................  $513.73   $1,198.56   $1,858.22   $3,575.21
with ADBR Rider.................  $518.63   $1,213.01   $1,881.93   $3,620.81
with IPP & EBB Riders...........  $557.89   $1,328.92   $2,072.77   $3,990.10
with IPP & ADBR Riders..........  $562.79   $1,343.36   $2,096.48   $4,035.67
with EBB & ADBR Riders..........  $548.10   $1,300.10   $2,025.52   $3,899.62
with All Riders.................  $592.26   $1,430.46   $2,240.05   $4,314.50
-----------------------------------------------------------------------------
MAINSTAY VP DREYFUS LARGE COMPANY GROWTH--SERVICE CLASS
without any Riders..............  $489.19   $1,126.07   $1,738.76   $3,260.68
with IPP Rider..................  $533.33   $1,256.22   $1,952.74   $3,756.10
with EBB Rider..................  $518.64   $1,213.04   $1,881.97   $3,620.81
with ADBR Rider.................  $523.54   $1,227.43   $1,905.60   $3,866.15
with IPP & EBB Riders...........  $562.77   $1,343.18   $2,095.94   $4,033.43
with IPP & ADBR Riders..........  $567.68   $1,357.59   $2,119.58   $4,078.72
with EBB & ADBR Riders..........  $552.98   $1,314.39   $2,048.79   $3,943.43
with All Riders.................  $597.13   $1,444.55   $2,262.77   $4,356.04
-----------------------------------------------------------------------------

                                    EXPENSES IF YOU SURRENDERED YOUR POLICY
-----------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
-----------------------------------------------------------------------------
MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY--SERVICE CLASS
without any Riders..............  $473.44   $1,079.33   $1,661.44   $3,112.09
with IPP Rider..................  $517.66   $1,210.12   $1,877.22   $3,611.74
with EBB Rider..................  $502.92   $1,166.70   $1,805.82   $3,473.98
with ADBR Rider.................  $507.84   $1,181.21   $1,829.70   $3,520.18
with IPP & EBB Rider............  $547.15   $1,297.52   $2,021.60   $3,893.94
with IPP & ADBR Rider...........  $552.06   $1,312.02   $2,045.47   $3,940.09
with EBB & ADBR Rider...........  $537.33   $1,268.59   $1,974.06   $3,802.37
with All Riders.................  $581.54   $1,399.39   $2,189.84   $4,222.22
-----------------------------------------------------------------------------
MAINSTAY VP LORD ABBETT DEVELOPING GROWTH--SERVICE CLASS
without any Riders..............  $508.84   $1,184.16   $1,834.54   $3,442.89
with IPP Rider..................  $552.90   $1,313.52   $2,046.31   $3,933.16
with EBB Rider..................  $538.23   $1,270.58   $1,976.24   $3,800.77
with ADBR Rider.................  $543.12   $1,284.93   $1,999.68   $3,845.16
with IPP & EBB Riders...........  $582.28   $1,399.94   $2,188.00   $4,204.38
with IPP & ADBR Riders..........  $587.17   $1,414.27   $2,211.40   $4,248.76
with EBB & ADBR Riders..........  $572.51   $1,371.34   $2,141.35   $4,116.39
with All Riders.................  $616.56   $1,500.70   $2,353.10   $4,520.01
-----------------------------------------------------------------------------
ALGER AMERICAN SMALL CAPITALIZATION--CLASS S SHARES
without any Riders..............  $487.23   $1,120.25   $1,729.15   $3,242.25
with IPP Rider..................  $531.37   $1,250.46   $1,943.35   $3,738.22
with EBB Rider..................  $516.68   $1,207.25   $1,872.49   $3,602.62
with ADBR Rider.................  $521.58   $1,221.66   $1,896.15   $3,648.05
with IPP & EBB Riders...........  $560.83   $1,337.47   $2,086.67   $4,016.10
with IPP & ADBR Riders..........  $565.73   $1,351.92   $2,110.36   $4,061.55
with EBB & ADBR Riders..........  $551.03   $1,308.68   $2,039.48   $3,925.92
with All Riders.................  $595.18   $1,438.91   $2,253.69   $4,339.46
-----------------------------------------------------------------------------
CALVERT SOCIAL BALANCED
without any Riders..............  $458.66   $1,035.34   $1,588.40   $2,970.53
with IPP Rider..................  $502.94   $1,166.73   $1,805.88   $3,474.11
with EBB Rider..................  $488.20   $1,123.13   $1,733.93   $3,334.08
with ADBR Rider.................  $493.11   $1,137.67   $1,757.95   $3,380.96
with IPP & EBB Riders...........  $532.48   $1,254.53   $1,951.40   $3,760.97
with IPP & ADBR Riders..........  $537.39   $1,269.07   $1,975.42   $3,807.87
with EBB & ADBR Riders..........  $522.65   $1,225.47   $1,903.48   $3,667.86
with All Riders.................  $566.93   $1,356.88   $2,120.97   $4,094.75
-----------------------------------------------------------------------------
DREYFUS IP TECHNOLOGY GROWTH--SERVICE SHARES
without any Riders..............  $478.36   $1,093.95   $1,685.66   $3,158.79
with IPP Rider..................  $522.55   $1,224.55   $1,900.88   $3,657.11
with EBB Rider..................  $507.84   $1,181.21   $1,829.69   $3,520.18
with ADBR Rider.................  $512.75   $1,195.67   $1,853.49   $3,566.05
with IPP & EBB Riders...........  $552.03   $1,311.81   $2,044.89   $3,937.78
with IPP & ADBR Riders..........  $556.94   $1,326.27   $2,068.70   $3,983.67
with EBB & ADBR Riders..........  $542.22   $1,282.91   $1,997.48   $3,846.70
with All Riders.................  $586.42   $1,413.54   $2,212.71   $4,264.34
-----------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)--SERVICE CLASS 2
without any Riders..............  $458.66   $1,035.34   $1,588.40   $2,970.53
with IPP Rider..................  $502.94   $1,166.73   $1,805.88   $3,474.11
with EBB Rider..................  $488.20   $1,123.13   $1,733.93   $3,334.08
with ADBR Rider.................  $493.11   $1,137.67   $1,757.95   $3,380.96
with IPP & EBB Riders...........  $532.48   $1,254.53   $1,951.40   $3,760.97
with IPP & ADBR Riders..........  $537.39   $1,269.07   $1,975.42   $3,807.87
with EBB & ADBR Riders..........  $522.65   $1,225.47   $1,903.48   $3,667.86
with All Riders.................  $$566.93  $$1,356.88  $$2,120.97  $4,094.75
-----------------------------------------------------------------------------

                                    EXPENSES IF YOU SURRENDERED YOUR POLICY
-----------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
-----------------------------------------------------------------------------
FIDELITY(R) VIP EQUITY-INCOME--SERVICE CLASS 2
without any Riders..............  $447.80   $1,002.93   $1,534.47   $2,865.31
with IPP Rider..................  $492.14   $1,134.80   $1,753.22   $3,371.72
with EBB Rider..................  $477.37   $1,091.03   $1,680.83   $3,229.98
with ADBR Rider.................  $482.30   $1,105.65   $1,705.04   $3,277.51
with IPP & EBB Riders...........  $521.70   $1,222.89   $1,899.58   $3,662.12
with IPP & ADBR Riders..........  $526.63   $1,237.49   $1,923.75   $3,709.57
with EBB & ADBR Riders..........  $511.86   $1,193.72   $1,851.40   $3,567.86
with All Riders.................  $556.20   $1,325.59   $2,070.12   $3,999.96
-----------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP--SERVICE CLASS 2
without any Riders..............  $460.63   $1,041.19   $1,598.15   $2,989.55
with IPP Rider..................  $504.90   $1,172.53   $1,815.40   $3,492.54
with EBB Rider..................  $490.16   $1,128.95   $1,743.55   $3,352.87
with ADBR Rider.................  $495.07   $1,143.49   $1,767.55   $3,399.66
with IPP & EBB Riders...........  $534.43   $1,260.28   $1,960.80   $3,778.81
with IPP & ADBR Riders..........  $539.35   $1,274.82   $1,984.81   $3,825.65
with EBB & ADBR Riders..........  $524.61   $1,231.23   $1,912.94   $3,685.94
with All Riders.................  $568.89   $1,362.57   $2,130.19   $4,111.90
-----------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED--SERVICE SHARES
without any Riders..............  $457.68   $1,032.40   $1,583.52   $2,961.04
with IPP Rider..................  $501.96   $1,163.85   $1,801.09   $3,464.80
with EBB Rider..................  $487.23   $1,120.21   $1,729.11   $3,324.66
with ADBR Rider.................  $492.13   $1,134.78   $1,753.16   $3,371.62
with IPP & EBB Riders...........  $531.50   $1,251.68   $1,946.72   $3,752.03
with IPP & ADBR Riders..........  $536.42   $1,266.24   $1,970.77   $3,799.01
with EBB & ADBR Riders..........  $521.68   $1,222.60   $1,898.77   $3,658.83
with All Riders.................  $565.95   $1,354.04   $2,116.36   $4,086.18
-----------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE GROWTH--SERVICE SHARES
without any Riders..............  $461.62   $1,044.13   $1,603.02   $2,999.00
with IPP Rider..................  $505.89   $1,175.45   $1,820.21   $3,501.81
with EBB Rider..................  $491.15   $1,131.86   $1,748.34   $3,362.24
with ADBR Rider.................  $496.06   $1,146.41   $1,772.36   $3,409.01
with IPP & EBB Riders...........  $535.43   $1,263.15   $1,965.50   $3,787.72
with IPP & ADBR Riders..........  $540.34   $1,277.70   $1,989.51   $3,834.52
with EBB & ADBR Riders..........  $525.59   $1,234.12   $1,917.65   $3,694.95
with All Riders.................  $569.87   $1,365.41   $2,134.79   $4,120.46
-----------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES--SERVICE CLASS
without any Riders..............  $477.38   $1,091.02   $1,680.82   $3,149.48
with IPP Rider..................  $521.57   $1,221.66   $1,896.14   $3,648.04
with EBB Rider..................  $506.86   $1,178.31   $1,824.90   $3,510.93
with ADBR Rider.................  $511.77   $1,192.79   $1,848.73   $3,556.91
with IPP & EBB Riders...........  $551.05   $1,308.94   $2,040.24   $3,929.04
with IPP & ADBR Riders..........  $555.96   $1,323.42   $2,064.05   $3,974.95
with EBB & ADBR Riders..........  $541.25   $1,280.06   $1,992.81   $3,837.84
with All Riders.................  $585.44   $1,410.70   $2,208.15   $4,255.94
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MFS(R) RESEARCH SERIES--SERVICE CLASS
without any Riders..............  $478.36   $1,093.95   $1,685.66   $3,158.79
with IPP Rider..................  $522.55   $1,224.55   $1,900.88   $3,657.11
with EBB Rider..................  $507.84   $1,181.21   $1,829.69   $3,520.18
with ADBR Rider.................  $512.75   $1,195.67   $1,853.49   $3,566.05
with IPP & EBB Riders...........  $552.03   $1,311.81   $2,044.89   $3,937.78
with IPP & ADBR Riders..........  $556.94   $1,326.27   $2,068.70   $3,983.67
with EBB & ADBR Riders..........  $542.22   $1,282.91   $1,997.48   $3,846.70
with All Riders.................  $586.42   $1,413.54   $2,212.71   $4,264.34
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                                    EXPENSES IF YOU SURRENDERED YOUR POLICY
-----------------------------------------------------------------------------
      INVESTMENT DIVISION          1 YR       3 YR        5 YR        10 YR
-----------------------------------------------------------------------------
MFS(R) UTILITIES SERIES--SERVICE CLASS
without any Riders..............  $482.31   $1,105.65   $1,705.03   $3,195.98
with IPP Rider..................  $526.47   $1,236.07   $1,919.78   $3,693.26
with EBB Rider..................  $511.77   $1,192.79   $1,848.74   $3,556.90
with ADBR Rider.................  $516.67   $1,207.23   $1,872.45   $3,602.58
with IPP & EBB Riders...........  $555.94   $1,323.21   $2,063.49   $3,972.69
with IPP & ADBR Riders..........  $560.85   $1,337.68   $2,087.23   $4,018.38
with EBB & ADBR Riders..........  $546.14   $1,294.38   $2,016.18   $3,882.01
with All Riders.................  $590.31   $1,424.83   $2,230.95   $4,297.80
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NEUBERGER BERMAN AMT MIDCAP GROWTH--CLASS S
without any Riders..............  $488.21   $1,123.15   $1,733.95   $3,251.45
with IPP Rider..................  $532.36   $1,253.33   $1,948.03   $3,747.16
with EBB Rider..................  $517.66   $1,210.12   $1,877.21   $3,611.67
with ADBR Rider.................  $522.56   $1,224.57   $1,900.91   $3,657.15
with IPP & EBB Riders...........  $561.81   $1,340.35   $2,091.32   $4,024.77
with IPP & ADBR Riders..........  $566.70   $1,354.74   $2,114.97   $4,070.15
with EBB & ADBR Riders..........  $552.01   $1,311.54   $2,044.15   $3,934.70
with All Riders.................  $596.16   $1,441.74   $2,258.23   $4,347.75
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T. ROWE PRICE EQUITY INCOME PORTFOLIO-II
without any Riders..............  $475.41   $1,085.18   $1,671.13   $3,130.79
with IPP Rider..................  $519.62   $1,215.90   $1,886.69   $3,629.90
with EBB Rider..................  $504.90   $1,172.51   $1,815.37   $3,492.46
with ADBR Rider.................  $509.81   $1,187.00   $1,839.22   $3,538.53
with IPP & EBB Riders...........  $549.10   $1,303.24   $2,030.93   $3,911.49
with IPP & ADBR Riders..........  $554.02   $1,317.72   $2,054.76   $3,957.54
with EBB & ADBR Riders..........  $539.29   $1,274.34   $1,983.45   $3,820.13
with All Riders.................  $583.50   $1,405.05   $2,199.01   $4,239.14
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VAN ECK WORLDWIDE HARD ASSETS
without any Riders..............  $488.21   $1,123.15   $1,733.95   $3,251.45
with IPP Rider..................  $532.35   $1,253.33   $1,948.03   $3,747.16
with EBB Rider..................  $517.66   $1,210.12   $1,877.21   $3,611.67
with ADBR Rider.................  $522.56   $1,224.57   $1,900.91   $3,657.15
with IPP & EBB Riders...........  $561.81   $1,340.35   $2,091.32   $4,024.77
with IPP & ADBR Riders..........  $566.70   $1,354.74   $2,114.97   $4,070.15
with EBB & ADBR Riders..........  $552.01   $1,311.54   $2,044.15   $3,934.70
with All Riders.................  $596.16   $1,441.74   $2,258.23   $4,347.75
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VAN KAMPEN UIF EMERGING MARKETS EQUITY--CLASS II
without any Riders..............  $585.22   $1,407.66   $2,199.10   $4,118.27
with IPP Rider..................  $628.92   $1,533.94   $2,402.36   $4,588.16
with EBB Rider..................  $614.38   $1,492.02   $2,335.11   $4,466.72
with ADBR Rider.................  $619.23   $1,506.02   $2,357.59   $4,507.42
with IPP & EBB Riders...........  $658.08   $1,618.30   $2,538.37   $4,837.00
with IPP & ADBR Riders..........  $662.94   $1,632.30   $2,560.86   $4,877.71
with EBB & ADBR Riders..........  $648.38   $1,590.40   $2,493.62   $4,756.28
with All Riders.................  $692.09   $1,716.66   $2,696.86   $5,126.53
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VICTORY VIF DIVERSIFIED STOCK--CLASS A SHARES
without any Riders..............  $532.39   $1,253.45   $1,948.24   $3,656.66
with IPP Rider..................  $576.34   $1,381.85   $2,157.33   $4,140.61
with EBB Rider..................  $561.71   $1,339.25   $2,088.17   $4,011.70
with ADBR Rider.................  $566.60   $1,353.48   $2,111.27   $4,054.89
with IPP & EBB Riders...........  $605.66   $1,467.64   $2,297.26   $4,404.78
with IPP & ADBR Riders..........  $610.53   $1,481.87   $2,320.38   $4,447.97
with EBB & ADBR Riders..........  $595.90   $1,439.25   $2,251.21   $4,319.08
with All Riders.................  $639.86   $1,567.66   $2,460.30   $4,712.13
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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2004
                                      FOR

                      LIFESTAGES(R) ELITE VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current LifeStages(R) Elite Variable Annuity Prospectus. You should read the SAI in conjunction with the current LifeStages(R) Elite Variable Annuity Prospectus dated May 1, 2004. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (800) 598-2019 or writing to NYLIAC at 51 Madison Avenue, Room 452, New York, New York 10010. Terms used but not defined in this SAI have the same meaning as in the current LifeStages(R) Elite Variable Annuity Prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES................................................     2
     Valuation of Accumulation Units........................     2
ANNUITY PAYMENTS............................................     2
GENERAL MATTERS.............................................     2
FEDERAL TAX MATTERS.........................................     3
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................     3
     Tax Status of the Policies.............................     3
DISTRIBUTOR OF THE POLICIES.................................     4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................     4
STATE REGULATION............................................     4
RECORDS AND REPORTS.........................................     4
LEGAL PROCEEDINGS...........................................     5
FINANCIAL STATEMENTS........................................     5
OTHER INFORMATION...........................................     5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............   F-1

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") is determined by the following formula:

                                     (a/b)
Where: a= the result of:

             (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

             (2) the per share amount of any dividend or capital gain
                 distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

          b= is the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" at page 43 of the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 38 of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the Policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors LLC ("NYLIFE Distributors") is the principal underwriter and distributor of the policies. It is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.25%. A portion of this amount will be paid as commissions to registered representatives.

     For the year ended December 31, 2003 NYLIAC paid commissions of $1,286,136, respectively, none of which was retained by NYLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

     Representatives of NYLIFE Securities who solicit sales of LifeStages(R) Elite Variable Annuity may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation based on the proportion of initial premiums paid for the policy that are allocated to portfolios of the MainStay VP Series Fund.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and quarterly statement be reviewed immediately to ensure there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account Statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                                   APPENDIX 1

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2004

     NYLIAC offers in the states of Alabama, Kentucky, Maryland, Massachusetts, New Jersey, Oregon, South Carolina, Utah and Washington an individual single premium version of the LifeStages(R) Elite Variable Annuity policies. This Appendix modifies the May 1, 2004 Statement of Additional Information ("SAI") for the policies to describe the single premium version of the policies.

     When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies. Exceptions to this rule apply only in cases where part of your initial purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

     Accordingly, except in the circumstances described above, all references throughout the Statement of Additional Information to premium payments in the plural should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

                          Supplement dated May 1, 2004

                   to the Prospectuses dated May 1, 2004 for
                   LIFESTAGES(R) ESSENTIALS VARIABLE ANNUITY
                LIFESTAGES(R) FLEXIBLE PREMIUM VARIABLE ANNUITY
                     LIFESTAGES(R) SELECT VARIABLE ANNUITY
                         LIFESTAGES(R) VARIABLE ANNUITY
                LIFESTAGES(R) PREMIUM PLUS VARIABLE ANNUITY AND
                 LIFESTAGES(R) PREMIUM PLUS II VARIABLE ANNUITY
                      LIFESTAGES(R) ELITE VARIABLE ANNUITY

                                  INVESTING IN
               NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III; AND
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

This supplement amends the Prospectus for the LifeStages(R) Essentials Variable Annuity, the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R) Select Variable Annuity, the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Premium Plus II Variable Annuity and the LifeStages(R) Elite Variable Annuity policies ("policies"). You should read this information carefully and retain this supplement for future reference together with the prospectus(es). All capitalized terms have the same meaning as those included in the prospectuses.

This supplement only applies to policies issued to fund a Pension Plan. The purpose of this supplement is to modify the prospectuses to disclose the terms under which the policies will be issued to fund a Pension Plan qualified under
Section 401(a) of the Internal Revenue Code of 1986 as amended (Code). The main differences between the policies described in the May 1, 2004 prospectuses and policies issued to fund a Pension Plan, are that policies issued to fund a Pension Plan: (1) will have higher minimum initial and additional premium payments, (2) will not include the Unemployment Benefit Rider, and (3) cannot add the Enhanced Spousal Continuance Rider. Keeping this in mind, please note that the prospectuses for policies issued to fund a Pension Plan are modified as follows:

A. DEFINITIONS

1. Replace the definition of "Non-Qualified Policies" with the following:

        Non-Qualified Policies: Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408, 408A and 457 of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including Pension Plans qualifying under Section 401(a) of the Code.

2. Replace the definition of "Qualified Policies" with the following:

        Qualified Policies: Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(a), 403(b), 408, 408A and 457 of the Code. Qualified Policies do not include policies issued to any other retirement plan or arrangement, including Pension Plans qualifying under
        Section 401(a) of the Code.

3. Add the following definition of "Pension Plan":

        Pension Plan: A retirement plan that is qualified under Section 401(a) of the Code.

B. QUESTIONS AND ANSWERS

1. For LifeStages(R) Variable Annuity, LifeStages(R) Premium Plus, LifeStages(R) Premium Plus II, LifeStages(R) Essentials, LifeStages(R) Select and LifeStages(R) Elite policies, delete the first two sentences to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

        (a) for LifeStages(R) Variable Annuity policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

          (b) for LifeStages(R) Premium Plus and LifeStages(R) Premium Plus II policies:
              Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

          (c) for LifeStages(R) Essentials policies:

          Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

          (d) for LifeStages(R) Select policies:
              Unless we permit otherwise, the minimum initial premium payment is $25,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

          (e) for LifeStages(R) Elite policies:
              Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

2. For LifeStages(R) Flexible Premium policies, delete the first two sentences of the third full paragraph to the answer to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

        Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $50 or such lower amount as we may permit at any time.

C. THE POLICIES -- Qualified and Non-Qualified Policies

1. Under the first paragraph of this section, delete the fourth sentence and replace the fifth sentence with the following:

        You may purchase a Qualified Policy for use with any one of the retirement plans listed below.

2. Under the next full paragraph that begins "If you are considering a Qualified Policy. . .," revise the first sentence to read:

        If you are considering a Qualified Policy or a Non-Qualified Policy issued to fund a Pension Plan, you should be aware that this annuity will fund a retirement plan that already provides for tax deferral under the Internal Revenue Code.

3. In the same paragraph, delete the disclosure immediately following clause (4) (for the LifeStages(R) Flexible Premium Variable Annuity) and immediately following clause (5) (for the LifeStages(R) Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Premium Plus II Variable Annuity, the LifeStages(R) Essentials Variable Annuity and the LifeStages(R) Select Variable Annuity policies) and replace it with the following:

        An Unemployment Benefit Rider (not available for policies issued to fund a Pension Plan) and Living Needs Benefit Rider, which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

D. THE POLICIES -- Policy Application and Premium Payments

1. For LifeStages(R) Variable Annuity, LifeStages(R) Premium Plus, LifeStages(R) Premium Plus II, LifeStages(R) Essentials, LifeStages(R) Select and LifeStages(R) Elite Variable Annuity policies, under the section entitled Policy Application and Premium Payments, delete the first two sentences of the fourth paragraph and replace them with the following:

        (a) for LifeStages(R) Variable Annuity policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

        (b) for LifeStages(R) Premium Plus and LifeStages(R) Premium Plus II policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000 or such lower amount as we may permit at any time.

        (c) for LifeStages(R) Essentials policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

        (d) for LifeStages(R) Select policies: Unless we permit otherwise, the minimum initial premium payment is $25,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

        (e) for LifeStages(R) Elite policies:
            Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment for policies issued to fund a Pension Plan is $10,000.

2.For LifeStages(R) Flexible Premium policies, under the section entitled Policy
  Application and Premium Payments, delete the first two sentences of the fifth paragraph and replace them with the following:

        Unless we permit otherwise, the minimum initial premium for policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $50 or such lower amount as we may permit at any time.

E. THE POLICIES -- Riders

1.For the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R)
  Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Premium Plus II Variable Annuity, the LifeStages(R) Essentials Variable Annuity, the LifeStages(R) Select Variable Annuity and the LifeStages(R) Elite Variable Annuity policies, under the heading "Riders," delete the first sentence and replace it with the following:

        At no additional charge, we include two riders under the policy: an Unemployment Benefit Rider (for IRAs, Roth IRAs and all Non-Qualified Policies except policies issued to fund a Pension Plan) and a Living Needs Benefit Rider (for all types of policies).

2.For the LifeStages(R) Flexible Premium Variable Annuity, the LifeStages(R)
  Variable Annuity, the LifeStages(R) Premium Plus Variable Annuity, the LifeStages(R) Premium Plus II Variable Annuity, the LifeStages(R) Essentials Variable Annuity and the LifeStages(R) Select Variable Annuity policies, under the heading "Riders -- Unemployment Benefit Rider," delete the first sentence and replace it with the following:

        For all IRAs, Roth IRAs and all Non-Qualified Policies (except policies issued to fund a Pension Plan), if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges.

3.Under the heading "Riders - Enhanced Beneficiary Benefit Rider (optional)," delete the eighth full paragraph and replace it with the following:

        There will be no payment under the EBB Rider if, on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy or 3) if you transfer ownership of the policy. You cannot cancel this Rider without surrendering your policy.

4.Under the section "Riders," delete the heading "Enhanced Spousal Continuance
  Rider (optional)" and the four paragraphs of disclosure under that heading.

F. FEDERAL TAX MATTERS

1.Under the section "Federal Tax Matters - Qualified Plans," delete the heading
  "Qualified Plans" and the first paragraph under that heading and replace it with the following:

QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 403(a), 403(b), 408, 408A and 457 of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.
--------------------------------------------------------------------------------

                New York Life Insurance and Annuity Corporation
                               51 Madison Avenue
                            New York, New York 10010

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                                  BOND--       APPRECIATION--        CASH
                                                              SERVICE CLASS    SERVICE CLASS      MANAGEMENT
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $    660,765     $    652,848     $  1,048,474
                                                               ------------     ------------     ------------
      Total net assets......................................   $    660,765     $    652,848     $  1,048,474
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................   $    660,765     $    652,848     $  1,048,474
                                                               ============     ============     ============
    Variable accumulation
      unit value............................................   $      10.14     $      11.06     $       1.00
                                                               ============     ============     ============
Identified Cost of Investment...............................   $    695,961     $    631,814     $  1,048,476
                                                               ============     ============     ============


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                  CORE--          GROWTH--         GROWTH--
                                                              SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $    481,939     $  1,001,464     $    744,718
                                                               ------------     ------------     ------------
      Total net assets......................................   $    481,939     $  1,001,464     $    744,718
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................   $    481,939     $  1,001,464     $    744,718
                                                               ============     ============     ============
    Variable accumulation
      unit value............................................   $      10.72     $      11.38     $      11.55
                                                               ============     ============     ============
Identified Cost of Investment...............................   $    467,011     $    972,905     $    717,595
                                                               ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
    ------------------------------------------------------------------------------------------------------------------
     $    992,592     $    731,394     $    378,468     $    320,795     $  2,969,848     $  1,223,547     $    542,033
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $    992,592     $    731,394     $    378,468     $    320,795     $  2,969,848     $  1,223,547     $    542,033
     ============     ============     ============     ============     ============     ============     ============
     $    992,592     $    731,394     $    378,468     $    320,795     $  2,969,848     $  1,223,547     $    542,033
     ============     ============     ============     ============     ============     ============     ============
     $      10.87     $      11.31     $      10.08     $      11.15     $      10.74     $      11.08     $      11.39
     ============     ============     ============     ============     ============     ============     ============
     $    979,450     $    696,244     $    391,577     $    310,133     $  3,079,283     $  1,190,350     $    521,423
     ============     ============     ============     ============     ============     ============     ============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD             ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT           AMERICAN
        TOTAL         MAINSTAY VP        INCOME &         COMPANY           GROWTH         DEVELOPING          SMALL
       RETURN--         VALUE--          GROWTH--         VALUE--          EQUITY--         GROWTH--      CAPITALIZATION--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     CLASS S SHARES
    --------------------------------------------------------------------------------------------------------------------
     $    397,749     $    468,687     $    134,302     $    309,761     $    320,074     $    192,077      $    175,885
     ------------     ------------     ------------     ------------     ------------     ------------      ------------
     $    397,749     $    468,687     $    134,302     $    309,761     $    320,074     $    192,077      $    175,885
     ============     ============     ============     ============     ============     ============      ============
     $    397,749     $    468,687     $    134,302     $    309,761     $    320,074     $    192,077      $    175,885
     ============     ============     ============     ============     ============     ============      ============
     $      10.67     $      11.33     $      10.73     $      10.69     $      10.52     $      10.83      $      11.14
     ============     ============     ============     ============     ============     ============      ============
     $    397,215     $    452,631     $    128,377     $    298,295     $    310,377     $    191,940      $    171,317
     ============     ============     ============     ============     ============     ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                                 DREYFUS IP       FIDELITY(R)
                                                                 CALVERT         TECHNOLOGY           VIP
                                                                  SOCIAL          GROWTH--      CONTRAFUND(R)--
                                                                 BALANCED      SERVICE SHARES   SERVICE CLASS 2
                                                              -------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $     28,654     $    575,392     $    667,203
                                                               ------------     ------------     ------------
      Total net assets......................................   $     28,654     $    575,392     $    667,203
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................   $     28,654     $    575,392     $    667,203
                                                               ============     ============     ============
    Variable accumulation
      unit value............................................   $      10.34     $      11.18     $      11.08
                                                               ============     ============     ============
Identified Cost of Investment...............................   $     28,527     $    570,485     $    643,990
                                                               ============     ============     ============

                                                                                                  VAN KAMPEN
                                                                 T. ROWE                             UIF
                                                                  PRICE           VAN ECK          EMERGING
                                                                  EQUITY         WORLDWIDE         MARKETS
                                                                  INCOME            HARD           EQUITY--
                                                              PORTFOLIO--II        ASSETS          CLASS II
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $    684,437     $     98,182     $    127,438
                                                               ------------     ------------     ------------
      Total net assets......................................   $    684,437     $     98,182     $    127,438
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................   $    684,437     $     98,182     $    127,438
                                                               ============     ============     ============
    Variable accumulation
      unit value............................................   $      11.24     $      11.38     $      11.77
                                                               ============     ============     ============
Identified Cost of Investment...............................   $    641,019     $     93,068     $    120,492
                                                               ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

      FIDELITY(R)                                           JANUS ASPEN
          VIP            FIDELITY(R)       JANUS ASPEN         SERIES           MFS(R)           MFS(R)
         EQUITY              VIP              SERIES         WORLDWIDE        INVESTORS         RESEARCH
        INCOME--          MID CAP--         BALANCED--        GROWTH--      TRUST SERIES--      SERIES--
    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE SHARES   SERVICE SHARES   SERVICE CLASS    SERVICE CLASS
    -------------------------------------------------------------------------------------------------------
      $    534,824       $    218,779      $    459,771     $    125,458     $     19,078     $     35,845
      ------------       ------------      ------------     ------------     ------------     ------------
      $    534,824       $    218,779      $    459,771     $    125,458     $     19,078     $     35,845
      ============       ============      ============     ============     ============     ============
      $    534,824       $    218,779      $    459,771     $    125,458     $     19,078     $     35,845
      ============       ============      ============     ============     ============     ============
      $      10.87       $      11.59      $      10.64     $      10.72     $      10.61     $      10.61
      ============       ============      ============     ============     ============     ============
      $    504,512       $    211,080      $    455,428     $    120,461     $     18,180     $     34,257
      ============       ============      ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the period June 10, 2003 to December 31, 2003


                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                                  BOND--       APPRECIATION--        CASH
                                                              SERVICE CLASS    SERVICE CLASS      MANAGEMENT
                                                              ------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $     24,757     $        759     $        507
                                                               ------------     ------------     ------------
      Net investment income (loss)..........................         24,757              759              507
                                                               ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................         40,892               --          297,527
  Cost of investments sold..................................        (41,070)              --         (297,527)
                                                               ------------     ------------     ------------
      Net realized gain (loss) on investments...............           (178)              --               --
  Realized gain distribution received.......................         15,028               --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................        (35,197)          21,034               (2)
                                                               ------------     ------------     ------------
      Net gain (loss) on investments........................        (20,347)          21,034               (2)
                                                               ------------     ------------     ------------
        Net increase (decrease) in net assets resulting
          from operations...................................   $      4,410     $     21,793     $        505
                                                               ============     ============     ============


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                  CORE--          GROWTH--         GROWTH--
                                                              SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
                                                              ------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $      1,400     $         --     $         --
                                                               ------------     ------------     ------------
      Net investment income (loss)..........................          1,400               --               --
                                                               ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................          2,941            1,393           22,003
  Cost of investments sold..................................         (2,942)          (1,305)         (20,044)
                                                               ------------     ------------     ------------
      Net realized gain (loss) on investments...............             (1)              88            1,959
  Realized gain distribution received.......................             --               --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................         14,928           28,559           27,123
                                                               ------------     ------------     ------------
      Net gain (loss) on investments........................         14,927           28,647           29,082
                                                               ------------     ------------     ------------
        Net increase (decrease) in net assets resulting
          from operations...................................   $     16,327     $     28,647     $     29,082
                                                               ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV


                      MAINSTAY VP                       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH          HIGH YIELD         INDEXED       INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--      CORPORATE BOND--      EQUITY--         EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     SERVICE CLASS     SERVICE CLASS    SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------------
     $     18,737     $      5,713     $     15,800     $      2,695      $    188,531      $     13,067     $      7,878
     ------------     ------------     ------------     ------------      ------------      ------------     ------------
           18,737            5,713           15,800            2,695           188,531            13,067            7,878
     ------------     ------------     ------------     ------------      ------------      ------------     ------------
            6,813           69,486               --               --            92,277             2,318           11,334
           (6,530)         (67,996)              --               --           (89,877)           (2,246)         (10,268)
     ------------     ------------     ------------     ------------      ------------      ------------     ------------
              283            1,490               --               --             2,400                72            1,066
               --               --               --               --                --                --               --
           13,142           35,150          (13,109)          10,663          (109,434)           33,196           20,610
     ------------     ------------     ------------     ------------      ------------      ------------     ------------
           13,425           36,640          (13,109)          10,663          (107,034)           33,268           21,676
     ------------     ------------     ------------     ------------      ------------      ------------     ------------
     $     32,162     $     42,353     $      2,691     $     13,358      $     81,497      $     46,335     $     29,554
     ============     ============     ============     ============      ============      ============     ============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD             ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT           AMERICAN
        TOTAL         MAINSTAY VP        INCOME &         COMPANY           GROWTH         DEVELOPING          SMALL
       RETURN--         VALUE--          GROWTH--         VALUE--          EQUITY--         GROWTH--      CAPITALIZATION--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     CLASS S SHARES
    ----------------------------------------------------------------------------------------------------------------------
     $      5,981     $      5,932     $      1,603     $      1,787     $        256     $         --      $         --
     ------------     ------------     ------------     ------------     ------------     ------------      ------------
            5,981            5,932            1,603            1,787              256               --                --
     ------------     ------------     ------------     ------------     ------------     ------------      ------------
              793              151               --              106           10,962            2,629             1,188
             (776)            (139)              --             (104)         (10,757)          (2,487)           (1,097)
     ------------     ------------     ------------     ------------     ------------     ------------      ------------
               17               12               --                2              205              142                91
               --               --               --               --               --               --                --
              535           16,056            5,925           11,465            9,698              137             4,568
     ------------     ------------     ------------     ------------     ------------     ------------      ------------
              552           16,068            5,925           11,467            9,903              279             4,659
     ------------     ------------     ------------     ------------     ------------     ------------      ------------
     $      6,533     $     22,000     $      7,528     $     13,254     $     10,159     $        279      $      4,659
     ============     ============     ============     ============     ============     ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the period June 10, 2003 to December 31, 2003


                                                                                 DREYFUS IP       FIDELITY(R)
                                                                 CALVERT         TECHNOLOGY           VIP
                                                                  SOCIAL          GROWTH--      CONTRAFUND(R)--
                                                                 BALANCED      SERVICE SHARES   SERVICE CLASS 2
                                                              -------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $        496     $         --     $         --
                                                               ------------     ------------     ------------
      Net investment income (loss)..........................            496               --               --
                                                               ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................             26              186            9,178
  Cost of investments sold..................................            (26)            (170)          (8,493)
                                                               ------------     ------------     ------------
      Net realized gain (loss) on investments...............             --               16              685
  Realized gain distribution received.......................             --               --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................            126            4,907           23,213
                                                               ------------     ------------     ------------
      Net gain (loss) on investments........................            126            4,923           23,898
                                                               ------------     ------------     ------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $        622     $      4,923     $     23,898
                                                               ============     ============     ============

                                                                                                  VAN KAMPEN
                                                                                                     UIF
                                                              T. ROWE PRICE       VAN ECK          EMERGING
                                                                  EQUITY         WORLDWIDE         MARKETS
                                                                  INCOME            HARD           EQUITY--
                                                              PORTFOLIO--II        ASSETS          CLASS II
                                                              ------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $      2,101     $         --     $         --
                                                               ------------     ------------     ------------
      Net investment income (loss)..........................          2,101               --               --
                                                               ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................         38,013               27               54
  Cost of investments sold..................................        (47,038)             (25)             (50)
                                                               ------------     ------------     ------------
      Net realized gain (loss) on investments...............         (9,025)               2                4
  Realized gain distribution received.......................             --               --               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................         43,418            5,114            6,945
                                                               ------------     ------------     ------------
      Net gain (loss) on investments........................         34,393            5,116            6,949
                                                               ------------     ------------     ------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $     36,494     $      5,116     $      6,949
                                                               ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                                                                             JANUS ASPEN
        FIDELITY(R)            FIDELITY(R)            JANUS ASPEN               SERIES                 MFS(R)
            VIP                    VIP                   SERIES               WORLDWIDE              INVESTORS
      EQUITY-INCOME--           MID CAP--              BALANCED--              GROWTH--            TRUST SERIES--
      SERVICE CLASS 2        SERVICE CLASS 2         SERVICE SHARES         SERVICE SHARES         SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------
        $         --           $         --           $      3,917           $        220           $         --
        ------------           ------------           ------------           ------------           ------------
                  --                     --                  3,917                    220                     --
        ------------           ------------           ------------           ------------           ------------
               2,550                 15,684                    998                     28                  1,041
              (2,600)               (14,073)                  (981)                   (27)                (1,042)
        ------------           ------------           ------------           ------------           ------------
                 (50)                 1,611                     17                      1                     (1)
                  --                     --                     --                     --                     --
              30,311                  7,699                  4,343                  4,997                    898
        ------------           ------------           ------------           ------------           ------------
              30,261                  9,310                  4,360                  4,998                    897
        ------------           ------------           ------------           ------------           ------------
        $     30,261           $      9,310           $      8,277           $      5,218           $        897
        ============           ============           ============           ============           ============


            MFS(R)
      RESEARCH SERIES--
        SERVICE CLASS
     --------------------
         $         --
         ------------
                   --
         ------------
                   --
                   --
         ------------
                   --
                   --
                1,588
         ------------
                1,588
         ------------
         $      1,588
         ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the period June 10, 2003 to December 31, 2003

                                                                        MAINSTAY VP
                                                        MAINSTAY VP       CAPITAL        MAINSTAY VP
                                                          BOND--       APPRECIATION--       CASH
                                                       SERVICE CLASS   SERVICE CLASS     MANAGEMENT
                                                       -------------   --------------   -------------
                                                           2003             2003            2003
                                                       ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     24,757    $         759    $         507
    Net realized gain (loss) on investments..........          (178)              --               --
    Realized gain distribution received..............        15,028               --               --
    Change in unrealized appreciation (depreciation)
      on investments.................................       (35,197)          21,034               (2)
                                                       -------------   -------------    -------------
      Net increase (decrease) in net assets
        resulting from operations....................         4,410           21,793              505
                                                       -------------   -------------    -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............       557,348          573,694        1,322,152
    Policyowners' surrenders.........................          (399)              --           (4,632)
    Policyowners' annuity and death benefits.........            --               --               --
    Net transfers from (to) Fixed Account............        65,224           27,281           35,818
    Transfers between Investment Divisions...........        34,182           30,080         (305,369)
                                                       -------------   -------------    -------------
      Net contributions and (withdrawals)............       656,355          631,055        1,047,969
                                                       -------------   -------------    -------------
        Increase (decrease) in net assets............       660,765          652,848        1,048,474
NET ASSETS:
    Beginning of year................................            --               --               --
                                                       -------------   -------------    -------------
    End of year......................................  $    660,765    $     652,848    $   1,048,474
                                                       =============   =============    =============

                                                        MAINSTAY VP     MAINSTAY VP
                                                          INDEXED      INTERNATIONAL    MAINSTAY VP
                                                         EQUITY--        EQUITY--      MID CAP CORE--
                                                       SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                       -------------   -------------   --------------
                                                           2003            2003             2003
                                                       ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     13,067    $      7,878    $       1,400
    Net realized gain (loss) on investments..........            72           1,066               (1)
    Realized gain distribution received..............            --              --               --
    Change in unrealized appreciation (depreciation)
      on investments.................................        33,196          20,610           14,928
                                                       -------------   -------------   -------------
      Net increase (decrease) in net assets
        resulting from operations....................        46,335          29,554           16,327
                                                       -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     1,097,603         446,156          427,623
    Policyowners' surrenders.........................        (1,431)             --           (1,228)
    Policyowners' annuity and death benefits.........            --              --               --
    Net transfers from (to) Fixed Account............        47,779          27,967           34,986
    Transfers between Investment Divisions...........        33,261          38,356            4,231
                                                       -------------   -------------   -------------
      Net contributions and (withdrawals)............     1,177,212         512,479          465,612
                                                       -------------   -------------   -------------
        Increase (decrease) in net assets............     1,223,547         542,033          481,939
NET ASSETS:
    Beginning of year................................            --              --               --
                                                       -------------   -------------   -------------
    End of year......................................  $  1,223,547    $    542,033    $     481,939
                                                       =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                                                                                  MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD
     CONVERTIBLE--     EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $      18,737      $       5,713      $      15,800      $       2,695      $     188,531
               283              1,490                 --                 --              2,400
                --                 --                 --                 --                 --
            13,142             35,150            (13,109)            10,663           (109,434)
     -------------      -------------      -------------      -------------      -------------
            32,162             42,353              2,691             13,358             81,497
     -------------      -------------      -------------      -------------      -------------
           797,432            613,298            319,316            254,397          2,702,631
              (404)            (1,067)              (546)               (80)            (1,586)
                --                 --                 --                 --                 --
           137,212             75,685             57,113             15,789            173,918
            26,190              1,125               (106)            37,331             13,388
     -------------      -------------      -------------      -------------      -------------
           960,430            689,041            375,777            307,437          2,888,351
     -------------      -------------      -------------      -------------      -------------
           992,592            731,394            378,468            320,795          2,969,848
                --                 --                 --                 --                 --
     -------------      -------------      -------------      -------------      -------------
     $     992,592      $     731,394      $     378,468      $     320,795      $   2,969,848
     =============      =============      =============      =============      =============

                         MAINSTAY VP                                               MAINSTAY VP
      MAINSTAY VP         SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY
    MID CAP GROWTH--       GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   -----------------
          2003               2003               2003               2003               2003
    ---------------------------------------------------------------------------------------------
     $          --      $          --      $       5,981      $       5,932       $       1,603
                88              1,959                 17                 12                  --
                --                 --                 --                 --                  --
            28,559             27,123                535             16,056               5,925
     -------------      -------------      -------------      -------------       -------------
            28,647             29,082              6,533             22,000               7,528
     -------------      -------------      -------------      -------------       -------------
           913,352            669,182            360,292            392,656             121,506
              (103)               (79)                --               (222)                (10)
                --                 --                 --                 --                  --
            54,613             45,473             30,924             54,613               5,278
             4,955              1,060                 --               (360)                 --
     -------------      -------------      -------------      -------------       -------------
           972,817            715,636            391,216            446,687             126,774
     -------------      -------------      -------------      -------------       -------------
         1,001,464            744,718            397,749            468,687             134,302
                --                 --                 --                 --                  --
     -------------      -------------      -------------      -------------       -------------
     $   1,001,464      $     744,718      $     397,749      $     468,687       $     134,302
     =============      =============      =============      =============       =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the period June 10, 2003 to December 31, 2003

                                                        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP
                                                       DREYFUS LARGE      EAGLE ASSET      LORD ABBETT
                                                          COMPANY         MANAGEMENT        DEVELOPING
                                                          VALUE--       GROWTH EQUITY--      GROWTH--
                                                       SERVICE CLASS     SERVICE CLASS    SERVICE CLASS
                                                       --------------   ---------------   --------------
                                                            2003             2003              2003
                                                       -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $       1,787     $         256    $          --
    Net realized gain (loss) on investments..........              2               205              142
    Realized gain distribution received..............             --                --               --
    Change in unrealized appreciation (depreciation)
      on investments.................................         11,465             9,698              137
                                                       -------------     -------------    -------------
      Net increase (decrease) in net assets resulting
        from operations..............................         13,254            10,159              279
                                                       -------------     -------------    -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        256,638           285,719          182,471
    Policyowners' surrenders.........................           (106)               --              (67)
    Policyowners' annuity and death benefits.........             --                --               --
    Net transfers from (to) Fixed Account............         40,005            19,204            8,189
    Transfers between Investment Divisions...........            (30)            4,992            1,205
                                                       -------------     -------------    -------------
      Net contributions and (withdrawals)............        296,507           309,915          191,798
                                                       -------------     -------------    -------------
        Increase (decrease) in net assets............        309,761           320,074          192,077
NET ASSETS:
    Beginning of year................................             --                --               --
                                                       -------------     -------------    -------------
    End of year......................................  $     309,761     $     320,074    $     192,077
                                                       =============     =============    =============

                                                                                           JANUS ASPEN
                                                         FIDELITY(R)      JANUS ASPEN         SERIES
                                                             VIP             SERIES         WORLDWIDE
                                                          MID CAP--        BALANCED--        GROWTH--
                                                       SERVICE CLASS 2   SERVICE SHARES   SERVICE SHARES
                                                       ---------------   --------------   --------------
                                                            2003              2003             2003
                                                       -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................   $          --    $       3,917    $         220
    Net realized gain (loss) on investments..........           1,611               17                1
    Realized gain distribution received..............              --               --               --
    Change in unrealized appreciation (depreciation)
      on investments.................................           7,699            4,343            4,997
                                                        -------------    -------------    -------------
      Net increase (decrease) in net assets resulting
        from operations..............................           9,310            8,277            5,218
                                                        -------------    -------------    -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............         169,218          374,031          101,928
    Policyowners' surrenders.........................              --               --           (1,121)
    Policyowners' annuity and death benefits.........              --               --               --
    Net transfers from (to) Fixed Account............          38,197           72,149           17,974
    Transfers between Investment Divisions...........           2,054            5,314            1,459
                                                        -------------    -------------    -------------
      Net contributions and (withdrawals)............         209,469          451,494          120,240
                                                        -------------    -------------    -------------
        Increase (decrease) in net assets............         218,779          459,771          125,458
NET ASSETS:
    Beginning of year................................              --               --               --
                                                        -------------    -------------    -------------
    End of year......................................   $     218,779    $     459,771    $     125,458
                                                        =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

     ALGER AMERICAN                          DREYFUS IP        FIDELITY(R)        FIDELITY(R)
         SMALL             CALVERT           TECHNOLOGY            VIP                VIP
    CAPITALIZATION--        SOCIAL            GROWTH--       CONTRAFUND(R)--    EQUITY-INCOME--
     CLASS S SHARES        BALANCED        SERVICE SHARES    SERVICE CLASS 2    SERVICE CLASS 2
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
     $          --      $         496      $          --      $          --      $          --
                91                 --                 16                685                (50)
                --                 --                 --                 --                 --
             4,568                126              4,907             23,213             30,311
     -------------      -------------      -------------      -------------      -------------
             4,659                622              4,923             23,898             30,261
     -------------      -------------      -------------      -------------      -------------
           154,706             27,421            489,402            545,545            446,750
            (1,242)               (26)                --             (1,127)               (10)
                --                 --                 --                 --                 --
            17,765                637             31,690             90,162             50,148
                (3)                --             49,377              8,725              7,675
     -------------      -------------      -------------      -------------      -------------
           171,226             28,032            570,469            643,305            504,563
     -------------      -------------      -------------      -------------      -------------
           175,885             28,654            575,392            667,203            534,824
                --                 --                 --                 --                 --
     -------------      -------------      -------------      -------------      -------------
     $     175,885      $      28,654      $     575,392      $     667,203      $     534,824
     =============      =============      =============      =============      =============

                                                                  VAN ECK           VAN KAMPEN
    MFS(R) INVESTORS        MFS(R)          T. ROWE PRICE        WORLDWIDE             UIF
     TRUST SERIES--    RESEARCH SERIES--    EQUITY INCOME           HARD         EMERGING MARKETS
     SERVICE CLASS       SERVICE CLASS      PORTFOLIO--II          ASSETS        EQUITY--CLASS II
    ----------------   -----------------   ----------------   ----------------   ----------------
          2003               2003                2003               2003               2003
    ---------------------------------------------------------------------------------------------
     $          --       $          --      $       2,101      $          --      $          --
                (1)                 --             (9,025)                 2                  4
                --                  --                 --                 --                 --
               898               1,588             43,418              5,114              6,945
     -------------       -------------      -------------      -------------      -------------
               897               1,588             36,494              5,116              6,949
     -------------       -------------      -------------      -------------      -------------
            13,515              28,904            567,908             84,229            114,445
            (1,041)                 --               (226)               (99)                --
                --                  --                 --                 --                 --
             5,446               5,353             80,838              8,936              4,817
               261                  --               (577)                --              1,227
     -------------       -------------      -------------      -------------      -------------
            18,181              34,257            647,943             93,066            120,489
     -------------       -------------      -------------      -------------      -------------
            19,078              35,845            684,437             98,182            127,438
                --                  --                 --                 --                 --
     -------------       -------------      -------------      -------------      -------------
     $      19,078       $      35,845      $     684,437      $      98,182      $     127,438
     =============       =============      =============      =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-IV ("Separate Account") was established on June 10, 2003, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Retirement Annuity Policies ("the policies") issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Tax-Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

    The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc., and Lord, Abbett & Co. LLC, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    The following investment divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond--Service Class
MainStay VP Capital Appreciation--Service Class
MainStay VP Cash Management
MainStay VP Convertible--Service Class
MainStay VP Equity Income--Service Class
MainStay VP Government--Service Class
MainStay VP Growth Equity--Service Class
MainStay VP High Yield Corporate Bond--
  Service Class
MainStay VP Indexed Equity--Service Class
MainStay VP International Equity--Service Class
MainStay VP Mid Cap Core--Service Class
MainStay VP Mid Cap Growth--Service Class
MainStay VP Small Cap Growth--Service Class
MainStay VP Total Return--Service Class
MainStay VP Value--Service Class
MainStay VP American Century Income &
  Growth--Service Class
MainStay VP Dreyfus Large Company Value--
  Service Class
MainStay VP Eagle Asset Management Growth
  Equity--Service Class
MainStay VP Lord Abbett Developing Growth--
  Service Class
Alger American Small Capitalization--Class S Shares
Calvert Social Balanced
Dreyfus IP Technology Growth--Service Shares
Fidelity(R) VIP Contrafund(R)--Service Class 2
Fidelity(R) VIP Equity-Income--Service Class 2
Fidelity(R) VIP Mid Cap--Service Class 2
Janus Aspen Series Balanced--Service Shares
Janus Aspen Series Worldwide Growth--Service Shares
MFS(R) Investors Trust Series--Service Class
MFS(R) Research Series--Service Class
T. Rowe Price Equity Income Portfolio--II
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Equity--Class II

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

    Initial premium payments are allocated to the Investment Divisions, Fixed Account and/or Dollar Cost Averaging (DCA) Advantage Account within two Business Days after receipt. Subsequent premium payments are allocated to the Investment Divisions, Fixed Account and/or DCA Advantage Account at the close of the Business Day they are received. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account or from the DCA Advantage Account into the Investment Divisions. The policyowner may also transfer interest earned on monies in the Fixed Account into the Investment Divisions of the Separate Account.

    No Federal income tax is payable on investment income or capital gains of Separate Account-IV under current Federal income tax law.

    Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of Separate Account-IV are as follows:


                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                                  BOND--       APPRECIATION--        CASH
                                                              SERVICE CLASS    SERVICE CLASS      MANAGEMENT
                                                              ------------------------------------------------
Number of shares............................................           49               32            1,048
Identified cost.............................................     $    696         $    632         $  1,048


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                  CORE--          GROWTH--         GROWTH--
                                                              SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
                                                              ------------------------------------------------
Number of shares............................................           44              106               75
Identified cost.............................................     $    467         $    973         $    718

  Investment activity for the period June 10, 2003 to December 31, 2003, was as follows:


                                                                                MAINSTAY VP
                                                               MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                                  BOND--       APPRECIATION--        CASH
                                                              SERVICE CLASS    SERVICE CLASS      MANAGEMENT
                                                              ------------------------------------------------
Purchases...................................................     $    737         $    632         $  1,346
Proceeds from sales.........................................           41               --              298


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 MID CAP          MID CAP         SMALL CAP
                                                                  CORE--          GROWTH--         GROWTH--
                                                              SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
                                                              ------------------------------------------------
Purchases...................................................     $    470         $    974         $    738
Proceeds from sales.........................................            3                1               22

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

--------------------------------------------------------------------------------

                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP       MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED        INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------------
             92               69               35               17              316               55               45
       $    979         $    696         $    392         $    310         $  3,079         $  1,190         $    521

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD             ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT           AMERICAN
        TOTAL         MAINSTAY VP        INCOME &         COMPANY           GROWTH         DEVELOPING          SMALL
       RETURN--         VALUE--          GROWTH--         VALUE--          EQUITY--         GROWTH--      CAPITALIZATION--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     CLASS S SHARES
    ----------------------------------------------------------------------------------------------------------------------
             25               31               13               30               28               22                10
       $    397         $    453         $    128         $    298         $    310         $    192          $    171

                                                                         MAINSTAY VP
                      MAINSTAY VP                       MAINSTAY VP       HIGH YIELD      MAINSTAY VP       MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH         CORPORATE         INDEXED        INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------------
       $    986         $    764         $    392         $    310         $  3,169         $  1,193         $    532
              7               69               --               --               92                2               11

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD             ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT           AMERICAN
        TOTAL         MAINSTAY VP        INCOME &         COMPANY           GROWTH         DEVELOPING          SMALL
       RETURN--         VALUE--          GROWTH--         VALUE--          EQUITY--         GROWTH--      CAPITALIZATION--
    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS     CLASS S SHARES
    ----------------------------------------------------------------------------------------------------------------------
       $    398         $    453         $    128         $    298         $    321         $    194          $    172
              1               --               --               --               11                3                 1

--------------------------------------------------------------------------------


                                                                                    DREYFUS IP          FIDELITY(R)
                                                                CALVERT             TECHNOLOGY              VIP
                                                                 SOCIAL              GROWTH--         CONTRAFUND(R)--
                                                                BALANCED          SERVICE SHARES      SERVICE CLASS 2
                                                           ------------------------------------------------------------
Number of shares.........................................             16                   67                   29
Identified cost..........................................       $     29             $    570             $    644

                                                                                                         VAN KAMPEN
                                                                T. ROWE                                     UIF
                                                                 PRICE               VAN ECK              EMERGING
                                                                 EQUITY             WORLDWIDE             MARKETS
                                                                 INCOME                HARD               EQUITY--
                                                              PORTFOLIO-II            ASSETS              CLASS II
                                                           ------------------------------------------------------------
Number of shares.........................................             34                    7                   14
Identified cost..........................................       $    641             $     93             $    120


                                                                                    DREYFUS IP          FIDELITY(R)
                                                                CALVERT             TECHNOLOGY              VIP
                                                                 SOCIAL              GROWTH--         CONTRAFUND(R)--
                                                                BALANCED          SERVICE SHARES      SERVICE CLASS 2
                                                           ------------------------------------------------------------
Purchases................................................       $     29             $    571             $    652
Proceeds from sales......................................             --                   --                    9

                                                                                                         VAN KAMPEN
                                                                T. ROWE                                     UIF
                                                                 PRICE               VAN ECK              EMERGING
                                                                 EQUITY             WORLDWIDE             MARKETS
                                                                 INCOME                HARD               EQUITY--
                                                              PORTFOLIO-II            ASSETS              CLASS II
                                                           ------------------------------------------------------------
Purchases................................................       $    688             $     93             $    121
Proceeds from sales......................................             38                   --                   --

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

--------------------------------------------------------------------------------

                                                               JANUS ASPEN
      FIDELITY(R)        FIDELITY(R)        JANUS ASPEN           SERIES             MFS(R)
          VIP                VIP               SERIES           WORLDWIDE          INVESTORS            MFS(R)
    EQUITY-INCOME--       MID CAP--          BALANCED--          GROWTH--        TRUST SERIES--    RESEARCH SERIES--
    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES     SERVICE SHARES     SERVICE CLASS       SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------
              23                  9                 19                  5                  1                  3
        $    505           $    211           $    455           $    120           $     18           $     34

                                                               JANUS ASPEN
      FIDELITY(R)        FIDELITY(R)        JANUS ASPEN           SERIES             MFS(R)
          VIP                VIP               SERIES           WORLDWIDE          INVESTORS            MFS(R)
    EQUITY-INCOME--       MID CAP--          BALANCED--          GROWTH--        TRUST SERIES--    RESEARCH SERIES--
    SERVICE CLASS 2    SERVICE CLASS 2     SERVICE SHARES     SERVICE SHARES     SERVICE CLASS       SERVICE CLASS
    ----------------------------------------------------------------------------------------------------------------
        $    507           $    225           $    456           $    120           $     19           $     34
               3                 16                  1                 --                  1                 --

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders, depending on the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. All surrender charges are recorded with policyowners' surrenders in the accompanying statement of changes in net assets.

    NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender, the accumulation value is less than $100,000. This charge is $30 per policy.

    Additionally, NYLIAC reserves the right to charge $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

    The policies are also subject to an annualized mortality and expense risk and administrative costs charge of 1.70% of the Adjusted Premium Payments allocated to the Investment Divisions and the DCA Advantage Account. It is deducted on a quarterly basis from the Investment Divisions. In addition, a pro-rata portion of the charge will be deducted on the date the policy is surrendered and upon payment of any death benefit proceeds.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The change in units outstanding for the period June 10, 2003 to December 31, 2003:


                                                                          MAINSTAY VP
                                                       MAINSTAY VP          CAPITAL
                                                          BOND--         APPRECIATION--      MAINSTAY VP
                                                      SERVICE CLASS      SERVICE CLASS     CASH MANAGEMENT
                                                     ----------------   ----------------   ----------------
                                                           2003               2003               2003
                                                     ------------------------------------------------------
Units issued.......................................          65                 59              1,357
Units redeemed.....................................          --                 --               (310)
                                                          -----              -----              -----
  Net increase (decrease)..........................          65                 59              1,047
                                                          =====              =====              =====


                                                                          MAINSTAY VP
                                                       MAINSTAY VP       INTERNATIONAL       MAINSTAY VP
                                                     INDEXED EQUITY--       EQUITY--        MID CAP CORE--
                                                      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                     ----------------   ----------------   ----------------
                                                           2003               2003               2003
                                                     ------------------------------------------------------
Units issued.......................................         111                 48                 45
Units redeemed.....................................          --                 --                 --
                                                          -----              -----              -----
  Net increase (decrease)..........................         111                 48                 45
                                                          =====              =====              =====

                                                                          MAINSTAY VP        MAINSTAY VP
                                                       MAINSTAY VP        EAGLE ASSET        LORD ABBETT
                                                      DREYFUS LARGE        MANAGEMENT         DEVELOPING
                                                     COMPANY VALUE--    GROWTH EQUITY--        GROWTH--
                                                      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                     ----------------   ----------------   ----------------
                                                           2003               2003               2003
                                                     ------------------------------------------------------
Units issued.......................................          29                 30                 18
Units redeemed.....................................          --                 --                 --
                                                          -----              -----              -----
  Net increase (decrease)..........................          29                 30                 18
                                                          =====              =====              =====

                                                                                             JANUS ASPEN
                                                                          JANUS ASPEN           SERIES
                                                     FIDELITY(R) VIP         SERIES           WORLDWIDE
                                                        MID CAP--          BALANCED--          GROWTH--
                                                     SERVICE CLASS 2     SERVICE SHARES     SERVICE SHARES
                                                     ----------------   ----------------   ----------------
                                                           2003               2003               2003
                                                     ------------------------------------------------------
Units issued.......................................          19                 43                 12
Units redeemed.....................................          --                 --                 --
                                                          -----              -----              -----
  Net increase (decrease)..........................          19                 43                 12
                                                          =====              =====              =====

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

--------------------------------------------------------------------------------


                                                                                  MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD
     CONVERTIBLE--     EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
            91                 65                 38                 29                277
            --                 --                 --                 --                 --
         -----              -----              -----              -----              -----
            91                 65                 38                 29                277
         =====              =====              =====              =====              =====


                         MAINSTAY VP                                               MAINSTAY VP
      MAINSTAY VP         SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY
    MID CAP GROWTH--       GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   -----------------
          2003               2003               2003               2003               2003
    ---------------------------------------------------------------------------------------------
            88                 64                 37                 41                  13
            --                 --                 --                 --                  --
         -----              -----              -----              -----               -----
            88                 64                 37                 41                  13
         =====              =====              =====              =====               =====


     ALGER AMERICAN                          DREYFUS IP
         SMALL             CALVERT           TECHNOLOGY      FIDELITY(R) VIP    FIDELITY(R) VIP
    CAPITALIZATION--        SOCIAL            GROWTH--       CONTRAFUND(R)--    EQUITY-INCOME--
     CLASS S SHARES        BALANCED        SERVICE SHARES    SERVICE CLASS 2    SERVICE CLASS 2
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
            16                  3                 51                 60                 49
            --                 --                 --                 --                 --
         -----              -----              -----              -----              -----
            16                  3                 51                 60                 49
         =====              =====              =====              =====              =====

                                                                                    VAN KAMPEN
         MFS(R)                                                   VAN ECK              UIF
       INVESTORS            MFS(R)          T. ROWE PRICE        WORLDWIDE       EMERGING MARKETS
     TRUST SERIES--    RESEARCH SERIES--    EQUITY INCOME           HARD             EQUITY--
     SERVICE CLASS       SERVICE CLASS      PORTFOLIO--II          ASSETS            CLASS II
    ----------------   -----------------   ----------------   ----------------   ----------------
          2003               2003                2003               2003               2003
    ---------------------------------------------------------------------------------------------
             2                   3                 61                  9                 11
            --                  --                 --                 --                 --
         -----               -----              -----              -----              -----
             2                   3                 61                  9                 11
         =====               =====              =====              =====              =====

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2003:


                                                                            MAINSTAY VP
                                                         MAINSTAY VP          CAPITAL
                                                            BOND--         APPRECIATION--      MAINSTAY VP
                                                        SERVICE CLASS      SERVICE CLASS     CASH MANAGEMENT
                                                       ----------------   ----------------   ----------------
                                                             2003               2003               2003
                                                       ------------------------------------------------------
Net Assets.........................................        $    661           $    653           $  1,048
Units Outstanding..................................              65                 59              1,047
Variable Accumulation Unit Value...................        $  10.14           $  11.06           $   1.00
Total Return.......................................            1.4%              10.6%               0.1%
Investment Income Ratio............................           24.1%               0.9%               0.4%


                                                         MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
                                                           INDEXED         INTERNATIONAL         MID CAP
                                                           EQUITY--           EQUITY--            CORE--
                                                        SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                       ----------------   ----------------   ----------------
                                                             2003               2003               2003
                                                       ------------------------------------------------------
Net Assets.........................................        $  1,224           $    542           $    482
Units Outstanding..................................             110                 48                 45
Variable Accumulation Unit Value...................        $  11.08           $  11.39           $  10.72
Total Return.......................................           10.8%              13.9%               7.2%
Investment Income Ratio............................            9.1%              12.1%               2.4%

                                                                            MAINSTAY VP        MAINSTAY VP
                                                         MAINSTAY VP        EAGLE ASSET        LORD ABBETT
                                                        DREYFUS LARGE        MANAGEMENT         DEVELOPING
                                                       COMPANY VALUE--    GROWTH EQUITY--        GROWTH--
                                                        SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
                                                       ----------------   ----------------   ----------------
                                                             2003               2003               2003
                                                       ------------------------------------------------------
Net Assets.........................................        $    310           $    320           $    192
Units Outstanding..................................              29                 30                 18
Variable Accumulation Unit Value...................        $  10.69           $  10.52           $  10.83
Total Return.......................................            6.9%               5.2%               8.3%
Investment Income Ratio............................            4.9%               0.8%                 --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.
Charges and fees levied by NYLIAC are disclosed in Note 3.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

--------------------------------------------------------------------------------



                                                                                  MAINSTAY VP
      MAINSTAY VP        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP         HIGH YIELD
     CONVERTIBLE--     EQUITY INCOME--      GOVERNMENT--     GROWTH EQUITY--    CORPORATE BOND--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
        $    993           $    731           $    378           $    321           $  2,970
              91                 65                 38                 29                276
        $  10.87           $  11.31           $  10.08           $  11.15           $  10.74
            8.7%              13.1%               0.8%              11.5%               7.4%
           14.8%               5.7%              24.9%               6.3%              42.9%


      MAINSTAY VP        MAINSTAY VP                                               MAINSTAY VP
        MID CAP           SMALL CAP         MAINSTAY VP        MAINSTAY VP      AMERICAN CENTURY
        GROWTH--           GROWTH--        TOTAL RETURN--        VALUE--        INCOME & GROWTH--
     SERVICE CLASS      SERVICE CLASS      SERVICE CLASS      SERVICE CLASS       SERVICE CLASS
    ----------------   ----------------   ----------------   ----------------   -----------------
          2003               2003               2003               2003               2003
    ---------------------------------------------------------------------------------------------
        $  1,001           $    745           $    398           $    469           $    134
              88                 64                 37                 41                 13
        $  11.38           $  11.55           $  10.67           $  11.33           $  10.73
           13.8%              15.5%               6.7%              13.3%               7.3%
              --                 --              13.8%              10.8%               7.7%


     ALGER AMERICAN                          DREYFUS IP
         SMALL             CALVERT           TECHNOLOGY      FIDELITY(R) VIP    FIDELITY(R) VIP
    CAPITALIZATION--        SOCIAL            GROWTH--       CONTRAFUND(R)--    EQUITY-INCOME--
     CLASS S SHARES        BALANCED        SERVICE SHARES    SERVICE CLASS 2    SERVICE CLASS 2
    ----------------   ----------------   ----------------   ----------------   ----------------
          2003               2003               2003               2003               2003
    --------------------------------------------------------------------------------------------
        $    176           $     29           $    575           $    667           $    535
              16                  3                 51                 60                 49
        $  11.14           $  10.34           $  11.18           $  11.08           $  10.87
           11.4%               3.4%              11.8%              10.8%               8.7%
              --              13.0%                 --                 --                 --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                                              JANUS ASPEN
                                                        FIDELITY(R)        JANUS ASPEN           SERIES
                                                            VIP               SERIES           WORLDWIDE
                                                         MID CAP--          BALANCED--          GROWTH--
                                                      SERVICE CLASS 2     SERVICE SHARES     SERVICE SHARES
                                                      ----------------   ----------------   ----------------
                                                            2003               2003               2003
                                                      ------------------------------------------------------
Net Assets.........................................       $    219           $    460           $    125
Units Outstanding..................................             19                 43                 12
Variable Accumulation Unit Value...................       $  11.59           $  10.64           $  10.72
Total Return.......................................          15.9%               6.4%               7.2%
Investment Income Ratio............................             --               7.2%               1.4%


                                                      MFS(R) INVESTORS        MFS(R)          T. ROWE PRICE
                                                       TRUST SERIES--    RESEARCH SERIES--    EQUITY INCOME
                                                       SERVICE CLASS       SERVICE CLASS      PORTFOLIO--II
                                                      ----------------   -----------------   ----------------
                                                            2003               2003                2003
                                                      -------------------------------------------------------
Net Assets.........................................       $     19           $     36            $    684
Units Outstanding..................................              2                  3                  61
Variable Accumulation Unit Value...................       $  10.61           $  10.61            $  11.24
Total Return.......................................           6.1%               6.1%               12.4%
Investment Income Ratio............................             --                 --                2.2%

                                                                            VAN KAMPEN
                                                          VAN ECK              UIF
                                                         WORLDWIDE           EMERGING
                                                            HARD         MARKETS EQUITY--
                                                           ASSETS            CLASS II
                                                      ----------------   ----------------
                                                            2003               2003
                                                      -----------------------------------
Net Assets.........................................       $     98           $    127
Units Outstanding..................................              9                 11
Variable Accumulation Unit Value...................       $  11.38           $  11.77
Total Return.......................................          13.8%              17.7%
Investment Income Ratio............................             --                 --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation
and the Variable Annuity Separate Account IV Policyowners

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Service Class), MainStay VP Capital Appreciation (Service Class), MainStay VP Cash Management, MainStay VP Convertible (Service Class), MainStay VP Equity Income (Service Class), MainStay VP Government (Service Class), MainStay VP Growth Equity (Service Class), MainStay VP High Yield Corporate Bond (Service Class), MainStay VP Indexed Equity (Service Class), MainStay VP International Equity (Service Class), MainStay VP Mid Cap Core (Service Class), MainStay VP Mid Cap Growth (Service Class), MainStay VP Small Cap Growth (Service Class), MainStay VP Total Return (Service Class), MainStay VP Value (Service Class), MainStay VP American Century Income and Growth (Service Class), MainStay VP Dreyfus Large Company Value (Service Class), MainStay VP Eagle Asset Management Growth Equity (Service Class), MainStay VP Lord Abbett Developing Growth (Service Class), Alger American Small Capitalization (Class S Shares), Calvert Social Balanced, Dreyfus IP Technology Growth (Service Shares), Fidelity(R) VIP Contrafund(R) (Service Class 2), Fidelity(R) VIP Equity-Income (Service Class 2), Fidelity(R) VIP Mid Cap (Service Class 2), Janus Aspen Series Balanced (Service Shares), Janus Aspen Series Worldwide Growth (Service Shares), MFS(R) Investors Trust Series (Service Class), MFS(R) Research Series (Service Class), T. Rowe Price Equity Income Portfolio II, Van Eck Worldwide Hard Assets and Van Kampen UIF Emerging Markets Equity (Class II) Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-IV) at December 31, 2003, the results of each of their operations from June 10, 2003 through December 31, 2003, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004